Exhibit 10.1

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

FIRST AMENDMENT, dated as of August 1, 2018 (this “Amendment”), to the Third Amended and Restated Credit Agreement, dated as of February 28, 2018 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), among Starwood Property Mortgage Sub-10, L.L.C. and Starwood Property Mortgage Sub-10-A, L.L.C., as Borrowers, Starwood Property Trust, Inc. and the subsidiaries of Starwood Property Trust, Inc. from time to time party thereto, as Guarantors, Bank of America, N.A., as Administrative Agent thereunder (in such capacity, the “Administrative Agent”) and the Lenders from time to time party thereto (collectively, the “Lenders”).  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.

WHEREAS, the Borrowers have requested that the Credit Agreement be modified as herein set forth.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1.   Amendments to Credit Agreement Relating to “Flex Period”.

1.1        New Definitions.    Section 1.01 of the Credit Agreement is hereby amended by inserting the following new definitions in the appropriate alphabetical order:

“Beneficial Ownership Certification” means a certification regarding beneficial ownership required by the Beneficial Ownership Regulation.

“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.

“First Amendment” means the First Amendment to this Agreement, dated as of August 1, 2018, among the Loan Parties, the Administrative Agent and the Lenders party thereto.

“First Amendment Effective Date” has the meaning specified in Section 3.1 of the First Amendment.

“Flex Amendment Effective Date” has the meaning specified in Section 3.2 of the First Amendment.

“Flex Period” means the period commencing on the Flex Amendment Effective Date and ending on the earlier to occur of (i) September 28, 2018 and (ii) the first Business Day following receipt by the Administrative Agent of a written notice from the Borrowers stating that they have elected to terminate the Flex Period.

1.2        Definition of Applicable Percentage.  The last sentence of the definition of “Applicable Percentage” contained in Section 1.01 of the Credit Agreement is hereby amended and restated to read as follows:

The Applicable Percentage of each Lender as of the Flex Amendment Effective Date is set forth opposite the name of such Lender (i) on Part A of Schedule 2.01 at any time during the Flex Period, (ii) on Part B of Schedule 2.01 at any time other than during the Flex Period, or (iii) with respect to any Lender that becomes a party to this Agreement after the Flex Amendment Effective Date, as set forth in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, in each case as such amount may be adjusted from time to time in accordance with this Agreement.

1.3        Definition of Commitment.  The definition of “Commitment” contained in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Commitment” means, as to each Lender, its obligation to make Revolving Credit Loans to the Borrowers pursuant to Section 2.01 and purchase participations in Swing Line Loans, in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender’s name (i) on Part A of Schedule 2.01 at any time during the Flex Period, (ii) on Part B of Schedule 2.01 at any time other than during the Flex Period, or (iii) with respect to any Lender that becomes a party to this Agreement after the Flex Amendment Effective Date, as set forth in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, in each case as such amount may be adjusted from time to time in accordance with this Agreement.

1.4        Definition of Release Conditions.  Clause (d) of the definition of “Release Conditions” contained in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(d)         the representations and warranties contained in Article V and the other Loan Documents are true and correct in all material respects (or, in the case of Section 5.27, in all respects) on and as of the effective date of the proposed Release Transaction and, both before and after giving effect to such removal and/or release, except (A) to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, (B) any representation or warranty that is already by its terms qualified as to “materiality”,  “Material Adverse Effect” or similar language shall be true and correct in all respects as of such applicable date (including such earlier date set forth in the foregoing clause (A)) after giving effect to such qualification and (C) for purposes of this clause, the representations and warranties contained in subsections (a) and (b) of Section 5.05 shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) and (b), respectively, of Section 6.01;

1.5        Amendment to Section 2.12(a)(ii)(D).  Section 2.12(a)(ii)(D) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(D)        The Administrative Agent shall have received a certificate of each Loan Party dated as of the effective date of such Maturity Date extension signed by a Responsible Officer of such Loan Party certifying that, before and after giving effect to such extension, (A) the representations and warranties contained in Article V and the other Loan Documents are true and correct in all material respects (or, in the case of Section 5.27, in all respects) on and as of such date, except (x) to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, (y) any representation or warranty that is already by its terms qualified as to “materiality”,  “Material Adverse Effect” or similar language shall be true and correct in all respects as of such date after giving effect to such qualification and (z) for purposes of this Section 2.12(a), the representations and warranties contained in subsections (a) and (b) of Section 5.05 shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) and (b), respectively, of Section 6.01, and (B) no Default exists;

2

1.6        Amendments to Section 2.12(b)(iv).

1.6.1.    Section 2.12(b)(iv)(E) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(E)        The Administrative Agent shall have received a certificate of each Loan Party dated as of the effective date of such First Extended Maturity Date extension signed by a Responsible Officer of such Loan Party certifying that, before and after giving effect to such extension, (A) the representations and warranties contained in Article V and the other Loan Documents are true and correct in all material respects (or, in the case of Section 5.27, in all respects) on and as of such date, except (x) to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, (y) any representation or warranty that is already by its terms qualified as to “materiality”,  “Material Adverse Effect” or similar language shall be true and correct in all respects as of such date after giving effect to such qualification and (z) for purposes of this Section 2.12(b), the representations and warranties contained in subsections (a) and (b) of Section 5.05 shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) and (b), respectively, of Section 6.01, and (B) no Default exists;

1.6.2     The word “and” appearing at the end of Section 2.12(b)(iv)(F) of the Credit Agreement is hereby deleted, the period appearing at the end of Section 2.12(b)(iv)(G) of the Credit Agreement is hereby deleted and replaced with a semi-colon and the following clauses are hereby added to the end of Section 2.12(b)(iv):

(H)        upon the reasonable request of any Lender made at least ten days prior to the effectiveness of an extension of the First Extended Maturity Date, the Borrowers shall have provided to such Lender, and such Lender shall be reasonably satisfied with, the documentation and other information so requested in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the U.S. Patriot Act, in each case at least five days prior to such effectiveness date; and

(I)         at least five days prior to the effectiveness of an extension of the First Extended Date, if either Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation it shall deliver to each Lender that so requests the same at least ten days prior to the effectiveness of such extension a Beneficial Ownership Certification in relation to such Borrower.

1.7        Amendment to Section 2.15(e).  Section 2.15(e) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(e)         Conditions to Effectiveness of Increase.  As conditions precedent to each such increase, (i) the Borrowers shall deliver to the Administrative Agent a certificate of each Loan Party dated as of the Increase Effective Date (in sufficient copies for each Lender) signed by a Responsible Officer of such Loan Party (x) (1) certifying and attaching the resolutions adopted by such Loan Party approving or consenting to such increase or (2) certifying that, as of such Increase Effective Date, the resolutions delivered to the Administrative Agent and the Lenders on

3

the Restatement Effective Date (if such resolutions include approval to increase the Aggregate Commitments to an amount at least equal to $650,000,000) are and remain in full force and effect and have not been modified, rescinded or superseded since the date of adoption, and (y) in the case of the Borrowers, certifying that, before and after giving effect to such increase, (A) the representations and warranties contained in Article V and the other Loan Documents are true and correct in all material respects (or, in the case of Section 5.27, in all respects) on and as of such Increase Effective Date, except to the extent that (1) such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, (2) any representation or warranty that is already by its terms qualified as to “materiality”,  “Material Adverse Effect” or similar language shall be true and correct in all respects as of such applicable date (including such earlier date set forth in the foregoing clause (1)) after giving effect to such qualification and (3) for purposes of this Section 2.15, the representations and warranties contained in subsections (a) and (b) of Section 5.05 shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) and (b), respectively, of Section 6.01, and (B) no Default shall have occurred and is then continuing, (ii) the Administrative Agent shall have received (x) a New Lender Joinder Agreement duly executed by the Borrowers and each Eligible Assignee that is becoming a Lender in connection with such increase, which New Lender Joinder Agreement shall (in order to be effective) be acknowledged and consented to in writing by the Administrative Agent and the Swing Line Lender and (y) written confirmation from each existing Lender, if any, participating in such increase of the amount by which its Commitment will be increased, which confirmation shall (in order to be effective) be acknowledged and consented to in writing by the Swing Line Lender and (iii) the Borrowers shall have paid to the Arranger any fee required to be paid by the Borrowers as agreed to in writing by the Arranger and the Borrowers in connection therewith.

1.8        New Section 2.17.  The following is hereby added to the Credit Agreement as Section 2.17 thereof:

2.17.     Flex Period Settlements.

(a)         On the Flex Amendment Effective Date, (i) the participation interests of the Lenders in any outstanding Swing Line Loans shall be automatically reallocated among the Lenders in accordance with their respective Applicable Percentages as set forth in Part A of Schedule 2.01, and any Lender whose Commitment has increased by virtue of such reallocation shall pay to the Administrative Agent such amounts as are necessary to fund its new or increased share of all Revolving Credit Loans in accordance with its adjusted Applicable Percentage, (ii) the Administrative Agent will use the proceeds thereof to pay to each existing Lender whose Applicable Percentage is decreasing such amounts as are necessary so that each Lender’s share of all Revolving Credit Loans will be equal to its adjusted Applicable Percentage, and (iii) if the Flex Amendment Effective Date occurs on a date other than the last day of an Interest Period applicable to any outstanding Revolving Credit Loan that is a Eurodollar Rate Loan, then the Borrowers shall pay any amounts required pursuant to Section 3.05 on account of the payments made pursuant to clause (ii) of this sentence.

(b)         Upon expiration or termination of the Flex Period, (i) the participation interests of the Lenders in any outstanding Letters of Credit shall be automatically reallocated among the Lenders in accordance with their respective Applicable Percentages as set forth in Part B of Schedule 2.01, and any Lender whose Commitment has increased by virtue of such reallocation shall pay to the Administrative Agent such amounts as are necessary to fund its new or increased share of all Revolving Credit Loans in accordance with its adjusted Applicable Percentage, (ii)

4

the Administrative Agent will use the proceeds thereof to pay to each existing Lender whose Applicable Percentage is decreasing such amounts as are necessary so that each Lender’s share of all Revolving Credit Loans will be equal to its adjusted Applicable Percentage, and (iii) if the Flex Period expires on a date other than the last day of an Interest Period applicable to any outstanding Revolving Credit Loan that is a Eurodollar Rate Loan, then the Borrowers shall pay any amounts required pursuant to Section 3.05 on account of the payments made pursuant to clause (ii) of this sentence.

1.9        Amendment to Section 3.03(b).  Section 3.03(b) of the Credit Agreement is hereby amended to add the following sentence at the end thereof:

The provisions of this Section 3.03(b) shall supersede any provision in Section 11.01 to the contrary.

1.10      New Section 5.27.  The following is hereby added to the Credit Agreement as Section 5.27 thereof:

Section 5.27  Beneficial Ownership.  As of the Flex Amendment Effective Date, each Increase Effective Date and the date that an extension of the First Extended Maturity Date pursuant to Section 2.12(b) becomes effective, the information included in each Beneficial Ownership Certification delivered to the Administrative Agent and/or any Lender on such date is true and correct in all respects.

1.11      Amendment to Section 6.02(e).  Section 6.02(e) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(e) promptly following any request therefor, information and documentation reasonably requested by the Administrative Agent or any Lender for purposes of compliance with applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the U.S. Patriot Act and the Beneficial Ownership Regulation;

1.12      Amendment to Section 11.01.  Clause (ii) of the second proviso to Section 11.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

(ii) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above, (x) affect the rights or duties of the Administrative Agent under this Agreement or any other Loan Document or (y) change any provisions of Section 3.03(b) or any term defined in such clauses.

1.13      Amended and Restated Schedule 2.01.  Schedule 2.01 to the Credit Agreement is hereby replaced with the Schedule 2.01 attached to this Amendment as Annex I.

SECTION 2.  Amendments to Credit Agreement Relating to Eligibility of Loan Assets.

2.1  Definition of Loan Asset.   The definition of “Loan Asset” is hereby amended and restated in its entirety to read as follows:

“Loan Asset” means (i) a commercial mortgage loan originated or acquired by a Borrower or (ii) a commercial mortgage loan, together with the related mezzanine loan,

5

originated or acquired by a Borrower, excluding, in each case of clause (i) and (ii), any future funding obligations set forth under the definitive documentation evidencing or governing such commercial mortgage loan and any advances in respect thereof unless and until such future advances are acquired by a Borrower.  For the avoidance of doubt, a mezzanine loan itself does not constitute a Loan Asset but as described in clause (ii) may comprise part of a Loan Asset.  Further, a Loan Asset shall not include any future funding obligations set forth under the definitive documentation in respect of any Loan Asset.

2.2        Definition Permitted Collateral Liens.  Clause (d) of the definition of Permitted Collateral Liens set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

(d)  Commercially reasonable restrictions on permitted transfers that are set forth in the documentation governing such Loan Asset; provided, that for the avoidance of doubt, in order to constitute a Permitted Collateral Lien under this clause (d), (i) any identified restricted transferees or categories thereof must be approved by the Administrative Agent and (ii) in no event may any such restrictions limit the ability to transfer (including by way of foreclosure) any portion of such Loan Asset to the Administrative Agent (or a Wholly Owned Subsidiary of one or more Secured Parties) for the benefit of the Secured Parties.

2.3        Amendments to 2.14(a).

2.3.1.    Amendment to Section 2.14(a)(ii).  Section 2.14(a)(ii) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(ii)  A Borrower shall:

(A)  be the sole owner of such Loan Asset;

(B)  be the exclusive administrative agent, collateral agent, trustee and any similar agent or servicer under such Loan Asset if the documents evidencing or governing such Loan Asset include the designation of any such Person or, in the case of any such agent, trustee or servicer, have the exclusive right to direct, appoint and remove such agent, trustee or servicer; and

(C)  have the exclusive right (whether by virtue of (i) the express terms of the documents evidencing or governing such Loan Asset, (ii) a co-lender or similar agreement among the lenders to such Loan Asset, (iii) its status as administrative agent, collateral agent, trustee or similar agent or servicer under such Loan Asset or (iv) the percentage of loans held by such Borrower in respect of such Loan Asset) to act on behalf of all lenders party to such Loan Asset, without the consent or approval of any other lender party thereto, with respect to all matters, including (x) waivers, consents and amendments of all provisions contained in the documents evidencing or governing such Loan Asset, (y) decisions with respect to matters involving any collateral securing such Loan Asset and (z) the exercise of rights and remedies under such Loan Asset.

2.3.2.    New Section 2.14(a)(viii).  Section 2.14(a) of the Credit Agreement is hereby amended by adding the following to the end thereof as clause (viii) thereto:

6

(viii)  If and to the extent the definitive documentation in respect of such Loan Asset contemplates any future funding obligations, all such future funding obligations and any advances in respect thereof are held by a subsidiary of Parent (other than advances that constitute a Loan Asset that has been included in the calculation of the Borrowing Base Amount in accordance with the terms of this Agreement).

2.4        Amendment to Section 7.03(A).  Clause (A) of Section 7.03 of the Credit Agreement is hereby amended and restated in its entirety as follows:

(A)        No Intermediate Parent shall, nor shall it permit any of its Subsidiaries to, directly or indirectly, create, incur, assume or suffer to exist any Indebtedness, except:

(i)     Indebtedness under the Loan Documents;

(ii)    in the case of a Borrower, customary contractual indemnities owed to the administrative agent, collateral agent, trustee or any similar agent or servicer under a Loan Asset that is included in the calculation of the Borrowing Base Amount; and

(iii)   in the case of any Property Asset Subsidiary Guarantor, unsecured trade payables incurred in the ordinary course of business relating to the ownership and operation of Property, so long as such unsecured trade payables are paid within sixty (60) days of the date incurred.

SECTION 3.   Conditions of Effectiveness.

3.1        Section 2 Amendments.  The provisions of this Amendment other than Section 1 hereof shall become effective on the date the Administrative Agent shall have received counterparts of this Amendment duly executed by each of the Loan Parties, the Administrative Agent and Lenders constituting Majority Lenders (such date being referred to herein as the “First Amendment Effective Date”).

3.2        Section 1 Amendments.  The provisions of Section 1 of this Amendment shall become effective on the first date that the Administrative Agent shall have received counterparts of this Amendment duly executed by each of the Loan Parties, the Administrative Agent and each of the Lenders and all of the conditions precedent set forth below shall have been satisfied or waived in writing (such date being referred to herein as the “Flex Amendment Effective Date”):

(a)         Fees.  The Borrowers shall have paid, by wire transfer of immediately available funds, to the Administrative Agent for the account of each Lender that has agreed to increase its Commitment pursuant to the terms of this Amendment (as reflected in Annex I hereto), a fee equal to *** of the aggregate amount of such increase.

(b)         Corporate Documentation.   The Administrative Agent shall have received such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may require evidencing the identity, authority and capacity of each Loan Party to execute, deliver and perform this Amendment and of each of Responsible Officer thereof to act as a Responsible Officer in connection with this Amendment and the transactions contemplated hereby.

7

(c)         Opinions.  The Administrative Agent shall have received (i) a favorable opinions of Sidley Austin LLP, counsel to the Loan Parties, addressed to the Administrative Agent and each Lender, as to the matters concerning the Loan Parties and the Loan Documents as the Administrative Agent may reasonably request and (ii) a favorable opinion of Morrison & Foerster LLP, Maryland counsel to the Parent, addressed to the Administrative Agent and each Lender, as to such matters concerning the Parent and the Loan Documents to which the Parent is a party as the Administrative Agent may reasonably request.

(d)         Beneficial Ownership.  Upon the request of any Lender made at least ten days prior to the Flex Amendment Effective Date, each Borrower shall have provided to such Lender, and such Lender shall be reasonably satisfied with, the documentation and other information so requested in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the U.S. Patriot Act, in each case at least five days prior to the Flex Amendment Effective Date.  At least five days prior to the Flex Amendment Effective Date, if either Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation it shall deliver to each Lender that so requests the same at least ten days prior to the effectiveness of such extension a Beneficial Ownership Certification in relation to such Borrower.

(e)         Additional Information.  The Administrative Agent shall have received such other assurances, information, certificates, documents, instruments or consents as the Administrative Agent reasonably may require.

SECTION 4.   Representations and Warranties.  After giving effect to this Amendment, the Loan Parties, jointly and severally, reaffirm and restate the representations and warranties set forth in the Credit Agreement and in the other Loan Documents and all such representations and warranties shall be true and correct in all material respects (or, in the case of Section 5.27, in all respects) on and as of the date hereof, except to the extent that (i) such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, (i) any representation or warranty that is already by its terms qualified as to “materiality”,  “Material Adverse Effect” or similar language shall be true and correct in all respects as of such applicable date (including such earlier date set forth in the foregoing clause (i)) after giving effect to such qualification and (iii) the representations and warranties contained in subsections (a) and (b) of Section 5.05 shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) and (b), respectively, of Section 6.01.  Each of the Loan Parties represents and warrants (which representations and warranties shall survive the execution and delivery hereof) to the Administrative Agent and the Lenders that:

(a)         it has the power and authority to execute, deliver and carry out the terms and provisions of this Amendment and the transactions contemplated hereby and has taken or caused to be taken all necessary action to authorize the execution, delivery and performance of this Amendment and the transactions contemplated hereby;

(b)         no consent of any Person (including, without limitation, any of its equity holders or creditors), and no action of, or filing with, any governmental or public body or authority is required to authorize, or is otherwise required in connection with, the execution, delivery and performance of this Amendment;

(c)         this Amendment has been duly executed and delivered on its behalf by a duly authorized officer, and constitutes its legal, valid and binding obligation enforceable in

8

accordance with its terms, subject to bankruptcy, reorganization, insolvency, moratorium and other similar laws affecting the enforcement of creditors’ rights generally and the exercise of judicial discretion in accordance with general principles of equity;

(d)         no Default or Event of Default has occurred and is continuing;

(e)         the execution, delivery and performance of this Amendment will not violate any law, statute or regulation, or any order or decree of any court or governmental instrumentality, or conflict with, or result in the breach of, or constitute a default under, any contractual obligation of any Loan Party or any of its Subsidiaries; and

(f)         nothing contained in this Amendment, including the amendments to the Credit Agreement effected pursuant hereto, (i) impairs the validity, effectiveness or priority of the Liens granted pursuant to any Loan Document, and such Liens continue unimpaired with the same priority to secure repayment of all Obligations, whether heretofore or hereafter incurred, or (ii) requires that any new filings be made or other action taken to perfect or to maintain the perfection of such Liens.

SECTION 5.   Affirmation of Guarantors.  Each Guarantor hereby approves and consents to this Amendment and the transactions contemplated by this Amendment and agrees and affirms that its guarantee of the Obligations continues to be in full force and effect and is hereby ratified and confirmed in all respects and shall apply to the Credit Agreement, as amended hereby, and all of the other Loan Documents, as such are amended, restated, supplemented or otherwise modified from time to time in accordance with their terms.

SECTION 6.   Costs and Expenses.  The Loan Parties acknowledge and agree that their payment obligations set forth in Section 11.04 of the Credit Agreement include the costs and expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Amendment and any other documentation contemplated hereby (whether or not this Amendment becomes effective or the transactions contemplated hereby are consummated and whether or not a Default or Event of Default has occurred or is continuing), including, but not limited to, the reasonable fees and disbursements of Arnold & Porter Kaye Scholer LLP, counsel to the Administrative Agent.

SECTION 7.   Ratifications.

(a)         Except as herein agreed, the Credit Agreement and the other Loan Documents remain in full force and effect and are hereby ratified and affirmed by the Loan Parties.

(b)         This Amendment shall be limited precisely as written and, except as expressly provided herein, shall not be deemed (i) to be a consent granted pursuant to, or a waiver, modification or forbearance of, any term or condition of the Credit Agreement or any of the instruments or agreements referred to therein or a waiver of any Default or Event of Default under the Credit Agreement, whether or not known to the Administrative Agent or any of the Lenders, or (ii) to prejudice any right or remedy which the Administrative Agent or any of the Lenders may now have or have in the future against any Person under or in connection with the Credit Agreement, any of the instruments or agreements referred to therein or any of the transactions contemplated thereby.

(c)         Each Loan Party party to the Security Agreement hereby (i) affirms its obligations under the Security Agreement, (ii) confirms its grant of a security interest in and the Lien on

9

the Collateral of such Loan Party contained in the Security Agreement and (ii) acknowledges and agrees that the Liens granted by such Loan  Party to the Administrative Agent, for the benefit of the Secured Parties, in the Security Agreement are and remain valid and perfected Liens in the Collateral of such Loan Party securing the payment and performance of all of the Obligations.  Each Loan Party party to the Pledge Agreement hereby (i) affirms its obligations under the Pledge Agreement, (ii) confirms its grant of a security interest in and the Lien on the Collateral of such Loan Party contained in the Pledge Agreement and (iii) acknowledges and agrees that the Liens granted by such Loan  Party to the Administrative Agent, for the benefit of the Secured Parties, in the Pledge Agreement are and remain valid and perfected Liens in the Collateral of such Loan Party securing the payment and performance of all of the Obligations.

SECTION 8.   Modifications.  Neither this Amendment, nor any provision hereof, may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the parties hereto.

SECTION 9.   References.  The Loan Parties acknowledge and agree that this Amendment constitutes a Loan Document. Each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in each other Loan Document (and the other documents and instruments delivered pursuant to or in connection therewith) to the “Credit Agreement”,  “thereunder”,  “thereof” or words of like import, shall mean and be a reference to the Credit Agreement as modified hereby and as the Credit Agreement may in the future be amended, restated, supplemented or modified from time to time.

SECTION 10.   Counterparts.  This Amendment may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page by telecopier or electronic mail (in a .pdf format) shall be effective as delivery of a manually executed counterpart.

SECTION 11.   Successors and Assigns.  The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

SECTION 12.   Severability.  If any provision of this Amendment shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or enforceability without in any manner affecting the validity or enforceability of such provision in any other jurisdiction or the remaining provisions of this Amendment in any jurisdiction.

SECTION 13.   Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAWS, BUT OTHERWISE WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES).

SECTION 14.   Headings.  Section headings in this Amendment are included for convenience of reference only and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

[The remainder of this page left blank intentionally]

10

IN WITNESS WHEREOF, the Loan Parties, the Administrative Agent and each of the undersigned Lenders have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

BORROWERS:

STARWOOD PROPERTY MORTGAGE SUB-10, L.L.C.

By:       /s/ ANDREW J. SOSSEN

             Name: Andrew J. Sossen

             Title: Authorized Signatory

STARWOOD PROPERTY MORTGAGE SUB-10-A, L.L.C.

By:       /s/ ANDREW J. SOSSEN

             Name: Andrew J. Sossen

             Title: Authorized Signatory

Signature Page to First Amendment to SPT Third Amended and Restated Revolving Credit Agreement

GUARANTORS:

STARWOOD PROPERTY TRUST, INC.

By:       /s/ ANDREW J. SOSSEN

             Name: Andrew J. Sossen

             Title: Authorized Signatory

STARWOOD PROPERTY MORTGAGE SUB-10 HOLDCO, L.L.C.

By:       /s/ ANDREW J. SOSSEN

             Name: Andrew J. Sossen
             Title: Authorized Signatory

STARWOOD PROPERTY MORTGAGE SUB-10-A HOLDCO, L.L.C.

By:       /s/ ANDREW J. SOSSEN

Name: Andrew J. Sossen
Title: Authorized Signatory

SPT ACQUISITIONS HOLDCO, LLC

By:       /s/ ANDREW J. SOSSEN

             Name: Andrew J. Sossen

             Title:   Authorized Signatory

SPT ACQUISITIONS SUB-1, LLC

By:       /s/ ANDREW J. SOSSEN

             Name: Andrew J. Sossen

             Title:   Authorized Signatory

SPT ACQUISITIONS SUB-1-A, LLC

By:       /s/ ANDREW J. SOSSEN

             Name: Andrew J. Sossen

             Title:   Authorized Signatory

Signature Page to First Amendment to SPT Third Amended and Restated Revolving Credit Agreement

BANK OF AMERICA, N.A., as Administrative Agent

By:       /s/ MOLLIE S. CANUP

Name:  Mollie S. Canup
Title:  Vice President

Signature Page to First Amendment to SPT Third Amended and Restated Revolving Credit Agreement

***, as a Lender

By:       ***

Name:  ***
Title:  ***

Signature Page to First Amendment to SPT Third Amended and Restated Revolving Credit Agreement

***, as a Lender

By:       ***

Name: ***
Title:  ***

Signature Page to First Amendment to SPT Third Amended and Restated Revolving Credit Agreement

***, as a Lender

By:       ***

Name: ***
Title:  ***

Signature Page to First Amendment to SPT Third Amended and Restated Revolving Credit Agreement

***, as a Lender

By:       ***

Name: ***
Title:  ***

By:       ***

Name: ***
Title:  ***

Signature Page to First Amendment to SPT Third Amended and Restated Revolving Credit Agreement

***, as a Lender

By:       ***

Name: ***
Title:  ***

Signature Page to First Amendment to SPT Third Amended and Restated Revolving Credit Agreement

***, as a Lender

By:       ***

Name:  ***
Title:  ***

Signature Page to First Amendment to SPT Third Amended and Restated Revolving Credit Agreement

***, as a Lender

By:       ***

Name: ***
Title:  ***

By:       ***

Name: ***
Title:  ***

Signature Page to First Amendment to SPT Third Amended and Restated Revolving Credit Agreement

ANNEX I TO FIRST AMENDMENT TO

SPT THIRD AMENDED AND RESTATED CREDIT AGREEMENT

SCHEDULE 2.01

Commitments and Applicable Percentages

PART A

Commitments and Applicable Percentages during the Flex Period

Lender	Commitment	Applicable Percentage
***	$130,000,000.00	20.000000000%
***	$86,666,666.68	13.333333333%
***	$86,666,666.67	13.333333333%
***	$86,666,666.67	13.333333333%
***	$86,666,666.66	13.333333333%
***	$86,666,666.66	13.333333333%
***	$86,666,666.66	13.333333333%
Aggregate Commitments	$650,000,000	100%

PART B

Commitments and Applicable Percentages other than during the Flex Period

Lender	Commitment	Applicable Percentage
***	$60,000,000	20.000000000%
***	$40,000,000	13.333333333%
***	$40,000,000	13.333333333%
***	$40,000,000	13.333333333%
***	$40,000,000	13.333333333%
***	$40,000,000	13.333333333%
***	$40,000,000	13.333333333%
Aggregate Commitments	$300,000,000	100%

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

CUSIP Number: 85569NAE3

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

Dated as of February 28, 2018

among

STARWOOD PROPERTY MORTGAGE SUB-10, L.L.C.

and

STARWOOD PROPERTY MORTGAGE SUB-10-A, L.L.C.,

as Borrowers,

and

STARWOOD PROPERTY TRUST, INC.

and

THE SUBSIDIARIES OF

STARWOOD PROPERTY TRUST, INC.

FROM TIME TO TIME PARTY HERETO,

as Guarantors,

and

BANK OF AMERICA, N.A.,

as Administrative Agent

and

The Other Lenders Party Hereto,

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,

as Sole Bookrunner and Sole Lead Arranger

and

***

as Syndication Agent

and

***

as Documentation Agents

i

SCHEDULES
2.01	Commitments and Applicable Percentages
5.12(d)	Pension Plans
5.13	Loan Parties
7.08	Transactions with Affiliates
11.02	Administrative Agent’s Office; Certain Addresses for Notices

EXHIBITS
Form of
A-1	Committed Loan Notice
A-2	Swing Line Loan Notice
B	Note
C	Compliance Certificate
D-1	Assignment and Assumption
D-2	Administrative Questionnaire
E	[intentionally omitted]
F	[intentionally omitted]
G	Solvency Certificate
H	U.S. Tax Compliance Certificates
I	Certification of Market Value of Near Cash Securities
J	Borrowing Base Certificate
K	Eligible Loan Asset Credit Memorandum
L	Pledged Additional Collateral Assets Report
M	Eligible Loan Assets Report

v

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

This THIRD AMENDED AND RESTATED CREDIT AGREEMENT is entered into as of February 28, 2018 among STARWOOD PROPERTY MORTGAGE SUB-10, L.L.C., a Delaware limited liability company (“Starwood Property Mortgage Sub-10”), STARWOOD PROPERTY MORTGAGE SUB-10-A, L.L.C., a Delaware limited liability company  (“Starwood Property Mortgage Sub-10-A”; and together with Starwood Property Mortgage Sub-10, each a “Borrower” and collectively, the “Borrowers”), STARWOOD PROPERTY TRUST, INC., a Maryland corporation (the “Parent”), CERTAIN SUBSIDIARIES OF THE PARENT, as Guarantors, each lender from time to time party hereto (collectively, the “Lenders” and individually, a “Lender”), and BANK OF AMERICA, N.A., as Administrative Agent.

PRELIMINARY STATEMENTS:

WHEREAS, the Borrowers, the Parent and certain Subsidiaries of the Parent, as guarantors, the lenders party thereto and the Administrative Agent previously entered into that certain Second Amended and Restated Credit Agreement, dated as of July 28, 2015 (as amended or otherwise modified prior to the date hereof, the “Existing Credit Agreement”).

WHEREAS, the parties to the Existing Credit Agreement propose to amend and restate the Existing Credit Agreement in its entirety, but not as a novation, on the terms and subject to the conditions hereinafter set forth.

In consideration of the mutual covenants and agreements set forth in this Agreement, and for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree that the Existing Credit Agreement shall be, and hereby is, amended and restated in its entirety as follows, effective on and as of the Restatement Effective Date (as defined below):

ARTICLE I.  DEFINITIONS AND ACCOUNTING TERMS

1.01    Defined Terms.  As used in this Agreement, the following terms shall have the meanings set forth below:

“Accepted Offer to Purchase” means, with respect to any Eligible Loan Asset of a Borrower, a written, bona fide offer to purchase such Eligible Loan Asset (which shall include, in the case of any Eligible Loan Asset that includes both a commercial mortgage loan and a related mezzanine loan, a written, bona fide offer to purchase the entire commercial mortgage loan or the entire related mezzanine loan or both) received by such Borrower from a Person not affiliated with the Parent, which written, bona fide offer has been accepted by such Borrower.

“Additional Collateral Asset” means, on any date, (i) a loan (or participation therein) (x) made to a direct or indirect owner of one or more entities which own a single commercial Property or group of related Properties as to which the Administrative Agent has received an Approved Appraisal and (y) that is secured by one or more equity pledges of the underlying borrower’s direct or indirect ownership interests in the Property-owning entities, and subordinated (whether structurally, contractually or legally) to one or more whole mortgage loans, mezzanine loans, notes or securities, in each case, secured by first or second mortgage liens on the applicable Property or Properties, or (ii) a loan or promissory note (or a participation interest in such loan or promissory note) that (x) is secured by a first mortgage on a single commercial Property or group of related commercial Properties as to which the Administrative Agent has received an Approved Appraisal and (y) subordinated or junior (whether in lien priority, right of payment or payment waterfall, and whether structurally, contractually or legally) to one or more other loans or notes secured by the same first mortgage on the same Property or group of Properties, in the case of each of clauses (i) and (ii), that has been identified in writing by the Administrative Agent as acceptable (in the exercise of its reasonable judgment).  For the avoidance of doubt, a Non-Qualifying Additional Collateral Asset shall not qualify as an Additional Collateral Asset.

“Adjusted Appraised Value” means, at any time, (a) with respect to any Underlying Real Property Asset that directly secures mortgage Indebtedness owing to a Loan Party at such time, an amount equal to (i) the appraised value of such Underlying Real Property Asset at such time, less the aggregate outstanding amount at such time of any Indebtedness owing to any Person (other than a Loan Party) that is secured directly by a Lien on such Underlying Real Property Asset which is senior in priority to the Lien of such Loan Party on such Underlying Real Property Asset (such Indebtedness owing to such other Person being referred to herein as “Priority Secured Indebtedness”), multiplied by (ii) a fraction, (x) the numerator of which is the outstanding amount of the mortgage Indebtedness owing to such Loan Party at such time secured directly by a Lien on such Underlying Real Property Asset and (y) the denominator of which is the aggregate outstanding amount of all mortgage Indebtedness (other than Priority Secured Indebtedness) owing to all Persons (including such Loan Party) secured directly by Liens on such Underlying Real Property Asset and (b) with respect to any Underlying Real Property Asset held by a Person whose Equity Interests secure a commercial real estate mezzanine loan owing to a Loan Party from such Person, an amount equal to the greater of (i) (x) the appraised value of such Underlying Real Property Asset at such time, less the aggregate outstanding amount at such time of any mortgage Indebtedness secured directly by a Lien on such Underlying Real Property Asset, multiplied by (y) a fraction, (A) the numerator of which is the outstanding principal amount of such commercial real estate mezzanine loan owing to such Loan Party at such time and (B) the denominator of which is the aggregate outstanding amount of all Indebtedness owing to all Persons (including such Loan Party) secured by Liens on such Equity Interests and (ii) $0; provided, that if at any time such Loan Party is not the only lender of a commercial real estate mezzanine loan secured by such Equity Interests, the Adjusted Appraised Value of such Underlying Real Property Asset shall not exceed the outstanding principal amount of the commercial real estate mezzanine loan owing to such Loan Party at such time.

“Administrative Agent” means Bank of America in its capacity as administrative agent under any of the Loan Documents, or any successor administrative agent.

“Administrative Agent’s Office” means the Administrative Agent’s address and, as appropriate, account as set forth on Schedule 11.02, or such other address or account as the Administrative Agent may from time to time notify to the Borrowers and the Lenders.

“Administrative Questionnaire” means an Administrative Questionnaire in substantially the form of Exhibit D-2 or any other form approved by the Administrative Agent.

“Advance Rate” means:

(a)  with respect to any Eligible Warehouse Asset ***; and

(b)  with respect to any Eligible Non-Warehouse Asset ***.

Notwithstanding anything to the contrary contained herein:

(i)         in the event a Borrower has received an Accepted Offer to Purchase with respect to any Eligible Warehouse Asset (or, in the case of any Eligible Warehouse Asset that includes both a commercial mortgage loan and a related mezzanine loan, such commercial mortgage loan or mezzanine loan) ***; and

(ii)       in the event a Borrower has received an Accepted Offer to Purchase with respect to any Eligible Non-Warehouse Asset (or, in the case of any Eligible Non-Warehouse Asset that includes both a commercial mortgage loan and a related mezzanine loan, such commercial mortgage loan or mezzanine loan) ***.

“Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

“Agent Parties” has the meaning specified in Section 11.02(c).

“Aggregate Commitments” means, at any time, the aggregate amount of the Lenders’ Commitments at such time.  On the Restatement Effective Date, the Aggregate Commitments are $300,000,000.

“Aggregate Deficit Amount” has the meaning specified in Section 10.11.

“Aggregate Excess Amount” has the meaning specified in Section 10.11.

“Agreement” means this Credit Agreement.

“Anti-Money Laundering Laws” means any and all laws, judgments, orders, executive orders, decrees, ordinances, rules, regulations, statutes, case law or treaties applicable to a Loan Party, its Subsidiaries or Affiliates, related to terrorism financing or money laundering including any applicable provision of Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (USA PATRIOT Act) of 2001 (Title III of Pub. L. 107-56) and The Currency and Foreign Transactions Reporting Act (also known as the “Bank Secrecy Act”, 31 U.S.C. §§ 5311-5330 and 12 U.S.C. §§ 1818(s), 1820(b) and 1951-1959).

“Applicable Fee Rate” means, with respect to any calendar quarter (or portion thereof, as applicable), a per annum fee rate of 0.25%.

“Applicable Percentage” means, with respect to any Lender at any time, the percentage (carried out to the ninth decimal place) of the Aggregate Commitments represented by such

Lender’s Commitment at such time, subject to adjustment as provided in Section 2.13.  If the commitment of each Lender to make Revolving Credit Loans has been terminated pursuant to Section 8.02 or otherwise, or if the Aggregate Commitments have expired, then the Applicable Percentage of each Lender shall be determined based on the Applicable Percentage of such Lender as of the date of such termination or expiration, as applicable, giving effect to any subsequent assignments.  The Applicable Percentage of each Lender is set forth opposite the name of such Lender on Schedule 2.01 or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable.  The Applicable Percentage of each Lender as of the Restatement Effective Date is set forth opposite the name of such Lender on Schedule 2.01, or with respect to any Lender that becomes a party to this Agreement after the Restatement Effective Date, as set forth in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, in each case as such amount may be adjusted from time to time in accordance with this Agreement.

“Applicable Rate” means (a) 1.25% for Base Rate Loans and (b) 2.25% for Eurodollar Rate Loans.

“Appraised Value” means, with respect to any Property (including any Underlying Real Property Asset), the appraised value of such Property as reflected in an Approved Appraisal (or a draft appraisal that, if issued, would constitute an Approved Appraisal) that has been delivered to the Administrative Agent.

“Approved Appraisal” means, on any date and with respect to any Property, a FIRREA-compliant appraisal of such Property.  For purposes of this definition, the appraisal of any Property located in Europe shall be deemed to be FIRREA-compliant even if not conducted in accordance with U.S. FIRREA so long as (i) the appraiser of such Property is sufficiently independent to meet all applicable requirements under U.S. FIRREA with respect to appraiser independence and (ii) the Administrative Agent receives an opinion of counsel to the applicable Loan Party, in form and substance satisfactory to the Administrative Agent, stating that the valuation standards used in conducting such appraisal conform to the U.S. FIRREA standards.

“Approved Extension” has the meaning specified in Section 2.12(b)(iii)(A).

“Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

“Approving Lender” has the meaning specified in Section 2.12(b)(iii)(A).

“Arranger” means Merrill Lynch, Pierce, Fenner & Smith Incorporated (or any other registered broker-dealer wholly owned by Bank of America Corporation to which all or substantially all of Bank of America Corporation’s or any of its subsidiaries’ investment banking, commercial lending services or related businesses may be transferred following the date of this Agreement), in its capacity as sole bookrunner and sole lead arranger.

“Assignee Group” means two (2) or more Eligible Assignees that are Affiliates of one another or two (2) or more Approved Funds managed by the same investment advisor.

“Assignment and Assumption” means an assignment and assumption entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by Section 11.06(b)), and accepted by the Administrative Agent, in substantially the form of Exhibit D-1 or any other form (including electronic documentation generated by use of an electronic platform) approved by the Administrative Agent.

“Audited Financial Statements” means the audited consolidated balance sheet of the Parent and its consolidated Subsidiaries for the fiscal year ended December 31, 2016, and the related consolidated statements of income or operations, shareholders’ equity and cash flows for such fiscal year of the Parent and its consolidated Subsidiaries, including the notes thereto.

“Availability Period” means the period from and including the Original Closing Date to the earliest of (a) the Maturity Date, (b) the date of termination of the Aggregate Commitments pursuant to Section 2.04, and (c) the date of termination of the commitment of each Lender to make Revolving Credit Loans pursuant to Section 8.02.

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country, implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“Bank of America” means Bank of America, N.A. and its successors.

“Base Rate”  means for any day a fluctuating rate per annum equal to the highest of (a) the Federal Funds Rate plus 1/2 of 1%, (b) the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its “prime rate,” and (c) the Eurodollar Rate plus 1.00%.  The “prime rate” is a rate set by Bank of America based upon various factors including Bank of America’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate.  Any change in such prime rate announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change.

“Base Rate Loan” means that portion of a Loan or a Borrowing that bears interest based on the Base Rate.

“Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.

“Borrower” and “Borrowers” have the meanings specified in the introductory paragraph hereto.

“Borrower Materials” has the meaning specified in Section 6.02.

“Borrowing” means a Revolving Credit Borrowing or a Swing Line Borrowing, as the context may require.

“Borrowing Base Amount” means, at any time, an amount equal to (a) the aggregate Borrowing Base Contributions for all Eligible Assets at such time, minus (b) the amount, if any, by which the aggregate Non-Warehouse Eligible Amounts for all Eligible Non-Warehouse Assets at such time exceeds $100,000,000, minus (c) the amount, if any, of any Borrowing Base Shortfall at such time.

“Borrowing Base Certificate” means a certificate executed by a Responsible Officer of the Parent, substantially in the form of Exhibit J (or another form acceptable to the Administrative Agent) setting forth the calculation of the Borrowing Base Amount.  All calculations of the Borrowing Base Amount in connection with the preparation of any Borrowing Base Certificate shall originally be made by the Parent and certified to the Administrative Agent; provided, that the Administrative Agent shall have the right to review and make reasonable adjustments to any such calculation to the extent the Administrative Agent reasonably determines that such calculation contains errors or is not otherwise in accordance with this Agreement and notifies the Parent of such adjustment.

“Borrowing Base Contribution” means, (i) for each Eligible Loan Asset at any time, an amount equal to (A) the Outstanding Value of such Eligible Loan Asset at such time, multiplied by (B) the applicable Advance Rate for such Eligible Loan Asset at such time and (ii) for each Eligible Property Asset at any time, an amount equal to the Outstanding Value of such Eligible Property Asset at such time.

“Borrowing Base Shortfall” means, at any time, the amount (if any) by which:

(a)        the sum of (i) the aggregate outstanding Borrowing Base Contributions of all Eligible Loan Assets included in the calculation of clause (a) of Borrowing Base Amount at such time and for which an Approved Appraisal of the Properties securing any such Eligible Loan Asset has not been received by the Administrative Agent on or prior to such time and (ii) the aggregate Outstanding Value of all Eligible Property Assets included in the computation of Borrowing Base Amount at such time and for which an Approved Appraisal has not been received by the Administrative Agent on or prior to such time, exceeds

(b)        an amount equal to eighty five percent (85%) of the then aggregate Adjusted Appraised Values of each Property that relates to a Pledged Additional Collateral Asset and is described in either clause (i) or clause (ii) of the definition of Additional Collateral Asset.

“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, the state where the Administrative Agent’s Office is located and, if such day relates to any Eurodollar Rate Loan, means any such day that is also a London Banking Day.

“Capital Lease Obligations” means, with respect to any Person, the amount of all obligations of such Person to pay rent or other amounts under a lease of property to the extent and in the amount that such obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person.

“Cash Equivalents” means:

(a)        United States dollars (including such dollars as are held as overnight bank deposits and demand deposits with banks);

(b)        marketable direct obligations issued by, or unconditionally guaranteed by, the United States Government or issued by any agency or instrumentality thereof and backed by the full faith and credit of the United States of America, in each case maturing within one year from the date of acquisition thereof;

(c)        marketable direct obligations issued by any State of the United States of America or any political subdivision of any such State or any public instrumentality thereof maturing within one year from the date of acquisition thereof and, at the time of acquisition, having a rating of at least A-2 from S&P or at least P-2 of Moody’s;

(d)        commercial paper maturing no more than one year from the date of creation thereof and, at the time of acquisition, having a rating of at least A‑2 from S&P or at least P‑2 from Moody’s;

(e)        time deposits, demand deposits, certificates of deposit, Eurodollar time deposits, time deposit accounts, term deposit accounts or bankers’ acceptances maturing within one year from the date of acquisition thereof or overnight bank deposits, in each case, issued by any bank organized under the laws of the United States of America or any State thereof or the District of Columbia or any U.S. branch of a foreign bank having at the date of acquisition thereof combined capital and surplus of not less than $500.0 million; and

(f)        investments in money market funds which invest substantially all their assets in securities of the types described in clauses (a) through (e) above.

“Cash Liquidity” means, at any time with respect to the Parent and its Subsidiaries, on a consolidated basis, the amount of Unrestricted Cash held by such Persons at such time.

“Change in Law” means the occurrence, after the date of this Agreement (or, with respect to any Lender which becomes a party hereto after the date of this Agreement, the date such Lender becomes a party hereto), of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to

Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued.

“Change of Control” means an event or series of events by which:

(a)        prior to an internalization of management by the Parent, neither the Manager nor any Affiliate of the Manager is the manager of the Parent;

(b)        after such time as the Parent is internally managed, any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934), directly or indirectly, of a percentage of the total voting power of all classes of Equity Interests of the Parent entitled to vote generally in the election of directors, of 20% or more;

(c)        prior to an internalization of management by the Parent, a change in Control of the Manager and/or Starwood Capital Group Global, L.P. from the Person or Persons who directly or indirectly Controlled such entities on the Original Closing Date;

(d)        the Parent shall cease to own and control, directly or indirectly, 100% of the outstanding Equity Interests of each Intermediate Parent; or

(e)        (i) Starwood Property Mortgage Sub-10 HoldCo shall cease to own and control, directly, 100% of the outstanding Equity Interests of Starwood Property Mortgage Sub-10 or (ii) Starwood Property Mortgage Sub-10-A HoldCo shall cease to own and control, directly, 100% of the outstanding Equity Interests of Starwood Property Mortgage Sub-10-A.

Notwithstanding the foregoing, the Administrative Agent and the Majority Lenders shall not be deemed to approve or to have approved any internalization of management by the Parent as a result of this definition or any other provision herein.

“CMBS” means mortgage pass-through certificates or other securities issued pursuant to a securitization of commercial real estate loans.

“Code” means the Internal Revenue Code of 1986.

“Collateral” means, collectively, (i) all of each Borrower’s and each Loan Asset Subsidiary Guarantor’s personal property (including, without limitation, Eligible Loan Assets and Pledged Additional Collateral Assets, and all payments related thereto and voting rights in respect thereof, the Collection Accounts and all other bank accounts, general intangibles, financial assets, investment property, hedge agreements, documents, instruments and cash) and proceeds thereof now or hereafter acquired or arising by any Borrower or Loan Asset Subsidiary Guarantor in or upon which a Lien now or hereafter exists in favor of the Administrative Agent for the benefit of the Secured Parties to secure payment or performance of any or all of the Obligations, (ii) all Equity Interests of each Borrower, each Subsidiary of a Borrower and each Property Asset Subsidiary Guarantor and (iii) all proceeds and products of, and income from, the foregoing.

“Collateral Documents” means, collectively, the Security Agreement, the Pledge Agreement, any Control Agreement and each of the other agreements, instruments or documents that creates or perfects or purports to create or perfect a Lien in favor of the Administrative Agent for the benefit of the Secured Parties.

“Collection Accounts” has the meaning specified in Section 2.05(a).

“Commitment” means, as to each Lender, its obligation to (a) make Revolving Credit Loans to the Borrowers pursuant to Section 2.01 and (b) purchase participations in Swing Line Loans, in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender’s name on Schedule 2.01, or with respect to any Lender that becomes a party to this Agreement after the Restatement Effective Date, as set forth in the Assignment and Assumption or New Lender Joinder Agreement pursuant to which such Lender becomes a party hereto, as applicable, in each case as such amount may be adjusted from time to time in accordance with this Agreement.

“Committed Loan Notice” means a notice of (a) a Revolving Credit Borrowing, (b) a conversion of Revolving Credit Loans from one Type to the other, or (c) a continuation of Eurodollar Rate Loans, in each case pursuant to Section 2.02(a), and which, if in writing, shall be substantially in the form of Exhibit A-1 or such other form as may be approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer of each Borrower.

“Compliance Certificate” means a certificate substantially in the form of Exhibit C.

“Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes.

“Contingent Commitment Termination Notice” has the meaning specified in Section 2.04.

“Contingent Liabilities” means, with respect to any Person as of any date of determination, all of the following as of such date:  (a) liabilities and obligations (including any Guarantees) of such Person in respect of “off-balance sheet arrangements” (as defined in the Off-Balance Sheet Rules defined below) and (b) obligations, including Guarantees, whether or not required to be disclosed in the footnotes to such Person’s financial statements, guaranteeing in whole or in part any Non-Recourse Indebtedness, lease, dividend or other obligation, excluding, however, (i) contractual indemnities (including any indemnity or price-adjustment provision relating to the purchase or sale of securities or other assets), and (ii) guarantees of non-monetary obligations which have not yet been called on or quantified, of such Person or any other Person.  The amount of any Contingent Liabilities described in the preceding clause (b) shall be deemed to be (i) with respect to a guarantee of interest or interest and principal, or operating income guarantee, the sum of all payments required to be made thereunder (which, in the case of an operating income guarantee, shall be deemed to be equal to the debt service for the note secured thereby), through (x) in the case of an interest or interest and principal guarantee, the stated date of maturity of the obligation (and commencing on the date interest could first be payable thereunder), or (y) in the case of an operating income guarantee, the date through which such guarantee will remain in effect, and (ii) with respect to all guarantees not covered by the preceding clause (i), an amount equal to the stated or determinable amount of the primary obligation in respect of which such guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as recorded on the balance sheet and in the footnotes to the most recent financial statements of such Person.  “Off-Balance Sheet Rules” means the Disclosure in Management’s Discussion and Analysis About Off-Balance Sheet Arrangements and Aggregate Contractual Obligations, Securities Act Release Nos. 33-8182; 34-47264; FR-67 International Series Release No. 1266 File No. S7-42-02, 68 Fed. Reg. 5982 (Feb. 5, 2003) (codified of 17 CFR Parts 228, 229 and 249).

“Contractual Obligation” means, as to any Person, any provision of any securities issued by such Person or of any indenture, mortgage, deed of trust, deed to secure debt, contract, undertaking, agreement, instrument or other document to which such Person is a party or by which it or any of its property or assets are bound or are subject.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise.  “Controlling” and “Controlled” have meanings correlative thereto.

“Control Agreement” means a deposit account control agreement or securities account control agreement, as applicable, executed by a Loan Party, the Administrative Agent and the applicable depository bank or securities intermediary granting the Administrative Agent control over the applicable deposit account or securities account, which agreement shall be in form and substance satisfactory to the Administrative Agent.

“Convertible Debt Securities” means debt securities, the terms of which provide for conversion into Equity Interests, cash by reference to such Equity Interests or a combination thereof.

“Debtor Relief Laws” means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

“Declining Lender” has the meaning specified in Section 2.12(b)(ii).

“Default” means any event or condition that constitutes an Event of Default or that, with the giving of any notice, the passage of time, or both, would be an Event of Default.

“Default Rate” means an interest rate equal to (i) the Base Rate plus (ii) the Applicable Rate applicable to Base Rate Loans plus (iii) 2% per annum.

“Defaulting Lender” means, subject to Section 2.13(b), any Lender that (a) has failed to (i) fund all or any portion of its Revolving Credit Loans within two (2) Business Days of the date such Revolving Credit Loans were required to be funded hereunder unless such Lender notifies the Administrative Agent and the Borrowers in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Administrative Agent, the Swing Line Lender or any other Lender any other amount required to be paid by it hereunder (including in respect of its participation in Swing Line Loans) within two (2) Business Days of the date when due, (b) has notified the Borrowers, the Administrative Agent or the Swing Line Lender in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Revolving Credit Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three (3) Business Days after written request by the Administrative Agent or the Borrowers, to confirm in writing to the Administrative Agent and the Borrowers that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Borrowers), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity, or (iii) become the subject of a Bail-In Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any Equity Interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender.  Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above, and of the effective date of such status, shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 2.13(b)) as of the date established therefor by the Administrative Agent in a written notice of such determination, which shall be delivered by the Administrative Agent to the Borrowers, the Swing Line Lender and each other Lender promptly following such determination.

“Designated Jurisdiction” means any country, region or territory to the extent that such country, region or territory, or the government of any such country, region or territory, is the subject of any Sanction.

“Direct Owner” has the meaning specified in the definition of “Eligible Property Asset.”

“Disposition” or “Dispose”  means the sale, transfer, license, lease or other disposition (including any sale and leaseback transaction) of any property by any Person, including any sale,

assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith.

“Dollar” and “$” mean lawful money of the United States.

“DSC Amount” means, as of any date of determination and with respect to any Eligible Property Asset, an amount determined for the period of four full fiscal quarters of the Parent ended on or most recently ended prior to such date, equal to the maximum principal amount of unsecured indebtedness that can be supported by the aggregate Net Operating Income from such Eligible Property Asset for such period, assuming (i) such indebtedness is fully amortizing with equal monthly payments of principal and interest over a period of 30 years with an interest rate which is the greater of (x) the 10 year treasury rate + 2.50% and (y) 5.75% per annum and (ii) a minimum debt service coverage of 1.25 to 1.0.

“EBITDA” with respect to the Parent and its Subsidiaries on a consolidated basis for any Test Period, an amount equal to the sum of (a) Net Income (or loss) (prior to any impact from minority interests or joint venture net income and before deduction of any dividends on preferred stock), plus the following (but only to the extent actually included in determination of such Net Income (or loss)): (i) depreciation and amortization expense, (ii) Interest Expense, (iii) income tax expense, and (iv) extraordinary or non-recurring gains and losses, plus (b) such Person’s proportionate share of Net Income of the joint venture investments and unconsolidated Affiliates of such Person, all with respect to such Test Period, plus (c) amounts deducted in accordance with GAAP in respect of other non-cash expenses in determining such Net Income for such Person.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a Subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country”:  any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority”:  any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“Eligible Asset” means an Eligible Loan Asset or an Eligible Property Asset.

“Eligible Assets Interest Coverage Ratio” means, for any Test Period, the ratio of (i) the sum of (A) the aggregate amount of cash interest income actually received by the Borrowers during such Test Period in respect of all Eligible Loan Assets and (B) Net Operating Income for all Eligible Property Assets for such Test Period to (ii) the amount of total interest expense incurred by the Borrowers, including capitalized or accruing interest, with respect to the Loans and other Obligations during such Test Period.

“Eligible Assignee” means any Person that meets the requirements to be an assignee under Section 11.06(b)(ii), (iii) and (v) (subject to such consents, if any, as may be required under Section 11.06(b)(iii)).

“Eligible Ground Lease” means a ground lease as to which no default or event of default has occurred or with the passage of time or the giving of notice would occur and containing the following terms and conditions: (a) a remaining term (inclusive of any unexercised extension options) of thirty (30) years or more from the date the Property is included as an Eligible Property Asset; (b) the right of the lessee to mortgage and encumber its interest in the leased property without the consent of the lessor; (c) the obligation of the lessor to give the holder of any mortgage lien on such leased property written notice of any defaults on the part of the lessee and agreement of such lessor that such lease will not be terminated until such holder has had a reasonable opportunity to cure or complete foreclosure, and fails to do so; (d) reasonable transferability of the lessee's interest under such lease, including the ability to sublease; and (e) such other rights customarily required by mortgagees making a loan secured by the interest of the holder of the leasehold estate demised pursuant to a ground lease; provided that Administrative Agent may in its sole discretion waive any of the requirements in the preceding clauses (a), (b), (c), (d) or (e) with respect to any proposed Eligible Ground Lease.

“Eligible Loan Asset” means, at any time, a Loan Asset that at such time satisfies each of the Loan Asset Eligibility Criteria.

“Eligible Loan Asset Principal Payment” means any payment on account of principal on any Eligible Loan Asset (whether by virtue of an amortization payment, a prepayment, a release of collateral, an enforcement or otherwise).

“Eligible Loan Assets Report” means, for any fiscal quarter of the Parent, a written report, certified by a Responsible Officer of the Parent, of the Eligible Loan Assets included in the calculation of the Borrowing Base Amount during such fiscal quarter, which report shall be substantially in the form attached hereto as Exhibit M.

“Eligible Non-Warehouse Asset” means an Eligible Loan Asset that is a Non-Warehouse Asset.

“Eligible Property Asset” means a Property that at all times satisfies each of the following criteria (the “Eligible Property Asset Criteria”):

(a)        The Property is an office, retail, industrial or apartment/multifamily property.

(b)        The Property is located in the continental United States of America.

(c)        The Property is Wholly-Owned in fee simple directly by, or is ground leased pursuant to an Eligible Ground Lease directly to, a Property Asset Subsidiary Guarantor.

(d)        The Property Asset Subsidiary Guarantor that directly owns the Property (the “Direct Owner”) is a Wholly-Owned Subsidiary of SPT Acquisitions Holdco and is organized in a state within the United States.

(e)        The Equity Interests of the Direct Owner of such Property constitute Collateral, and are not subject to any Liens, negative pledges or other encumbrances (including any restriction contained in the Organization Documents of such Direct Owner that limits the ability to create a Lien thereon as security for Indebtedness), other than Permitted Equity Encumbrances.

(f)        The Property is not subject to any ground lease (other than an Eligible Ground Lease), lien, negative pledge and/or encumbrance or any restriction on the ability of any Loan Party or any Subsidiary thereof to transfer or encumber such Property or income therefrom or proceeds thereof other than Permitted Property Encumbrances.

(g)        The Property does not have any title, survey, environmental, structural, architectural or other defects that would interfere with the use of such Property for its intended purpose in any material respect and shall not be subject to any condemnation or similar proceeding affecting a material portion of the Property.

(h)        The Direct Owner of such Property has received a final certificate of occupancy or equivalent certification allowing legal occupancy of the Property for its intended purpose.

(i)         The Direct Owner of such Property is not subject to any proceedings under any Debtor Relief Law, and is not a borrower or guarantor of, or otherwise obligated in respect of, any Indebtedness other than (i) Indebtedness arising under the Loan Documents and (ii) unsecured trade payables incurred in the ordinary course of business relating to the ownership and operation of such Property, so long as such unsecured trade payables are paid within sixty (60) days of the date incurred.

(j)         The Occupancy Rate for such Property is at least 85%.

(k)        The Administrative Agent has received an Approved Appraisal for such Property within forty five (45) days following the date it is first included in the computation of Borrowing Base Amount.

(l)         The Borrowers shall have provided the Administrative Agent with a written notice that it is including such Property in calculation of the Borrowing Base Amount at least two (2) Business Days (or such shorter period of time as agreed to by the Administrative Agent in writing) prior to its inclusion.

(m)       The Administrative Agent shall have received a Borrowing Base Certificate presenting the Borrowers’ computation of the Borrowing Base Amount immediately after giving effect to the inclusion of such Property in the calculation of the Borrowing Base Amount.

“Eligible Property Asset Criteria” has the meaning specified in the definition of Eligible Property Asset.

“Eligible Warehouse Asset” means an Eligible Loan Asset that is a Warehouse Asset.

“Environment” means ambient air, indoor air, surface water, groundwater, drinking water, soil, surface and subsurface strata, and natural resources such as wetlands, flora and fauna.

“Environmental Laws” means any and all Federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, agreements or governmental restrictions relating to pollution or the protection of the Environment or of human health (to the extent related to exposure to Hazardous Materials), including those relating to the manufacture, generation, handling, transport, storage, treatment, Release or threat of Release of Hazardous Materials.

“Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of a Borrower, any other Loan Party or any of their respective Subsidiaries directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the Release or threatened Release of any Hazardous Materials or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

“Environmental Permit” means any permit, approval, identification number, license or other authorization required under any Environmental Law.

“Equity Interests” means, with respect to any Person, (a) any share, interest, participation and other equivalent (however denominated) of capital stock of (or other ownership, equity or profit interests in) such Person, (b) any warrant, option or other right for the purchase or other acquisition from such Person of any of the foregoing, (c) any security convertible into or exchangeable for any of the foregoing, and (d) any other ownership or profit interest in such Person (including partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such share, warrant, option, right or other interest is authorized or otherwise existing on any date.

“ERISA” means the Employee Retirement Income Security Act of 1974 and the rules and regulations promulgated thereunder.

“ERISA Affiliate” means any trade or business (whether or not incorporated) under common control with a Borrower within the meaning of Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code).

“ERISA Event” means (a) a Reportable Event with respect to a Pension Plan; (b) the withdrawal of a Borrower or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which such entity was a “substantial employer” as defined in Section 4001(a)(2) of ERISA or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by a Borrower or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is in reorganization; (d) the filing of a notice of intent to terminate the treatment of a Pension Plan amendment as a termination under Section 4041 or 4041A of ERISA; (e) the institution by the PBGC of proceedings to terminate a Pension Plan; (f) any event or condition which constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan; (g) the determination that any Pension Plan is considered an at-risk plan or a plan in endangered or critical status within the meaning of Sections 430, 431 and 432 of the Code or Sections 303, 304 and 305 of ERISA; (h) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon a Borrower or any ERISA Affiliate; or (i) a failure by a Borrower or any ERISA Affiliate to meet all applicable requirements under the Pension Funding Rules in respect of a Pension Plan, whether or not waived, or the failure by a Borrower or any ERISA Affiliate to make any required contribution to a Multiemployer Plan.

“Eurodollar Rate” means:

(a)        for any Interest Period with respect to a Eurodollar Rate Loan, the rate per annum equal to the London interbank offered rate (“LIBOR”) or a comparable or successor rate, which rate is approved by the Administrative Agent, as published on the applicable Bloomberg screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) at or about 11:00 a.m., London time, two (2) Business Days prior to the commencement of such Interest Period, for Dollar deposits (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period;

(b)        for any interest calculation (i) with respect to a Base Rate Loan on any date, the rate per annum equal to LIBOR, at or about 11:00 a.m., London time determined two (2) Business Days prior to such date for Dollar deposits with a term of one (1) month commencing that day or (ii) with respect to a Eurodollar Rate Loan specified in the applicable Committed Loan Notice as bearing interest in accordance with this clause (b)(ii) (a “LIBOR Daily Floating Rate Loan”), the LIBOR Daily Floating Rate; and

(c)        if the Eurodollar Rate shall be less than zero, such rate shall be deemed zero for purposes of this Agreement;

provided that to the extent a comparable or successor rate is approved by the Administrative Agent in connection herewith, the approved rate shall be applied in a manner consistent with market practice; provided further that to the extent such market practice is not administratively feasible for the Administrative Agent, such approved rate shall be applied in a manner as otherwise reasonably determined by the Administrative Agent.

“Eurodollar Rate Loan” means a Revolving Credit Loan that bears interest at a rate based on clause (a) or clause (b)(ii) of the definition of “Eurodollar Rate.”

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Event of Default” has the meaning specified in Section 8.01.

“Excluded Taxes” means any of the following Taxes imposed on or with respect to any Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated, including gross receipts Taxes imposed in lieu of net income Taxes), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its Lending Office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan or Commitment (other than pursuant to an assignment request by the Borrowers under Section 11.13) or (ii) such Lender changes its Lending Office, except in each case to the extent that, pursuant to Section 3.01(a)(ii), (a)(iii) or (c), amounts with respect to such Taxes were payable either to such Lender's assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its Lending Office, (c) Taxes attributable to such Recipient’s failure to comply with Section 3.01(e) and (d) any U.S. federal withholding Taxes imposed pursuant to FATCA.

“Existing Credit Agreement” has the meaning specified in the first recital hereto.

“FASB ASC” means the Accounting Standards Codification of the Financial Accounting Standards Board.

“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Code, and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement entered into in connection with the implementation of such sections of the Code.

“Federal Funds Rate” means, for any day, the rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate (rounded upward, if necessary, to a whole multiple of 1/100 of 1%) charged to Bank of America on such day on such transactions as determined by the Administrative Agent.  Notwithstanding anything to the contrary contained herein, at any time that the Federal Funds Rate determined in accordance with the foregoing is less than zero, such rate shall be deemed zero for purposes of this Agreement.

“FIRREA” means the Financial Institutions Reform, Recovery and Enforcement Act of 1989 (FIRREA), as amended.

“First Extended Maturity Date” has the meaning specified in Section 2.12(a)(i).

“First Extension Request” has the meaning specified in Section 2.12(a)(i).

“Fitch” means Fitch Ratings and its successors.

“Fixed Charge Coverage Ratio” means, with respect to the Parent and its Subsidiaries on a consolidated basis for any Test Period the ratio of (i) EBITDA for such Test Period to (ii) Fixed Charges for such Test Period.

“Fixed Charges” means, with respect to the Parent and its Subsidiaries on a consolidated basis for any Test Period, Interest Expense with respect to such Test Period (excluding amortization of debt discount, debt premium and deferred issuance costs).

“Foreign Lender” means any Lender that is resident or organized under the Laws of a jurisdiction other than that in which a Borrower is resident for tax purposes.  For purposes of this definition, the United States, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

“FRB” means the Board of Governors of the Federal Reserve System of the United States.

“Fronting Exposure” means, at any time there is a Defaulting Lender, with respect to the Swing Line Lender, such Defaulting Lender’s Applicable Percentage of Swing Line Loans other than Swing Line Loans as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders in accordance with the terms hereof.

“Fund” means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its activities.

“GAAP” means generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or such other principles as may be approved by a significant segment of the accounting profession in the United States, that are applicable to the circumstances as of the date of determination, consistently applied.

“Governmental Authority” means the government of the United States or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).

“Grantor” means the applicable Loan Party that is party to a Collateral Document.

“Guarantee” means, with respect to any Person (the “guaranteeing person”), any obligation of (a) the guaranteeing person or (b) another Person (including any bank under any letter of credit) to induce the creation of the obligations for which the guaranteeing person has issued a reimbursement, counterindemnity or similar obligation, in either case guaranteeing or in effect guaranteeing any Indebtedness, leases, dividends, Contractual Obligation, Swap Contract or other obligations or indebtedness (the “primary obligations”) of any other third Person (the “primary obligor”) in any manner, whether directly or indirectly, including any obligation of the guaranteeing person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (1) for the purchase or payment of any such primary obligation, or (2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, or (iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided, that the term “Guarantee” shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Guarantee of any guaranteeing person shall be deemed to be the maximum stated amount of the primary obligation relating to such Guarantee (or, if less, the maximum stated liability set forth in the instrument embodying such Guarantee); provided, that in the absence of any such stated amount or stated liability, the amount of such Guarantee shall be such guaranteeing person’s maximum anticipated liability in respect thereof as reasonably determined by such Person in good faith.  The term “Guarantee” as a verb has a corresponding meaning.

“Guarantors” means, collectively, at any time (i) the Parent, (ii) the Intermediate Parents, (iii) each Subsidiary of each Borrower, (iv) each Direct Owner of an Eligible Property Asset and (v) each other Person that becomes a guarantor of the Obligations pursuant to Section 6.12.

“Guaranty” means the Guaranty made by the Guarantors under Article X in favor of the Secured Parties.

“Hazardous Materials” means all explosive or radioactive substances or wastes and all hazardous or toxic substances or wastes, including petroleum or petroleum distillates, natural gas, natural gas liquids, asbestos or asbestos-containing materials, polychlorinated biphenyls, radon gas, toxic mold, infectious or medical wastes and all other substances, wastes, chemicals, pollutants, contaminants or compounds of any nature in any form regulated pursuant to any Environmental Law.

“IFRS” means international accounting standards within the meaning of IAS Regulation 1606/2002 to the extent applicable to the relevant financial statements delivered under or referred to herein.

“Impacted Loan” has the meaning specified in Section 3.03.

“Indebtedness” means, as to any Person at a particular time, without duplication, all of the following, whether or not included as indebtedness or liabilities in accordance with GAAP:

(a)        obligations in respect of money borrowed (including principal, interest, assumption fees, prepayment fees, yield maintenance charges, penalties, exit fees, contingent interest and other monetary obligations whether choate or inchoate and whether by loan, the issuance and sale of debt securities or the sale of property or assets to another Person subject to an understanding or agreement, contingent or otherwise, to repurchase such property or assets, or otherwise);

(b)        obligations, whether or not for money borrowed (i) represented by notes payable, letters of credit or drafts accepted, in each case representing extensions of credit, (ii) evidenced by bonds, debentures, notes or similar instruments, (iii) constituting purchase money indebtedness, conditional sales contracts, title retention debt instruments or other similar instruments, upon which interest charges are customarily paid or that are issued or assumed as full or partial payment for property or services rendered, or (iv) in connection with the issuance of preferred equity or trust preferred securities;

(c)        Capital Lease Obligations;

(d)        reimbursement obligations under any letters of credit or acceptances (whether or not the same have been presented for payment);

(e)        Off–Balance Sheet Obligations;

(f)        obligations to purchase, redeem, retire, defease or otherwise make any payment in respect of any mandatory redeemable stock issued by such Person or any other Person (inclusive of forward equity contracts), valued at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends;

(g)        as applicable, all obligations of such Person (but not the obligation of others) in respect of any keep well arrangements, credit enhancements, contingent or future funding obligations, purchase obligations, repurchase obligations, sale/buy–back agreements, takeout commitments or forward equity commitments, in each case evidenced by a binding agreement (excluding any such obligation to the extent the obligation can be satisfied by the issuance of Equity Interests (other than mandatory redeemable stock));

(h)        net obligations under any Swap Contract not entered into as a hedge against existing indebtedness, in an amount equal to the Swap Termination Value thereof;

(i)         all Non–Recourse Indebtedness, recourse indebtedness and all indebtedness of other Persons which such Person has guaranteed or is otherwise recourse to such Person;

(j)         all indebtedness of another Person secured by (or for which the holder of such indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien (other than Liens permitted hereunder) on property or assets owned by such Person, even though such Person has not assumed or become liable for the payment of such indebtedness or other payment obligation; provided, that if such Person has not assumed or become liable for the payment of such indebtedness, then for the purposes of this definition the amount of such indebtedness shall not exceed the market value of the property subject to such Lien;

(k)        all Contingent Liabilities;

(l)         all obligations of such Person incurred in connection with the acquisition or carrying of fixed assets by such Person or obligations of such Person to pay the deferred purchase or acquisition price of property or assets, including contracts for the deferred purchase price of property or assets that include the procurement of services;

(m)       indebtedness of general partnerships of which such Person is liable as a general partner (whether secondarily or contingently liable or otherwise); and

(n)        obligations to fund capital commitments under any articles or certificate of incorporation or formation, by-laws, partnership, limited liability company, operating or trust agreement and/or other organizational, charter or governing documents, subscription agreement or otherwise.

For all purposes hereof, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which such Person is a general partner or a joint venturer, unless such Indebtedness is expressly made non-recourse to such Person.

“Indemnified Taxes” means (a) Taxes other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan Document and (b) to the extent not otherwise described in (a), Other Taxes.

“Indemnitee” has the meaning specified in Section 11.04(b).

“Information” has the meaning specified in Section 11.07.

“Initial Maturity Date” means February 28, 2021.

“Insolvency Event” means, with respect to any Person, (a) the filing of a decree or order for relief by a court having jurisdiction in the premises with respect to such Person or any substantial part of its assets or property in an involuntary case under any applicable Insolvency Law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its assets or property, or ordering the winding–up or liquidation of such Person’s affairs, and such decree or order shall remain unstayed and in effect for a period of thirty (30) days, (b) the commencement by such Person of a voluntary case under any applicable Insolvency Law now or hereafter in effect, (c) the consent by such Person to the entry of an order for relief in an involuntary case under any

Insolvency Law, (d) the consent by such Person to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its assets or property, (e) the making by such Person of any general assignment for the benefit of creditors, (f) the admission in a legal proceeding of the inability of such Person to pay its debts generally as they become due, (g) the failure by such Person generally to pay its debts as they become due, or (h) the taking of any action by such Person in furtherance of any of the foregoing.

“Insolvency Laws” means Title 11 of the United States Code and all other applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, suspension of payments and similar debtor relief laws from time to time in effect affecting the rights of creditors generally.

“Intangible Assets” means assets that are considered to be intangible assets under GAAP, including customer lists, goodwill, computer software, copyrights, trade names, trademarks, patents, franchises, licenses, unamortized deferred charges, unamortized debt discount and capitalized research and development costs; provided that, “Intangible Assets” shall not include any rights to service mortgage loans under any loan servicing agreement.

“Interest Expense” means, with respect to the Parent and its Subsidiaries on a consolidated basis for any Test Period, the amount of total interest expense incurred by such Person, including capitalized or accruing interest (but excluding interest funded under a construction loan), all with respect to such Test Period.

“Interest Payment Date” means, (a) as to any Eurodollar Rate Loan that bears interest at a rate based on clause (a) of the definition of “Eurodollar Rate”, the last day of each Interest Period applicable to such Eurodollar Rate Loan and the Maturity Date applicable to such Eurodollar Rate Loan; provided,  however, that if any Interest Period for a Eurodollar Rate Loan exceeds three months, the respective dates that fall every three months after the beginning of such Interest Period shall also be Interest Payment Dates; (b) as to any Base Rate Loan (including a Swing Line Loan), the last Business Day of each March, June, September and December and the Maturity Date of such Base Rate Loan and (c) as to any LIBOR Daily Floating Rate Loan, the last Business Day of each calendar month and the Maturity Date applicable to such Eurodollar Rate Loan.

“Interest Period” means as to each Eurodollar Rate Loan, the period commencing on the date such Eurodollar Rate Loan is disbursed or converted to or continued as a Eurodollar Rate Loan and ending on the date one, two or three months thereafter (in each case, subject to availability), as selected by the Borrowers in a Committed Loan Notice or, if requested by the Borrowers and consented to by all Lenders, six months thereafter; provided that:

(i)         any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day;

(ii)       any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and

(iii)      no Interest Period shall extend beyond the Maturity Date.

Notwithstanding the foregoing, the Interest Period shall be one Business Day for each Revolving Credit Borrowing of a Eurodollar Rate Loan that bears interest at a rate based on clause (b)(ii) of the definition of “Eurodollar Rate.”

“Intermediate Parents” means, collectively, (i) Starwood Property Mortgage Sub-10 HoldCo, (ii) Starwood Property Mortgage Sub-10-A HoldCo and (iii) SPT Acquisitions Holdco.

“Investment” means, as to any Person, any direct or indirect acquisition or investment by such Person, whether by means of (a) the purchase or other acquisition of Equity Interests or other securities of another Person, (b) a loan, advance or capital contribution to, Guarantee or assumption of debt of, or purchase or other acquisition of any other debt or equity participation or interest in, another Person, including any partnership or joint venture interest in such other Person and any arrangement pursuant to which the investor Guarantees Indebtedness of such other Person, or (c) the purchase or other acquisition (in one transaction or a series of transactions) of assets of another Person that constitute a business unit.  For purposes of covenant compliance, the amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment.

“IRS” means the United States Internal Revenue Service.

“Laws” means, collectively, all international, foreign, Federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law.

“Lender” has the meaning specified in the introductory paragraph hereto and, unless the context requires otherwise, includes the Swing Line Lender.

“Lending Office” means, as to any Lender, the office or offices of such Lender described as such in such Lender’s Administrative Questionnaire, or such other office or offices as a Lender may from time to time notify the Borrowers and the Administrative Agent, which office may include any Affiliate of such Lender or any domestic or foreign branch of such Lender or such Affiliate. Unless the context otherwise requires each reference to a Lender shall include its applicable Lending Office.

“Leverage Ratio” means, with respect to the Parent and its Subsidiaries, on a consolidated basis, as of any date of determination, the ratio as of such date of (i) Total Indebtedness of the Parent, to (ii) Total Assets of the Parent.

“LIBOR” has the meaning specified in the definition of “Eurodollar Rate.”

“LIBOR Daily Floating Rate” means, for any day, a fluctuating rate of interest per annum equal to LIBOR, or a comparable or successor rate which rate is approved by Administrative Agent, as published on the applicable Bloomberg screen page (or such other commercially available source providing such quotations as may be designated by Administrative Agent from time to time), at or about 11:00 a.m., London time, two (2) London Banking Days prior to such date for Dollar deposits with a term of one (1) month commencing that day; and if the LIBOR Daily Floating Rate shall be less than zero, such rate shall be zero for purposes of this Agreement; provided that to the extent a comparable or successor rate is approved by Administrative Agent in connection herewith, the approved rate shall be applied in a manner consistent with market practice; provided,  further that to the extent such market practice is not administratively feasible for Administrative Agent, such approved rate shall be applied in a manner as otherwise reasonably determined by Administrative Agent.

“LIBOR Daily Floating Rate Loan” has the meaning specified in clause (b) of the definition of “Eurodollar Rate” contained herein.

“LIBOR Screen Rate” means the LIBOR quote on the applicable screen page Administrative Agent designates to determine LIBOR (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time).

“LIBOR Successor Rate” has the meaning specified in Section 3.03(b)(iii).

“LIBOR Successor Rate Conforming Changes” means, with respect to any proposed LIBOR Successor Rate, any conforming changes to the definition of Base Rate, Interest Period, timing and frequency of determining rates and making payments of interest and other administrative matters as may be appropriate, in the discretion of Administrative Agent, to reflect the adoption of such LIBOR Successor Rate and to permit the administration thereof by Administrative Agent in a manner substantially consistent with market practice (or, if Administrative Agent determines that adoption of any portion of such market practice is not administratively feasible or that no market practice for the administration of such LIBOR Successor Rate exists, in such other manner of administration as Administrative Agent determines in consultation with the Borrowers).

“Lien” means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, easement, right-of-way or other encumbrance on title to real property, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement in the nature of a security interest of any kind or nature whatsoever (including any conditional sale or other title retention agreement, and any financing lease having substantially the same economic effect as any of the foregoing).

“Loan” means an extension of credit by a Lender to the Borrowers under Article II in the form of a Revolving Credit Loan or a Swing Line Loan.

“Loan Asset” means (i) a commercial mortgage loan originated or acquired by a Borrower or (ii) a commercial mortgage loan, together with a related mezzanine loan, originated or acquired by a Borrower.  For the avoidance of doubt, a mezzanine loan itself does not constitute a Loan Asset but as described in clause (ii) above may comprise part of an Loan Asset.

“Loan Asset Designation Certificate” has the meaning specified in Section 2.14(a)(iii).

“Loan Asset Eligibility Criteria” has the meaning specified in Section 2.14(a).

“Loan Asset Subsidiary Guarantor” means a Subsidiary Guarantor that is a Subsidiary of a Borrower.

“Loan Documents” means this Agreement, each Note and the Collateral Documents.

“Loan Parties” means, collectively, the Borrowers and the Guarantors.

“Loan-to-Value Ratio” means, at any time with respect to any Non-Warehouse Asset, the ratio (expressed as a percentage) (i) the numerator of which is the sum of (x) the aggregate outstanding principal amount of such Non-Warehouse Asset (including, in the case where such Non-Warehouse Asset includes a mezzanine loan, the outstanding principal amount of such mezzanine loan) at such time and (y) the aggregate outstanding principal amount of all other Indebtedness of the borrower(s) with respect to such Non-Warehouse Asset that is, whether by contract, operation of law or otherwise, senior or pari passu in right of payment to or with all or any portion of such Non-Warehouse Asset (including, for the avoidance of doubt, in the case where such Non-Warehouse Asset includes a mezzanine loan that is “structurally subordinated” to a mortgage loan, all such other Indebtedness of the subject mortgage borrower) and (ii) the denominator of which is the Appraised Value of the Underlying Real Property Asset relating to such Non-Warehouse Asset.

“London Banking Day” means any day on which dealings in Dollar deposits are conducted by and between banks in the London interbank eurodollar market.

“Majority Lenders” means, at any time, Lenders having Total Credit Exposures representing more than 50% of the Total Credit Exposures of all Lenders.  The Total Credit Exposure of any Defaulting Lender shall be disregarded in determining Majority Lenders at any time; provided that, the amount of any participation in any Swing Line Loan that such Defaulting Lender has failed to fund that have not been reallocated to and funded by another Lender shall be deemed to be held by the Lender that is the Swing Line Lender in making such determination.

“Management Fees” means, with respect to each Property for any period, an amount equal to the greater of (i) actual management fees payable with respect thereto and (ii) three percent (3.0%) per annum on the aggregate base rent and percentage rent due and payable under leases with respect to such Property.

“Manager” means SPT Management, LLC, a Delaware limited liability company.

“Material Adverse Effect” means (a) a material adverse change in, or a material adverse effect upon, the operations, business, properties, liabilities (actual or contingent) or condition (financial or otherwise) of any Borrower, the Parent or the Parent and its Subsidiaries taken as a whole; (b) a material impairment of the ability of any Loan Party to perform its obligations under any Loan Document to which it is a party; (c) a material adverse effect upon the legality, validity, binding effect or enforceability against any Loan Party of any Loan Document to which it is a party; or (d) a material adverse effect upon the Collateral or the validity, enforceability, perfection or priority of the Administrative Agent’s Liens on the Collateral.

“Maturity Date” means, with respect to the Revolving Credit Loans and Commitment (or portion thereof, as applicable) of any Lender, the later of (a) the Initial Maturity Date, (b) if the Initial Maturity Date is extended with respect to the Revolving Credit Loans and Commitments of all Lenders, the First Extended Maturity Date and (c) if the First Extended Maturity Date is extended with respect to the Revolving Credit Loans and Commitment (or any portion thereof) of such Lender pursuant to Section 2.12, the Second Extended Maturity Date;  provided,  however, that (i) in each case, if such date is not a Business Day, the Maturity Date shall be the next preceding Business Day and (ii) if only a portion of the Revolving Credit Loans and Commitment of a Lender is extended pursuant to Section 2.12, the Second Extended Maturity Date shall only apply to the portion of such Revolving Credit Loans and Commitment of such Lender so extended.

“Moody’s” means Moody’s Investors Service, Inc. and its successors.

“Multiemployer Plan” means any employee benefit plan of the type described in Section 4001(a)(3) of ERISA, to which any Borrower or any ERISA Affiliate makes or is obligated to make contributions, or during the preceding five plan years, has made or been obligated to make contributions.

“Multiple Employer Plan” means a Plan which has two or more contributing sponsors (including any Borrower or any ERISA Affiliate) at least two of whom are not under common control, as such a plan is described in Section 4064 of ERISA.

“Near Cash Liquidity” means, with respect to the Parent and its Subsidiaries on a consolidated basis, as of any date of determination, the sum of (i) the market value of Near Cash Securities held by the Parent and its Subsidiaries as of such date and (ii) the amount of Undrawn Borrowing Capacity of Parent and its Subsidiaries under repurchase and credit facilities to which they are a party as of such date.  “Market Value” of Near Cash Securities shall be determined on a quarterly basis by at least one independent third party financial institution reasonably acceptable to the Administrative Agent.

“Near Cash Securities” means (i) CMBS having, at all times, a maturity or weighted average life of twelve (12) months or less as determined by the applicable service, (ii) RMBS having a duration of twelve (12) months or less as determined by the Parent (and, at the Administrative Agent’s request, the assumptions used in such determination shall be provided to the Administrative Agent for the Administrative Agent’s review), in each case, having a rating of Baa1 or BBB (or the equivalent) or higher by at least one Rating Agency (it being acknowledged that such securities may also have a lower rating from one or more Rating Agencies) or (iii) other public or privately placed securities approved by the Administrative Agent.

“Net Cash Proceeds” means, with respect to any issuance or sale by the Parent of any of its Equity Interests, the excess of (i) the sum of the cash and Cash Equivalents received by the

Parent in connection with such issuance or sale, less (ii) the underwriting discounts and commissions, and other out-of-pocket expenses, incurred by the Parent in connection with such issuance or sale.

“Net Income” means, with respect to any Test Period, the net income of Parent and its Subsidiaries on a consolidated basis for such Test Period as determined in accordance with GAAP.

“Net Operating Income” means, with respect to any Property for any period, property rental and other income derived from the operation of such Property from tenants paying rent as determined in accordance with GAAP, minus the amount of all expenses (as determined in accordance with GAAP) incurred in connection with and directly attributable to the ownership and operation of such Property for such period, including, without limitation, Management Fees and amounts accrued for the payment of real estate taxes and insurance premiums, but excluding (i) any general and administrative expenses related to the operation of the Parent and its Subsidiaries, (ii) any interest expense or other debt service charges and (iii) any non-cash charges such as depreciation or amortization of financing costs.

“New Guarantor Deliverables” means, with respect to any Subsidiary that is required to become a Guarantor after the Restatement Effective Date pursuant to Section 6.12, the following items: (i) such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of such Subsidiary as the Administrative Agent may require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement and the other Loan Documents to which such Subsidiary is a party, (ii) such documents and certifications as the Administrative Agent may reasonably require to evidence that such Subsidiary is duly organized or formed, and that such Subsidiary is validly existing, in good standing and qualified to engage in business in its jurisdiction of organization or formation, (iii) a certificate of a Responsible Officer of such Subsidiary either (A) attaching copies of all consents, licenses and approvals required in connection with the execution, delivery and performance by such Subsidiary and the validity against such Subsidiary of the Loan Documents to which it is a party, and such consents, licenses and approvals shall be in full force and effect, or (B) stating that no such consents, licenses or approvals are so required and (iv) to the extent requested by the Administrative Agent, a favorable opinion of counsel (which counsel shall be reasonably acceptable to the Administrative Agent), addressed to the Administrative Agent and each Lender, as to such matters concerning such Subsidiary and the Loan Documents to which such Subsidiary is a party as the Administrative Agent may reasonably request.

“New Lender Joinder Agreement” has the meaning specified in Section 2.15(c).

“Non-Defaulting Lender” means, at any time, each Lender that is not a Defaulting Lender at such time.

“Non-Qualifying Additional Collateral Asset” has the meaning specified in Section 11.22(b).

“Non-Recourse Indebtedness” means Indebtedness of a Person for borrowed money in respect of which recourse for payment (except for customary exceptions for fraud, misapplication of funds, environmental indemnities, Insolvency Events, non-approved transfers or other events) is contractually limited to specific assets of such Person encumbered by a Lien securing such Indebtedness.

“Non-Warehouse Asset” has the meaning specified in Section 2.14(a)(iii).

“Non-Warehouse Eligible Amount” means, at any time with respect to any Eligible Non-Warehouse Asset, an amount equal to the greater of (i) such Eligible Non-Warehouse Asset’s contribution to the Borrowing Base Amount at such time pursuant to clause (a) of the definition of Borrowing Base Amount and (ii) $0.

“Note” means a promissory note made by the Borrowers in favor of a Lender evidencing the Revolving Credit Loans made by such Lender, substantially in the form of Exhibit B.

“Obligations” means, collectively, all advances to, and debts, liabilities, obligations, covenants and duties of, any Loan Party arising under any Loan Document or otherwise with respect to any Revolving Credit Loan, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Loan Party or any Affiliate thereof of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding.

“Occupancy Rate” means for any Property, the percentage of the rentable area of the Property leased and occupied by bona fide tenants of the Property pursuant to bona fide tenant leases, in each case, which tenants are not past due in the payment of any rent or other similar payments due under such leases beyond any grace period for payment thereof contained in the applicable leases (as such leases are in effect on the date such Property is first included in the computation of Borrowing Base Amount).

“OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury.

“Off-Balance Sheet Obligations” means, with respect to any Person and any date, to the extent not included as a liability on the balance sheet of such Person, all of the following with respect to such Person as of such date: (a) monetary obligations under any financing lease or so–called “synthetic,” tax retention or off–balance sheet lease transaction which, upon the application of any Insolvency Laws, would be characterized as indebtedness, (b) monetary obligations under any sale and leaseback transaction which does not create a liability on the balance sheet of such Person, or (c) any other monetary obligation arising with respect to any other transaction which (i) is characterized as indebtedness for tax purposes but not for accounting purposes, or (ii) is the functional equivalent of or takes the place of borrowing but which does not constitute a liability on the balance sheet of such Person (for purposes of this clause (c), any transaction structured to provide tax deductibility as interest expense of any dividend, coupon or other periodic payment will be deemed to be the functional equivalent of a borrowing).

“Organization Documents” means, (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction); (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement; and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity.

“Original Closing Date” means August 3, 2012.

“Original Note” means a “Note” as defined in the Existing Credit Agreement.

“Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document).

“Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 3.06).

“Outstanding Amount” means with respect to any Loan on any date, the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments of such Loan occurring on such date.

“Outstanding Value” means, at any time:

(a) in the case of each Eligible Loan Asset that is acquired by a Borrower, the least of (i) the acquisition price paid by such Borrower for such Eligible Loan Asset at the time such Eligible Loan Asset was acquired by such Borrower, less the sum of (x) the aggregate amount of all Eligible Loan Asset Principal Payments received by such Borrower in respect of such Eligible Loan Asset and (y) the amount, if any, by which such Borrower has reduced the value of such Eligible Loan Asset on its books and records subsequent to the acquisition thereof by such Borrower, (ii) if such Eligible Loan Asset is the subject of an Accepted Offer to Purchase at such time, the agreed and accepted purchase price for such Eligible Loan Asset as set forth in such Accepted Offer to Purchase, less the aggregate amount of all Eligible Loan Asset Principal Payments received by such Borrower from such Eligible Loan Asset and not reflected in the purchase price set forth in such Accepted Offer to Purchase and (iii) if such Eligible Loan Asset was previously included in the borrowing pool under a Warehouse Line but has been removed from such borrowing pool, the excess of (x) the value that was attributed to such Eligible Loan Asset for purposes of calculating the Parent’s and its Subsidiaries’ borrowing capacity under the Warehouse Line from which such Eligible Loan Asset was most recently removed, as determined under such Warehouse Line immediately prior to the removal of such Eligible Loan Asset therefrom, minus (y) the sum of (A) the aggregate amount of all Eligible Loan Asset Principal Payments received by such Borrower from such Eligible Loan Asset after the date such Eligible Loan Asset was removed from such Warehouse Line and (B) the amount, if any, by which such Borrower has reduced the value of such Eligible Loan Asset on its books and records subsequent to the date such Eligible Loan Asset was removed from such Warehouse Line;

(b) in the case of each Eligible Loan Asset that is originated by a Borrower, the least of (i) the face amount of such Eligible Loan Asset at the time of its origination by such Borrower, minus the sum of (A) the amount of any upfront fee that was paid by the borrower or any other obligor on such Eligible Loan Asset to such Borrower at the time of its origination, (B) the amount of any original issue or similar discount that was applied to such Eligible Loan Asset in connection with its origination by such Borrower, (C) the aggregate amount of all Eligible Loan Asset Principal Payments received by such Borrower in respect of such Eligible Loan Asset and (D) the amount, if any, by which such Borrower has reduced the value of such Eligible Loan Asset on its books and records subsequent to the origination thereof, (ii) if such Eligible Loan Asset is the subject of an Accepted Offer to Purchase at such time, the agreed and accepted purchase price for such Eligible Loan Asset as set forth in such Accepted Offer to Purchase, less the aggregate amount of all Eligible Loan Asset Principal Payments received by such Borrower from such Eligible Loan Asset and not reflected in the purchase price set forth in such Accepted Offer to Purchase and (iii) if such Eligible Loan Asset was previously included in the borrowing pool under a Warehouse Line but has been removed from such borrowing pool, the excess of (x) the value that was attributed to such Eligible Loan Asset for purposes of calculating the Parent’s and its Subsidiaries’ borrowing capacity under the Warehouse Line from which such Eligible Loan Asset was most recently removed, as determined under such Warehouse Line immediately prior to the removal of such Eligible Loan Asset therefrom, minus (y) the sum of (A) the aggregate amount of all Eligible Loan Asset Principal Payments received by such Borrower from such Eligible Loan Asset after the date such Eligible Loan Asset was removed from such Warehouse Line and (B) the amount, if any, by which such Borrower has reduced the value of such Eligible Loan Asset on its books and records subsequent to the date such Eligible Loan Asset was removed from such Warehouse Line; and

(c) in the case of each Eligible Property Asset, ***.

For the avoidance of doubt, for purposes of calculating the Outstanding Value of an Eligible Loan Asset consisting of a commercial mortgage loan and a related mezzanine loan, all references in this definition to Eligible Loan Asset shall include both the commercial mortgage loan and related mezzanine loan that comprise such Eligible Loan

Asset.  In the case of any such Eligible Loan Asset where the commercial mortgage loan or related mezzanine loan (but not both) is subject to an Accepted Offer to Purchase, the “Outstanding Value” of such Eligible Loan Asset under clause (a)(ii) or (b)(ii) above, as applicable, shall equal the sum of (x) the agreed and accepted purchase price for the portion of such Eligible Loan Asset that is subject to the Accepted Offer to Purchase plus (y) the “Outstanding Value” of the portion of such Eligible Loan Asset that is not subject to the Accepted Offer to Purchase as determined under clause (a)(i) or (b)(i) above.

“Parent” has the meaning specified in the introductory paragraph hereto.

“Partial Approving Lender” has the meaning specified in Section 2.12(b)(iii)(B).

“Participant” has the meaning specified in Section 11.06(d).

“Participant Certification” has the meaning specified in Section 11.06(d).

“Participant Register” has the meaning specified in Section 11.06(d).

“PBGC” means the Pension Benefit Guaranty Corporation.

“Pension Act” means the Pension Protection Act of 2006.

“Pension Funding Rules” means the rules of the Code and ERISA regarding minimum required contributions (including any installment payment thereof) to Pension Plans and set forth in, with respect to plan years ending prior to the effective date of the Pension Act, Section 412 of the Code and Section 302 of ERISA, each as in effect prior to the Pension Act and, thereafter, Section 412, 430, 431, 432 and 436 of the Code and Sections 302, 303, 304 and 305 of ERISA.

“Pension Plan” means any employee pension benefit plan (including a Multiple Employer Plan or a Multiemployer Plan) that is maintained or is contributed to by a Borrower and any ERISA Affiliate and is either covered by Title IV of ERISA or is subject to the minimum funding standards under Section 412 of the Code.

“Permitted Collateral Liens” means:

(a)  Liens pursuant to any Loan Document;

(b)  Liens for taxes not yet due or which are being contested in good faith and by appropriate proceedings diligently conducted (which actions or proceedings have the effect of preventing the forfeiture or sale of the property or assets subject to any such Lien), if adequate reserves with respect thereto are maintained on the books of the Parent or the applicable Subsidiary thereof in accordance with GAAP;

(c)  Liens in favor of a bank or other financial institution arising as a matter of law or under a Control Agreement encumbering deposits (including the right of setoff) and which are within the general parameters customary in the banking industry so long as those deposits are not given in connection with the issuance or incurrence of Indebtedness; and

(d)  in the case of the portion (if any) of a Loan Asset consisting of a mezzanine loan, restrictions on permitted transferees that may be set forth in the documentation governing such mezzanine loan (but only to the extent such restrictions on permitted transferees are reasonably standard and customary for loans of the same type as such mezzanine loan and in any event would permit the transfer (including by way of foreclosure) of such interest to the Administrative Agent (or a Wholly Owned Subsidiary of one or more Secured Parties) for the benefit of the Secured Parties).

“Permitted Equity Encumbrances” means:

(a)  Liens pursuant to any Loan Document; and

(b)  Liens for taxes not yet due or which are being contested in good faith and by appropriate proceedings diligently conducted (which actions or proceedings have the effect of preventing the forfeiture or sale of the property or assets subject to any such Lien), if adequate reserves with respect thereto are maintained on the books of the Parent or the applicable Subsidiary thereof in accordance with GAAP.

“Permitted Liens” means, collectively, Permitted Equity Encumbrances, Permitted Property Encumbrances and Permitted Collateral Liens.

“Permitted Property Encumbrances” means:

(a)  Liens pursuant to any Loan Document;

(b)  Liens for taxes not yet due or which are being contested in good faith and by appropriate proceedings diligently conducted (which actions or proceedings have the effect of preventing the forfeiture or sale of the property or assets subject to any such Lien), if adequate reserves with respect thereto are maintained on the books of the Parent or the applicable Subsidiary thereof in accordance with GAAP;

(c)  easements, rights-of-way, sewers, electric lines, telegraph and telephone lines, restrictions (including zoning restrictions), encroachments, protrusions and other similar encumbrances affecting a Property which could not reasonably be expected to result in a material adverse effect with respect to the use, operations or marketability thereof;

(d)  mechanics’, materialmen’s, repairmen’s or other like Liens arising in the ordinary course of business that are not overdue for a period of more than sixty (60) days or are being contested in good faith and by appropriate actions or proceedings diligently conducted (which actions or proceedings have the effect of preventing the forfeiture or sale of the property or assets subject to any such Lien), if adequate reserves with respect thereto are maintained on the books of the Parent or the applicable Subsidiary thereof;

(e)  any interest or right of a lessee of a Property under leases entered into in the ordinary course of business of the applicable lessor; and

(f)  rights of lessors under Eligible Ground Leases.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Plan” means any employee benefit plan within the meaning of Section 3(3) of ERISA (including a Pension Plan), maintained for employees of a Loan Party or any ERISA Affiliate or any such Plan to which a Loan Party or any ERISA Affiliate is required to contribute on behalf of any of its employees.

“Platform” has the meaning specified in Section 6.02.

“Pledge Agreement” means the Pledge Agreement dated as of the Original Closing Date, as amended as of the Restatement Effective Date, among the Intermediate Parents and the Administrative Agent, as such agreement may be further amended, restated, supplemented or otherwise modified from time to time in accordance with its terms.

“Pledged Additional Collateral Asset” means, at any time, an Additional Collateral Asset owned by a Borrower or any Loan Asset Subsidiary Guarantor that at such time is subject to a first priority perfected security in favor of the Administrative Agent for the benefit of the Secured Parties to secure the Obligations and is subject to no other Liens, negative pledges or other encumbrances other than Permitted Collateral Liens.

“Pledged Additional Collateral Assets Report” means, for any fiscal quarter of the Parent, a written report, certified by a Responsible Officer of the Parent, of the Pledged Additional Collateral Assets during such fiscal quarter, which report shall be substantially in the form attached hereto as Exhibit L.

“Property” as to any Person means all of the right, title, and interest of such Person in and to land, improvements and fixtures.

“Proposed Additional Collateral Assets” has the meaning specified in Section 6.13(a).

“Property Asset Subsidiary Guarantor” means a Subsidiary Guarantor that is a Subsidiary of SPT Acquisitions Holdco.

“PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.

“Rating Agency” means each of Fitch, Moody’s and S&P.

“Recipient” means the Administrative Agent or any Lender.

“Register” has the meaning specified in Section 11.06(c).

“REIT” means a Person satisfying the conditions and limitations set forth in Section 856(b) and 856(c) of the Code which are necessary to qualify such Person as a “real estate investment trust,” as defined in Section 856(a) of the Code.

“Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, trustees, administrators, managers, advisors and representatives of such Person and of such Person’s Affiliates.

“Release” means any release, spill, emission, discharge, deposit, disposal, leaking, pumping, pouring, dumping, emptying, injection or leaching of any Hazardous Material into the Environment, or into, from or through any building, structure or facility.

“Release Conditions” means, with respect to (i) the release of any Property Asset Subsidiary Guarantor from its obligations under the Guaranty, (ii) the release of any Collateral consisting of an Eligible Loan Asset or Pledged Additional Collateral Asset from the Liens created under the Security Agreement, in each case in connection with a sale, transfer or other disposition thereof to a Person that is not a Borrower or Loan Asset Subsidiary Guarantor, (iii) the release of any Collateral consisting of the Equity Interests in a Property Asset Subsidiary Guarantor from the Liens created under the Pledge Agreement or (iv) the removal of any Eligible Asset from the calculation of the Borrowing Base Amount (each a “Release Transaction”), each of the following:

(a)  the Borrowers or the Parent shall have delivered to the Administrative Agent, at least five (5) Business Days prior to the date of the proposed Release Transaction (or such shorter period of time as agreed to by the Administrative Agent in writing), a written notice requesting such Release Transaction (a “Release Notice”), which Release Notice shall identify each Eligible Loan Asset, each Pledged Additional Collateral Asset and/or the Equity Interests of a Property Asset Subsidiary Guarantor to be released from the Liens created under the applicable Collateral Document, the Property Asset Subsidiary Guarantor to be released from the Guaranty, or the Eligible Asset to be removed from the calculation of the Borrowing Base Amount, as applicable, as part of the proposed Release Transaction, and the date proposed for consummation of the Release Transaction;

(b)  no Default or Event of Default has occurred and is continuing on such date (or would exist immediately after giving effect to the proposed Release Transaction);

(c)  the Total Outstandings shall not, after giving effect to the proposed Release Transaction (and any contemporaneous prepayment of Loans), exceed the lesser of (1) the Borrowing Base Amount at such time and (2) the Aggregate Commitments at such time;

(d)  the representations and warranties contained in Article V and the other Loan Documents are true and correct in all material respects on and as of the effective date of the proposed Release Transaction and, both before and after giving effect to such removal and/or release, except (A) to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, (B) any representation or warranty that is already by its terms qualified as to “materiality”,  “Material Adverse Effect” or similar language shall be true and correct in all respects as of such applicable date (including such earlier date set forth in the foregoing clause (A)) after giving effect to such qualification and (C) for purposes of this clause, the representations and warranties contained in subsections (a)

and (b) of Section 5.05 shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) and (b), respectively, of Section 6.01;

(e)  the Loan Parties will be in compliance with all financial covenants on a pro forma basis immediately after giving effect to the proposed Release Transaction; and

(f)  at least two (2) Business Days (or such shorter period of time as agreed to by the Administrative Agent in writing), the Administrative Agent shall have received (1) a Borrowing Base Certificate demonstrating to its satisfaction that, after giving effect to the proposed Release Transaction, the condition set forth in clause (c) above will be satisfied and (2) a certificate executed by a Responsible Officer of the Borrowers certifying to the Administrative Agent and the Lenders that the conditions in clauses (c) through (e) above have been satisfied; and

(g)  a certificate executed by a Responsible Officer of the Borrowers certifying to the Administrative Agent and the Lenders that immediately before and after giving effect to such Release Transaction, no Default or Event of Default has occurred and is continuing on such date (or would exist immediately after giving effect to the proposed Release Transaction).

“Release Notice” has the meaning specified in the definition of “Release Conditions.”

“Release Transaction” has the meaning specified in the definition of “Release Conditions.”

“Relevant Payment” has the meaning specified in Section 10.11.

“Reportable Event” means any of the events set forth in Section 4043(c) of ERISA, other than events for which the 30 day notice period has been waived.

“Request for Credit Extension” means (a) with respect to a Borrowing, conversion or continuation of Revolving Credit Loans, a Committed Loan Notice and (b) with respect to a Swing Line Loan, a Swing Line Loan Notice.

“Required Lenders” means, at any time, Lenders having Total Credit Exposures representing at least 66-2/3% of the Total Credit Exposures of all Lenders.  The Total Credit Exposure of any Defaulting Lender shall be disregarded in determining Required Lenders at any time; provided that, the amount of any participation in any Swing Line Loan that such Defaulting Lender has failed to fund that have not been reallocated to and funded by another Lender shall be deemed to be held by the Lender that is the Swing Line Lender in making such determination.

“Requisite Sale/Syndication Efforts” means, with respect to any Loan Asset, the following actions taken with respect to such Loan Asset by the Borrower that owns such Loan Asset: (i) within 30 days after such Loan Asset is first included in the computation of the Borrowing Base Amount as an Eligible Loan Asset, such Borrower has made available to one or more prospective purchasers that are not affiliated with the Parent copies of a written, bona fide offering memorandum or property listing pursuant to which such Loan Asset has been offered for syndication or sale, as applicable, and (ii) thereafter such Borrower pursues such syndication or sale diligently and in good faith.

“Responsible Officer” means the chief executive officer, president, chief financial officer, vice president, general counsel, treasurer, assistant treasurer or controller of a Loan Party and solely for purposes of the delivery of incumbency certificates pursuant to Article IV, the secretary or any assistant secretary of a Loan Party and, solely for purposes of notices given pursuant to Article II, any other officer or employee of the applicable Loan Party so designated by any of the foregoing officers in a written notice to the Administrative Agent or any other officer or employee of the applicable Loan Party designated in or pursuant to an agreement between the applicable Loan Party and the Administrative Agent.  Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party.

“Restatement Effective Date” has the meaning specified in Section 4.01.

“Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any capital stock or other Equity Interest of any Person or any of its Subsidiaries, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, defeasance, acquisition, cancellation or termination of any such capital stock or other Equity Interest, or on account of any return of capital to any Person’s stockholders, partners or members (or the equivalent of any thereof), or any option, warrant or other right to acquire any such dividend or other distribution or payment.  Notwithstanding the foregoing, the conversion of (including any cash payment upon the conversion of), payment of any principal or premium on, or payment of any interest with respect to, any Convertible Debt Securities shall not constitute a Restricted Payment.

“Revolving Credit Borrowing” means a borrowing consisting of simultaneous Revolving Credit Loans of the same Type and, in the case of Eurodollar Rate Loans, having the same Interest Period made by each of the Lenders pursuant to Section 2.01.

“Revolving Credit Exposure” means, as to any Lender at any time, the aggregate principal amount at such time of its outstanding Revolving Credit Loans and such Lender’s participation in Swing Line Loans at such time.

“Revolving Credit Loan” has the meaning specified in Section 2.01.

“RMBS” means mortgage pass-through certificates or other securities issued pursuant to a securitization of residential mortgage loans.

“Sanction(s)” means any sanction administered or enforced by the United States Government (including without limitation, OFAC), the United Nations Security Council, the European Union, Her Majesty’s Treasury (“HMT”) or other relevant sanctions authority.

“Scheduled Unavailability Date” has the meaning specified in Section 3.03(b)(ii).

“SEC” means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions.

“Second Extended Maturity Date” has the meaning specified in Section 2.12(b)(i).

“Second Extension Request” has the meaning specified in Section 2.12(b)(i).

“Secured Parties” means, collectively, the Administrative Agent, the Lenders, each co-agent or sub-agent appointed by the Administrative Agent from time to time pursuant to Section 9.05, and the other Persons the Obligations owing to which are or are purported to be secured by the Collateral under the terms of the Collateral Documents.

“Security Agreement” means the Security Agreement dated as of the Original Closing Date, among the Borrowers, the Loan Asset Subsidiary Guarantors and the Administrative Agent, as such agreement may be amended, restated, supplemented or otherwise modified from time to time in accordance with its terms.

“Significant Subsidiary” means, at any date of determination, each Subsidiary or group of Subsidiaries of the Parent (a) whose total assets at the last day of the most recent fiscal period for which financial statements have been delivered pursuant to clause (a) or (b) of Section 6.01 were equal to or greater than 10% of the consolidated total assets of the Parent and its Subsidiaries at such date or (b) whose gross revenues for the most recently completed period of four fiscal quarters for which financial statements have been delivered pursuant to clause (a) or (b) of Section 6.01 were equal to or greater than 10% of the consolidated gross revenues of the Parent and its Subsidiaries for such period, in each case, determined in accordance with GAAP (it being understood that such calculations shall be determined in the aggregate for all Subsidiaries of the Company subject to any of the events specified in clause (e), (f), (g) or (h) of Section 8.01).

“Solvent” and “Solvency” mean, with respect to any Person on any date of determination, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including contingent liabilities, of such Person, (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay such debts and liabilities as they mature, (d) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person’s property would constitute an unreasonably small capital, and (e) such Person is able to pay its debts and liabilities, contingent obligations and other commitments as they mature in the ordinary course of business.  The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

“Solvency Certificate” means a Solvency Certificate of the chief financial officer of the Parent, substantially in the form of Exhibit G.

“S&P” means Standard & Poor’s Ratings Group and its successors.

“SPT Acquisitions Holdco” means SPT Acquisitions Holdco, LLC, a Delaware limited liability company.

“Starwood Property Mortgage Sub-10 HoldCo” means Starwood Property Mortgage Sub-10 HoldCo, L.L.C., a Delaware limited liability company.

“Starwood Property Mortgage Sub-10-A HoldCo” means Starwood Property Mortgage Sub-10-A HoldCo, L.L.C., a Delaware limited liability company.

“Subsidiary” of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by such Person.  Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of the Parent.

“Subsidiary Guarantors” means, collectively, each Guarantor that is a Subsidiary of a Borrower or of SPT Acquisitions Holdco.

“Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement.

“Swap Termination Value” means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Swap Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts (which may include a Lender or any Affiliate of a Lender).

“Swing Line Borrowing” means a borrowing of a Swing Line Loan pursuant to Section 2.16.

“Swing Line Lender” means Bank of America in its capacity as provider of Swing Line Loans, or any successor swing line lender hereunder.

“Swing Line Loan” has the meaning specified in Section 2.16(a).

“Swing Line Loan Notice” means a notice of a Swing Line Borrowing pursuant to Section 2.16(b), which shall be substantially in the form of Exhibit A-2 or such other form as approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approve by the Administrative Agent), appropriately completed and signed by a Responsible Officer of the Borrower.

“Swing Line Sublimit” means an amount equal to the lesser of (a) $50,000,000 and (b) the Aggregate Commitments; provided that, without limiting the discretion of the Swing Line Lender to make or decline to make Swing Line Loans, the Swing Line Lender may from time to time, in its sole discretion, agree to increase the Swing Line Sublimit (on a temporary or permanent basis) to an amount not to exceed the lesser of (a) $100,000,000 and (b) the Aggregate Commitments.  The Swing Line Sublimit is part of, and not in addition to, the Aggregate Commitments.

“Tangible Net Worth” means, as of any date of determination, with respect to any Person, all amounts which would be included under capital or shareholder’s equity (or any like caption) on a balance sheet of such Person, minus (a) amounts owing to such Person from any Affiliate thereof, or from officers, employees, partners, members, directors, shareholders or other Persons similarly affiliated with such Person or any Affiliate thereof, (b) Intangible Assets and (c) prepaid taxes and/or expenses, all on or as of such date.

“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Test Period” means the time period commencing on the first day of each calendar quarter through and including the last day of such calendar quarter.

“Threshold Amount” means (i) with reference to an Intermediate Parent, a Borrower, a Property Asset Subsidiary Guarantor or any Subsidiary of a Borrower, $100,000 and (ii) with reference to any other Loan Party or any Significant Subsidiary thereof (other than an Intermediate Parent, a Borrower, a Property Asset Subsidiary Guarantor or any Subsidiary of a Borrower), $25,000,000.

“Total Assets” shall mean, with respect to any Person on any date, an amount equal to (a) the aggregate book value of all assets owned by such Person and its Subsidiaries on a consolidated basis and the proportionate share of assets owned by non-consolidated Subsidiaries of such Person, less (i) amounts owing to such Person or any of its Subsidiaries from any Affiliate thereof, or from officers, employees, partners, members, directors, shareholders or other Persons similarly affiliated with such Person or any Affiliate thereof, (ii) Intangible Assets and

(iii) prepaid taxes and expenses, all on or as of such date and determined in accordance with GAAP, plus (b) the amount of any future funding obligations under any loans or financings (including any construction loans) outstanding as of any date, which future funding obligations are included in Total Indebtedness for purposes of the calculation of the Leverage Ratio as of such date.

“Total Credit Exposure” means, as to any Lender at any time, the unused Commitments and Revolving Credit Exposure of such Lender at such time.

“Total Indebtedness” means, with respect to the Parent, as of any date of determination, all Indebtedness (other than Contingent Liabilities not reflected on Parent’s consolidated balance sheet), plus the proportionate share of all Indebtedness (other than Contingent Liabilities not reflected on Parent’s consolidated balance sheet) of all non-consolidated Affiliates of Parent, on or as of such date of determination.

“Total Outstandings” means, at any time, the aggregate Outstanding Amount of all Loans at such time.

“Type” means, when used in reference to the Loans or any Borrowing, whether the rate of interest on the Loans, or on that portion of the Loans comprising such Borrowing, is determined by reference to the Base Rate or the Eurodollar Rate.

“Underlying Real Property Asset” means Property that (i) secures an Eligible Loan Asset and/or (ii) relates to a Pledged Additional Collateral Asset and is described in clause (i) or clause (ii) of the definition of “Additional Collateral Asset.”

“Undrawn Borrowing Capacity” means, with respect to any Person and its consolidated Subsidiaries, as of any date, the total undrawn borrowing capacity available to such Person and its direct or indirect consolidated Subsidiaries under any repurchase and credit facilities and similar agreements to which such Person or any of its consolidated Subsidiaries is a party as of such date, but (i) with respect to any such repurchase or credit facility or similar agreement that is a secured facility, solely to the extent that collateral has been approved by and pledged to the related buyer or lender under such facility, and (ii) with respect to any such credit facility or similar agreement that is an unsecured facility, solely to the extent that such undrawn borrowing capacity (i.e., remaining availability) is committed by the related lender.

“United States” and “U.S.” mean the United States of America.

“Unrestricted Cash” means (i) cash and Cash Equivalents (other than prepaid rents and security deposits made under tenant leases) held by the Parent or any of its Subsidiaries that are not subject to any Lien (excluding statutory liens in favor of any depositary bank where such cash is maintained or any Lien granted to the Administrative Agent for the benefit of the Secured Parties), minus (ii) amounts included in the foregoing clause (i) that are with an entity other than the Parent or any of its Subsidiaries as deposits or security for Contractual Obligations.

“Unused Fee” has the meaning specified in Section 2.07(a).

“U.S. Person” means any Person that is a “United States Person” as defined in Section 7701(a)(30) of the Code.

“U.S. Tax Compliance Certificate” has the meaning specified in Section 3.01(e)(ii)(B)(III).

“Warehouse Asset” has the meaning specified in Section 2.14(a)(iii).

“Warehouse Lines” means, collectively, (i) each warehouse credit facility provided to any Subsidiary of the Parent on the Restatement Effective Date by one or more lenders that are not affiliated with the Parent, the material terms and provisions of which have been disclosed to the Administrative Agent in writing prior to the Restatement Effective Date (each, a “Restatement/Closing Date Warehouse Line”) and (ii) each warehouse credit facility provided to any Subsidiary of the Parent after the Restatement Effective Date by one or more lenders that are not affiliated with the Parent, the material terms and provisions of which (including, without limitation, advance rates and borrowing base eligibility criteria) are substantially similar to those set forth in one or more of the Restatement/Closing Date Warehouse Lines.

“Wholly-Owned” means with respect to the ownership by any Person of any Property, that one hundred percent (100%) of the title to such Property is held in fee directly or indirectly by, or one hundred percent (100%) of such Property is ground leased pursuant to an Eligible Ground Lease directly by, such Person.

“Wholly-Owned Subsidiary” means, with respect to any Person on any date, any corporation, partnership, limited liability company or other entity of which one hundred percent (100%) of the Equity Interests and one hundred percent (100%) of the ordinary voting power are, as of such date, owned and Controlled, directly or indirectly, by such Person.

“Wholly Owned Unrestricted Subsidiary” means, as to any Borrower and as of any date of determination, any other Person (i) all of the Equity Interests of which (other than directors’ qualifying shares required by law) is owned directly and/or through other Wholly Owned Unrestricted Subsidiaries by such Borrower or by both Borrowers and (ii) who is not, as of such date of determination, prohibited from becoming a guarantor of the Obligations under the express terms of its Organization Documents or any contract, instrument or other agreement to which such Person is a party.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

1.02    Other Interpretive Provisions.  With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document:

(a)        The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined.  Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.  The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.”  The word “will”

shall be construed to have the same meaning and effect as the word “shall.”  Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument or other document (including any Organization Document) shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or in any other Loan Document), (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (iii) the words “hereto,” “herein,” “hereof” and “hereunder,” and words of similar import when used in any Loan Document, shall be construed to refer to such Loan Document in its entirety and not to any particular provision thereof, (iv) all references in a Loan Document to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, the Loan Document in which such references appear, (v) any reference to any law shall include all statutory and regulatory provisions consolidating, amending, replacing or interpreting such law and any reference to any law or regulation shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time, and (vi) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

(b)        In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including;” the words “to” and “until” each mean “to but excluding;” and the word “through” means “to and including.”

(c)        Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Loan Document.

1.03    Accounting Terms.

(a)        Generally.  All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP applied on a consistent basis, as in effect from time to time, applied in a manner consistent with that used in preparing the Audited Financial Statements, except as otherwise specifically prescribed herein.  Notwithstanding the foregoing, for purposes of determining compliance with any covenant (including the computation of any financial covenant) contained herein, Indebtedness of the Parent and its Subsidiaries shall be deemed to be carried at 100% of the outstanding principal amount thereof, and the effects of FASB ASC 825 and FASB ASC 470-20 on financial liabilities shall be disregarded.

(b)        Changes in GAAP; Changes in Accounting Policies or Reporting Practices.  If at any time any change in GAAP (including the adoption of IFRS), or any change in accounting policies or reporting practices of the Parent or any of its Subsidiaries that are permitted by but not required under, GAAP, would affect the computation of any financial ratio or requirement set forth in any Loan Document, and either the Borrowers or the Majority Lenders shall so request, the Administrative Agent, the Lenders and the Borrowers shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change(s)

(subject to the approval of the Majority Lenders); provided that, until so amended, (i) such ratio or requirement shall continue to be computed in accordance with GAAP and the accounting policies and reporting practices (as the case may be) in effect prior to such change(s) and (ii) the Borrowers shall provide to the Administrative Agent and the Lenders financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change(s).  Without limiting the foregoing, leases shall continue to be classified and accounted for on a basis consistent with that reflected in the Audited Financial Statements for all purposes of this Agreement, notwithstanding any change in GAAP relating thereto, unless the parties hereto shall enter into a mutually acceptable amendment addressing such changes, as provided for above.

1.04    Rounding.  Any financial ratios required to be maintained by the Parent pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number).

1.05    Times of Day; Rates.  Unless otherwise specified, all references herein to times of day shall be references to Eastern time (daylight or standard, as applicable).  The Administrative Agent does not warrant, nor accept responsibility, nor shall the Administrative Agent have any liability with respect to the administration, submission or any other matter related to the rates in the definition of “Eurodollar Rate” or with respect to any comparable or successor rate thereto or to LIBOR.

ARTICLE II.  THE COMMITMENTS AND REVOLVING CREDIT LOANS

2.01    Borrowings.  Subject to the terms and conditions set forth herein, each Lender severally agrees to make loans (each such loan, a “Revolving Credit Loan”) to the Borrowers from time to time, on any Business Day during the Availability Period, in an aggregate amount not to exceed at any time outstanding the amount of such Lender’s Commitment; provided,  however, that after giving effect to any Revolving Credit Borrowing, (i) the Total Outstandings shall not exceed the lesser of (x) the Borrowing Base Amount at such time and (y) the Aggregate Commitments at such time and (ii) the Revolving Credit Exposure of any Lender shall not exceed such Lender’s Commitment.  Within the limits of each Lender’s Commitment, and subject to the other terms and conditions hereof, the Borrowers may borrow under this Section 2.01, prepay under Section 2.03, and reborrow under this Section 2.01.  Revolving Credit Loans may be Base Rate Loans or Eurodollar Rate Loans, as further provided herein.  Each Lender that is a party to this Agreement on the Restatement Effective Date hereby represents and warrants that, on and as of the Restatement Effective Date, it is a “qualified purchaser” (within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder) and a “qualified institutional buyer” (within the meaning of Rule 144A under the Securities Act of 1933, as amended).

2.02    Borrowings, Conversions and Continuations of Revolving Credit Loans.

(a)        Each Revolving Credit Borrowing, each conversion of Revolving Credit Loans from one Type to the other, and each continuation of Eurodollar Rate Loans shall be made upon the Borrowers’ irrevocable notice to the Administrative Agent, which may be given by (A) telephone, or (B) a Committed Loan Notice; provided that any telephonic notice must be confirmed promptly by delivery to the Administrative Agent of a Committed Loan Notice.  Each such Committed Loan Notice must be received by the Administrative Agent not later than 11:00 a.m. (i) three (3) Business Days prior to the requested date of any Revolving Credit Borrowing of, conversion to or continuation of Eurodollar Rate Loans (other than Eurodollar Loans referred to in the following clause (ii)) or of any conversion of (x) Eurodollar Rate Loans to Base Rate Loans or (y) Eurodollar Rate Loans that bear interest based on clause (a) of the definition of Eurodollar Rate to Eurodollar Loans that bear interest based on clause (b)(ii) of the definition of Eurodollar Rate, and (ii) on the requested date of any Revolving Credit Borrowing of Base Rate Loans or Eurodollar Loans that bear interest based upon clause (b)(ii) of the definition of Eurodollar Rate;  provided,  however, that if the Borrowers wish to request Eurodollar Rate Loans having an Interest Period of six (6) months in duration as provided in the definition of “Interest Period,” the applicable notice must be received by the Administrative Agent not later than 11:00 a.m. four (4) Business Days prior to the requested date of such Revolving Credit Borrowing, conversion or continuation, whereupon the Administrative Agent shall give prompt notice to the Lenders of such request and determine whether the requested Interest Period is acceptable to all of them.  Not later than 11:00 a.m., three (3) Business Days before the requested date of a Revolving Credit Borrowing, conversion or continuation of Eurodollar Rate Loans having an Interest Period of six (6) months, the Administrative Agent shall notify the Borrowers (which notice may be by telephone) whether or not the requested Interest Period has been consented to by all the Lenders; and if such consent has not been given by all Lenders, the requested Borrowing shall automatically be converted to a request for a Revolving Credit Borrowing of Eurodollar Rate Loans bearing interest based on clause (b)(ii) of the definition of Eurodollar Rate.  Any Eurodollar Rate Loan that the Borrowers have elected to bear interest based on clause (b)(ii) of the definition of Eurodollar Rate shall continue to so bear interest for successive Interest Periods of one Business Day, without any further notice of continuation, until a notice of conversion is effective with respect thereto or such Eurodollar Rate Loan is repaid.  Each Revolving Credit Borrowing of, conversion to or continuation of Eurodollar Rate Loans shall be in a principal amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof.  Each Revolving Credit Borrowing of, or conversion to, Base Rate Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof.  Each Committed Loan Notice shall specify (i) whether the Borrowers are requesting a Revolving Credit Borrowing, a conversion of Revolving Credit Loans from one Type to the other, or a continuation of Eurodollar Rate Loans, (ii) the requested date of the Revolving Credit Borrowing, conversion or continuation, as the case may be (which shall be a Business Day), (iii) the principal amount of Revolving Credit Loans to be borrowed, converted or continued, (iv) the Type of Revolving Credit Loans to be borrowed or to which existing Revolving Credit Loans are to be converted, and (v) if applicable, the duration of the Interest Period with respect thereto (which shall be one, two, three or six months (or, in the case of a Eurodollar Rate Loan that bears interest based on clause (b)(ii) of the definition of Eurodollar Rate, successive Interest Periods of one (1) Business Day)).  If the Borrowers fail to specify a Type of Revolving Credit Loan in a Committed Loan Notice or if the Borrowers fail to give a timely notice requesting a conversion or continuation, then the applicable Revolving Credit Loans shall be made as, or converted to, Base Rate Loans.

Any such automatic conversion to Base Rate Loans shall be effective as of the last day of the Interest Period then in effect with respect to the applicable Eurodollar Rate Loans.  If the Borrowers request a Revolving Credit Borrowing of, conversion to, or continuation of Eurodollar Rate Loans in any such Committed Loan Notice, but fail to specify an Interest Period, they will be deemed to have specified an Interest Period of one (1) month.

(b)        Following receipt of a Committed Loan Notice, the Administrative Agent shall promptly notify each Lender of the amount of its Applicable Percentage of the applicable Revolving Credit Loans, and if no timely notice of a conversion or continuation is provided by the Borrowers, the Administrative Agent shall notify each Lender of the details of any automatic conversion to Base Rate Loans described in Section 2.02(a).  Each Lender shall make the amount of its Revolving Credit Loan available to the Administrative Agent in immediately available funds at the Administrative Agent’s Office not later than 1:00 p.m. on the Business Day specified in the applicable Committed Loan Notice.  Upon satisfaction of the conditions set forth in Section 4.02, the Administrative Agent shall make all funds so received available to the Borrowers in like funds as received by the Administrative Agent either by (i) crediting the account of the Borrowers on the books of Bank of America with the amount of such funds or (ii) wire transfer of such funds, in each case in accordance with instructions provided to (and reasonably acceptable to) the Administrative Agent by the Borrowers.

(c)        Except as otherwise provided herein, a Eurodollar Rate Loan may be continued or converted only on the last day of an Interest Period for such Eurodollar Rate Loan.  During the existence of a Default, no Loans may be requested as, converted to or continued as Eurodollar Rate Loans without the consent of the Majority Lenders.

(d)        The Administrative Agent shall promptly notify the Borrowers and the Lenders of the interest rate applicable to any Interest Period for Eurodollar Rate Loans upon determination of such interest rate.

(e)        After giving effect to all Revolving Credit Borrowings, all conversions of Revolving Credit Loans from one Type to the other, and all continuations of Revolving Credit Loans as the same Type, there shall not be more than six (6) Interest Periods in effect.

(f)        Notwithstanding anything to the contrary in this Agreement, any Lender may exchange, continue or rollover all of the portion of its Loans in connection with any refinancing, extension, loan modification or similar transaction permitted by the terms of this Agreement, pursuant to a cashless settlement mechanism approved by the Borrowers, the Administrative Agent, and such Lender.

2.03    Prepayments and Repayments of Loans.

(a)        Optional Prepayments.  The Borrowers may, upon notice to the Administrative Agent, at any time or from time to time voluntarily prepay Revolving Credit Loans in whole or in part without premium or penalty; provided that (i) such notice must be in a form acceptable to the Administrative Agent and be received by the Administrative Agent not later than 11:00 a.m. (A) three (3) Business Days prior to any date of prepayment of Eurodollar Rate Loans and (B) on the date of prepayment of Base Rate Loans; (ii) any prepayment of Eurodollar Rate Loans shall be in a principal amount of $1,000,000 or a whole multiple of $100,000 in excess thereof; and (iii) any prepayment of Base Rate Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof or, in each case, if less, the entire principal amount thereof then outstanding.  Each such notice shall specify the date and amount of such prepayment and the Type(s) of Revolving Credit Loans to be prepaid and, if Eurodollar Rate Loans are to be prepaid, the Interest Period(s) of such Revolving Credit Loans.  The Administrative Agent will promptly notify each Lender of its receipt of each such notice, and of the amount of such Lender’s Applicable Percentage of such prepayment.  If such notice is given by the Borrowers, the Borrowers shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein; provided, that if a Contingent Commitment Termination Notice is revoked by the Borrowers in accordance with Section 2.04, as result of the refinancing specified therein not having occurred, the Borrowers shall not be required to prepay the Revolving Credit Loans (and the Revolving Credit Loans shall not become due and payable) on the payment date set forth in such revoked Contingent Commitment Termination Notice.  Any prepayment of a Eurodollar Rate Loan shall be accompanied by all accrued interest on the amount prepaid, together with any additional amounts required pursuant to Section 3.05.  Subject to Section 2.13, each such prepayment shall be applied to the Revolving Credit Loans of the Lenders in accordance with their respective Applicable Percentages.

The Borrowers may, upon notice to the Swing Line Lender (with a copy to the Administrative Agent), at any time or from time to time, voluntarily prepay Swing Line Loans in whole or in part without premium or penalty; provided that (i) such notice must be received by the Swing Line Lender and the Administrative Agent not later than 1:00 p.m. on the date of the prepayment, and (ii) any such prepayment shall be in a minimum principal amount of $100,000.  Each such notice shall specify the date and amount of such prepayment.  If such notice is given by the Borrowers, the Borrowers shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein.

(b)        Mandatory Prepayments.

(i)         If for any reason the Total Outstandings at any time exceeds the Aggregate Commitments then in effect, the Borrowers shall immediately prepay Loans in an aggregate amount equal to such excess.

(ii)       If for any reason the Total Outstandings at any time exceeds the Borrowing Base Amount at such time, the Borrowers shall within two (2) Business Days thereof prepay Loans (including Swing Line Loans) in an aggregate amount equal to such excess.  Each prepayment pursuant to the foregoing sentence shall be applied, first, to the outstanding Swing Line Loans until paid in full, and second, ratably to the outstanding Revolving Credit Loans (without any reduction of the Aggregate Commitments).

(c)        Repayment of Loans.  The Borrowers shall repay to each Lender on the Maturity Date of such Lender’s Commitment, the aggregate principal amount of all Revolving Credit Loans of such Lender outstanding on such Maturity Date; provided, that if a portion, but not all, of a Lender’s Commitment is extended in accordance with Section 2.12(b), the Borrowers shall, on the Maturity Date with respect to the portion of such Lender’s Commitment not extended (the “Non- Extended Portion Maturity Date”), repay such portion of such Lender’s Revolving Credit

Loans to the extent such Revolving Lender’s Revolving Credit Loans would exceed the amount of such Lender’s reduced Commitment (giving effect to the Non-Extended Portion Maturity Date).

(d)        The Borrowers shall repay each Swing Line Loan on the earlier to occur of (i) the date five (5) Business Days after such Loan is made and (ii) the earliest Maturity Date applicable to Revolving Credit Loans made by Bank of America.

2.04    Termination or Reduction of Commitments.  The Borrowers may, upon  written notice to the Administrative Agent, terminate the Aggregate Commitments, or from time to time permanently reduce the Aggregate Commitments; provided that (i) any such notice shall be in a form acceptable to the Administrative Agent and be received by the Administrative Agent not later than 12:00 noon five (5) Business Days prior to the date of termination or reduction, (ii) any such partial reduction shall be in an aggregate amount of $5,000,000 or any whole multiple of $1,000,000 in excess thereof, (iii) after giving effect to any partial reduction of the Aggregate Commitments, the remaining Aggregate Commitments shall be greater than or equal to $25,000,000, (iv) the Borrowers shall not terminate or reduce the Aggregate Commitments if, after giving effect thereto and to any concurrent prepayments hereunder, the Total Outstandings would exceed the lesser of (x) the Aggregate Commitments then in effect and (y) the Borrowing Base Amount at such time, (v) if, after giving effect to any reduction of the Aggregate Commitments, the Swing Line Sublimit exceeds the amount of the Aggregate Commitments, the Swing Line Sublimit shall be automatically reduced by the amount of such excess and (vi) the Borrowers shall, jointly and severally, pay any amounts required to be paid under Section 3.05 resulting from any prepayment of Revolving Credit Loans made in connection with such termination or reduction of Commitments; provided further, that any such notice delivered in connection with a termination in full of the Aggregate Commitments, due to a refinancing of the Loans with the proceeds of such refinancing, may be, if expressly so stated to be, contingent upon the consummation of such refinancing (any such contingent termination notice being referred to herein as a “Contingent Commitment Termination Notice”) and may be revoked by the Borrowers in the event such refinancing is not consummated (and the Borrowers shall, jointly and severally, pay any amounts required to be paid under Section 3.05 resulting from any such revocation of such notice).  The Administrative Agent will promptly notify the Lenders of any such notice of termination or reduction of the Aggregate Commitments.  Any reduction of the Aggregate Commitments shall be applied to the Commitment of each Lender according to its Applicable Percentage.  All fees accrued until the effective date of any termination of the Aggregate Commitments shall be paid on the effective date of such termination.

2.05    Collections.

(a)        Collection Accounts.  Each Borrower has established an account (collectively, the “Collection Accounts”) with Bank of America that is subject to a Control Agreement.  All funds on deposit in the Collection Account shall be collateral security for the Obligations.  Each Collection Account shall be an interest-bearing account, with all accrued interest to become part of the balance in such Collection Account.  Each Borrower agrees that it shall include all interest and earnings on any such balance in its Collection Account as its income (and, if such Borrower is a partnership or other pass-through entity, the income of all partners, members or beneficiaries, as the case may be), and shall be the owner of all funds on deposit in its Collection

Account for federal and applicable state and local tax purposes.  Subject to subsection (c) below, the Administrative Agent shall have the exclusive right to manage and control all funds in the Collection Accounts, but the Administrative Agent shall have no fiduciary duty with respect to such deposited funds.

(b)        Each Borrower has instructed (and after the Restatement Effective Date will continue to instruct), the applicable obligors, agents, trustees, servicers or sub-servicers (as the case may be) with respect to all Eligible Loan Assets owned by such Borrower to deposit or otherwise transfer into the Collection Account of such Borrower all principal, interest and other income, distributions, receipts, payments, collections, prepayments, recoveries, proceeds (including insurance and condemnation proceeds) and other payments or amounts of any kind paid, received, collected, recovered or distributed on, or in connection with or in respect of the Eligible Loan Assets owned by such Borrower.  Neither Borrower shall make any change in the foregoing instructions.  If, despite such instructions, any amount in respect of any Eligible Loan Asset is received by a Borrower in contravention of the prior sentence, such Borrower shall receive such amount in trust for the benefit of the Administrative Agent, shall segregate such amount from all other funds of such Borrower and shall within two (2) Business Days following receipt thereof cause such amount to be deposited into a Collection Account.

(c)        On the last Business Day of each calendar quarter, each Interest Payment Date, each date on which the Borrowers request or are required to make a prepayment or repayment under Section 2.03 and any other date upon the written request of the Borrowers, the Administrative Agent shall:

(i)         cause an amount equal to any interest on the Loans then due and payable to be applied to pay such Obligations;

(ii)       cause an amount equal to the amount of any prepayment that is then due and payable pursuant to Section 2.03(b) to be to be applied to pay such Obligations;

(iii)      cause an amount equal to any then due and payable Obligations not described in the foregoing clauses (i) or (ii) to be applied to pay such Obligations; and

(iv)       after application of funds as described in the foregoing clauses (i) through (iii), transfer any remaining funds on deposit in such Collection Account by wire transfer to an account designated by the Borrowers, but if and only if each of the following conditions are satisfied at the time:

(A)       no Default or Event of Default shall exist; and

(B)       the Borrowers have delivered a Borrowing Base Certificate to the Administrative Agent setting forth the calculation of the Borrowing Base Amount at such time, which calculation shall demonstrate that, after giving effect to the transfer of such funds in the Collection Account to the Borrowers, the Total Outstandings do not exceed the lesser of (x) the Aggregate Commitments at such time and (y) the Borrowing Base Amount at such time.

(d)        Any account fees and charges may be deducted from the balance, if any, in the Collection Accounts.  Each Collection Account may be established and held in such name or names as the Administrative Agent may deem appropriate, including in the name of the Administrative Agent for the Lenders.  Each Borrower hereby constitutes and appoints the Administrative Agent and any officer or agent of the Administrative Agent its true and lawful attorneys-in-fact with full power of substitution to open a Collection Account for such Borrower and to do any and every act that such Borrower might do on its own behalf to fulfill the terms of this Section 2.05.  To the extent permitted by law, each Borrower hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof.  It is understood and agreed that this power of attorney, which shall be deemed to be a power coupled with an interest, cannot be revoked.

2.06    Interest.

(a)        Subject to the provisions of subsection (b) below, (i) each Eurodollar Rate Loan shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to the Eurodollar Rate for such Interest Period plus the Applicable Rate; and (ii) each Base Rate Loan (including each Swing Line Loan) shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Rate.

(b)        (i)        While any Event of Default exists, the Borrowers shall pay interest on the principal amount of all outstanding Obligations hereunder at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws.

(ii)       Accrued and unpaid interest on past due amounts (including interest on past due interest) shall be due and payable upon demand.

(c)        Interest on each Loan shall be due and payable in arrears on each Interest Payment Date applicable thereto and at such other times as may be specified herein.  Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law.

2.07    Fees.  In addition to certain fees described in Sections 2.12(a)(iii)(C) and 2.12(b)(iv)(D):

(a)        Unused Fee.  The Borrowers shall, jointly and severally, pay to the Administrative Agent for the account of each Lender in accordance with its Applicable Percentage, an unused line fee (the “Unused Fee”) equal to the Applicable Fee Rate times the actual daily amount by which the Aggregate Commitments exceeds the Outstanding Amount of Revolving Credit Loans, subject to adjustment as provided in Section 2.13.  For the avoidance of doubt, the Outstanding Amount of Swing Line Loans shall not be counted towards or considered usage of the Aggregate Commitments for purposes of determining the Unused Fee.  The Unused Fee shall accrue at all times during the Availability Period, including at any time during which one or more of the conditions in Article IV is not met, and shall be due and payable quarterly in arrears on the last Business Day of each March, June, September and December, commencing with the first such date to occur after the Restatement Effective Date, and on the last day of the Availability Period.

(b)        The Borrowers shall pay to the Arranger and the Administrative Agent for their own respective accounts the fees as have been separately agreed upon in writing in the amounts and at the times so specified.  Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever.

(c)        The Borrowers shall pay to the Administrative Agent for the account of the Lenders such fees as shall have been separately agreed upon in writing in the amounts and at the times so specified.  Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever.

2.08    Computation of Interest and Fees.  All computations of interest for Base Rate Loans (including Base Rate Loans determined by reference to the Eurodollar Rate) shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed.  All other computations of fees and interest shall be made on the basis of a 360-day year and actual days elapsed (which results in more fees or interest, as applicable, being paid than if computed on the basis of a 365-day year).  Interest shall accrue on each Loan for the day on which such Loan is made, and shall not accrue on such Loan, or any portion thereof, for the day on which such Loan or such portion is paid, provided that any Loan that is repaid on the same day on which it is made shall, subject to Section 2.10(a), bear interest for one (1) day.  Each determination by the Administrative Agent of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent demonstrable error.

2.09    Evidence of Debt.

(a)        The Loans made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender and by the Administrative Agent in the ordinary course of business.  The accounts or records maintained by the Administrative Agent and each Lender shall be conclusive absent demonstrable error of the amount of the Loans made by the Lenders to the Borrowers and the interest and payments thereon.  Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrowers hereunder to pay any amount owing with respect to the Obligations.  In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of the Administrative Agent in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of demonstrable error.  Upon the request of any Lender made through the Administrative Agent, the Borrowers shall execute and deliver to such Lender (through the Administrative Agent) a Note, which shall evidence such Lender’s  Loans in addition to such accounts or records.  Each Lender may attach schedules to its Note and endorse thereon the date, Type (if applicable), amount and maturity of its Loans and payments with respect thereto.

(b)        In addition to the accounts and records referred to in subsection (a) above, each Lender and the Administrative Agent shall maintain in accordance with its usual practice accounts or records evidencing the purchases and sales by such Lender of participations in Swing Line Loans.  In the event of any conflict between the accounts and records maintained by the

Administrative Agent and the accounts and records of any Lender in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error.

2.10    Payments Generally; Administrative Agent’s Clawback.

(a)        General.  All payments to be made by the Borrowers shall be made free and clear of and without condition or deduction for any counterclaim, defense, recoupment or setoff.  Except as otherwise expressly provided herein, all payments by the Borrowers hereunder shall be made to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the Administrative Agent’s Office in Dollars and in immediately available funds not later than 2:00 p.m. on the date specified herein.  The Administrative Agent will promptly distribute to each Lender its Applicable Percentage (or other applicable share as provided herein) of such payment in like funds as received by wire transfer to such Lender’s Lending Office.  All payments received by the Administrative Agent after 2:00 p.m. shall be deemed received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue.  If any payment to be made by a Borrower shall come due on a day other than a Business Day, payment shall be made on the next following Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be.

(i)         Funding by Lenders; Presumption by Administrative Agent.  Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Revolving Credit Borrowing of Eurodollar Rate Loans (or, in the case of any Revolving Credit Borrowing of Base Rate Loans or Eurodollar Loans that bear interest based on clause (b)(ii) of the definition of Eurodollar Rate, prior to 12:00 noon on the date of such Revolving Credit Borrowing) that such Lender will not make available to the Administrative Agent such Lender’s share of such Revolving Credit Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with Section 2.02 (or, in the case of a Revolving Credit Borrowing of Base Rate Loans, that such Lender has made such share available in accordance with and at the time required by Section 2.02)  and may, in reliance upon such assumption, make available to the Borrowers a corresponding amount.  In such event, if a Lender has not in fact made its share of the applicable Revolving Credit Borrowing available to the Administrative Agent, then the applicable Lender and the Borrowers jointly and severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount in immediately available funds with interest thereon, for each day from and including the date such amount is made available to the Borrowers to but excluding the date of payment to the Administrative Agent, at (A) in the case of a payment to be made by such Lender, the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation, plus any administrative, processing or similar fees customarily charged by the Administrative Agent in connection with the foregoing, and (B) in the case of a payment to be made by the Borrowers, the interest rate applicable to Base Rate Loans.  If the Borrowers and such Lender shall pay such interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to the Borrowers the amount of such interest paid by the Borrowers for such period.  If such Lender pays its share of the applicable Revolving Credit Borrowing to the Administrative Agent, then the amount so paid shall constitute such Lender’s Revolving

Credit Loan included in such Revolving Credit Borrowing.  Any payment by the Borrowers shall be without prejudice to any claim the Borrowers may have against a Lender that shall have failed to make such payment to the Administrative Agent.

(ii)       Payments by the Borrowers; Presumptions by Administrative Agent.  Unless the Administrative Agent shall have received notice from the Borrowers prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders hereunder that the Borrowers will not make such payment, the Administrative Agent may assume that the Borrowers have made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders the amount due.  In such event, if the Borrowers have not in fact made such payment, then each of the Lenders severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender in immediately available funds with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

A notice of the Administrative Agent to any Lender or the Borrowers with respect to any amount owing under this subsection (a) shall be conclusive, absent demonstrable error.

(b)        Failure to Satisfy Conditions Precedent.  If any Lender makes available to the Administrative Agent funds for any Revolving Credit Loan to be made by such Lender as provided in the foregoing provisions of this Article II, and such funds are not made available to the Borrowers by the Administrative Agent because the conditions to the Revolving Credit Loans set forth in Article IV are not satisfied or waived in accordance with the terms hereof, the Administrative Agent shall return such funds (in like funds as received from such Lender) to such Lender, without interest.

(c)        Obligations of Lenders Several.  The obligations of the Lenders hereunder to make Revolving Credit Loans, to fund participations in Swing Line Loans and to make payments pursuant to Section 11.04(c) are several and not joint.  The failure of any Lender to make any Revolving Credit Loan, to fund any such participation or to make any payment under Section 11.04(c) on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Revolving Credit Loan, to purchase its participation or to make its payment under Section 11.04(c).

(d)        Funding Source.  Nothing herein shall be deemed to obligate any Lender to obtain the funds for its Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for its Loan in any particular place or manner.

2.11    Sharing of Payments by Lenders.  If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on the Revolving Credit Loans made by it, or the participations in Swing Line Loans held by it, resulting in such Lender’s receiving payment of a proportion of the aggregate amount of such Revolving Credit Loans or participations and accrued interest thereon greater than its pro rata share thereof as provided herein, then the Lender receiving such greater proportion shall (a) notify the Administrative Agent of such fact, and (b) purchase (for cash at face value) participations in the Revolving Credit Loans and subparticipations in Swing Line Loans of the other Lenders, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Revolving Credit Loans and other amounts owing them, provided that:

(i)         if any such participations or subparticipations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations or subparticipations shall be rescinded and the purchase price restored to the extent of such recovery, without interest; and

(ii)       the provisions of this Section shall not be construed to apply to (x) any payment made by or on behalf of a Borrower pursuant to and in accordance with the express terms of this Agreement (including the application of funds arising from the existence of a Defaulting Lender), or (y) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Revolving Credit Loans or subparticipations in Swing Line Loans to any assignee or participant, other than an assignment to a Borrower or any Affiliate thereof (as to which the provisions of this Section shall apply).

Each Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against such Borrower rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of such Borrower in the amount of such participation.

2.12    Extensions of Maturity Date.

(a)        Extension of Initial Maturity Date.

(i)         Request for Extension of Initial Maturity Date.  The Borrowers may, by written notice to the Administrative Agent not earlier than 240 days and not later than 30 days prior to the Initial Maturity Date (such notice, a “First Extension Request”), extend the Maturity Date for an additional 364 days beyond the Initial Maturity Date (the “First Extended Maturity Date”).The Administrative Agent shall make available any such First Extension Request to the Lenders promptly following its receipt thereof.

(ii)       Conditions Precedent to Effectiveness of Initial Maturity Date Extension.  As conditions precedent to the effectiveness of an extension of the Initial Maturity Date to the First Extended Maturity Date, each of the following requirements shall be satisfied:

(A)       The Administrative Agent shall have received a First Extension Request within the period required under subsection (a)(i) above;

(B)       On the date of such First Extension Request and both immediately before and immediately after giving effect to such extension of the Initial

Maturity Date, no Default or Event of Default shall have occurred and be continuing;

(C)       The Borrowers shall have paid to the Administrative Agent, for the pro rata benefit of each Lender, an extension fee in an amount equal to *** of the aggregate amount of the Commitments of the Lenders being extended pursuant to such First Extension Request, it being agreed that such fee shall be fully earned when paid and shall not be refundable for any reason;

(D)       The Administrative Agent shall have received a certificate of each Loan Party dated as of the effective date of such Maturity Date extension signed by a Responsible Officer of such Loan Party certifying that, before and after giving effect to such extension, (A) the representations and warranties contained in Article V and the other Loan Documents are true and correct in all material respects on and as of such date, except (x) to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, (y) any representation or warranty that is already by its terms qualified as to “materiality”,  “Material Adverse Effect” or similar language shall be true and correct in all respects as of such date after giving effect to such qualification and (z) for purposes of this Section 2.12(a), the representations and warranties contained in subsections (a) and (b) of Section 5.05 shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) and (b), respectively, of Section 6.01, and (B) no Default exists;

(E)       The Borrowers shall have delivered to the Administrative Agent a Solvency Certificate executed on behalf of each of the Loan Parties (with respect to the Solvency of each such Loan Party both before and after giving effect to such extension); and

(F)       The Borrowers and the other Loan Parties shall have delivered to the Administrative Agent such reaffirmations of their respective obligations under the Loan Documents (after giving effect to the extension), and acknowledgments and certifications that they have no claims, offsets or defenses with respect to the payment or performance of any of the Obligations, including, without limitation, reaffirmations of each of the Pledge Agreement, the Security Agreement and Guaranty, executed by the Loan Parties party thereto.

(b)        Extension of First Extended Maturity Date.

(i)         Request for Extension of First Extended Maturity Date.  The Borrowers may by written notice to the Administrative Agent not earlier than 240 days and not later than 30 days prior to the First Extended Maturity Date (such notice, a “Second Extension Request”), request that the Lenders extend the Maturity Date to the 364th  day following the First Extended Maturity Date (the “Second Extended Maturity Date”).  The Administrative Agent shall distribute any such Second Extension Request to the Lenders promptly following its receipt thereof.

(ii)       Lender Elections to Extend the Maturity Date.  Each Lender shall notify the Administrative Agent on or prior to the fifteenth (15th) day after the date of the Administrative Agent’s receipt of a Second Extension Request as to whether or not such Lender desires to extend its Commitment in accordance with such Second Extension Request and, if such Lender desires to extend only a portion of its Commitment, the amount of such portion that it desires to extend (but in no event shall any partial extension of a Commitment be in an amount less than $5,000,000).  Any Lender not responding within such time period shall be deemed to have declined to extend the First Extended Maturity Date of its Commitment (each such non-responding Lender, together with any Lender who has responded to a Second Extension Request by declining to have the First Extended Maturity Date of any of its Commitment extended, being referred to herein as a “Declining Lender”).

(iii)      Notification by Administrative Agent; Additional Lenders.

(A)       The Administrative Agent shall notify the Borrowers of the Lenders’ responses to a Second Extension Request made hereunder.  If the Required Lenders have consented to the requested extension of the First Extended Maturity Date with respect to all or a portion of their respective Commitments (and in any event in respect of at least $25,000,000 in the aggregate of Commitments) pursuant to such Second Extension Request (such Required Lender consent being referred to herein as an “Approved Extension”), then (i) subject to the satisfaction of the conditions precedent to such extension set forth in Section 2.12(b)(iv), the extension of the First Extended Maturity Date of the Commitments (or portions thereof) of those Lenders who have consented in whole or in part to such extension (each such Lender, an “Approving Lender”) shall become effective with respect to such Commitments (or portions thereof), (ii) the Maturity Date of the Commitments of each Declining Lender shall be the First Extended Maturity Date and all Obligations owing to each Declining Lender shall be due and payable on the First Extended Maturity Date and (iii) the portion, if any, of the Commitment of each Approving Lender that such Approving Lender has requested not be extended shall terminate on the First Extended Maturity Date, and the amount of all Revolving Credit Loans owing such Approving Lender on the First Extended Maturity Date in excess of the amount of its reduced Commitment (giving effect to the First Extended Maturity Date) shall be due and payable to such Approving Lender on the First Extended Maturity Date.  If the Required Lenders have not consented to the requested extension of the First Extended Maturity Date with respect to all or a portion of their respective Commitments, then (i) the First Extended Maturity Date shall not be extended for any Commitment hereunder (including with respect to the Commitments of the Approving Lenders) and (ii) the Maturity Date of the Commitments of all Lenders (including Approving Lenders) shall be the First Extended Maturity Date and all Obligations owing to each Lender shall be due and payable on the First Extended Maturity Date.

(B)       If, with respect to any Second Extension Request, an Approved Extension occurs but there are (x) one or more Declining Lenders with respect to such Second Extension Request and/or (y) one or more Approving Lenders who have only consented to have a portion of their Commitments extended (any such Approving Lender, a “Partial Approving Lender”), the Borrowers may (A) in accordance with Section 11.13, replace any such Declining Lender with one or more Approving Lenders and/or Eligible Assignees (which Eligible Assignee(s) shall be deemed “Approving Lenders” for purposes of Section 2.12(b)) that are willing to have the full amount of their respective Commitments (after giving effect to any assignment to such Approving Lender(s) and/or Eligible Assignee(s) of the Commitment of such Declining Lender) extended to the Second Extended Maturity Date and (B) request in writing that any Partial Approving Lender assign (and following its receipt of such written request, such Partial Approving Lender shall assign), pursuant to an Assignment and Assumption, the portion of its Commitment not being extended to one or more Approving Lenders and/or Eligible Assignees (which Eligible Assignee(s) shall be deemed “Approving Lenders” for purposes of Section 2.12(b)) that are willing to have the full amount of their respective Commitments (after giving effect to any assignment to such Approving Lender(s) and/or Eligible Assignee(s) of such portion of the Commitment of such Partial Approving Lender) extended to the Second Extended Maturity Date.

(iv)       Conditions Precedent to Effectiveness of First Extended Maturity Date Extension.  As conditions precedent to the effectiveness of an extension of the First Extended Maturity Date to the Second Extended Maturity Date, each of the following requirements shall be satisfied:

(A)       The Administrative Agent shall have received a Second Extension Request within the period required under subsection (b)(i) above;

(B)       The Required Lenders (determined based on the Commitments held by the Lenders at the time such Second Extension Request is submitted to the Administrative Agent, but giving effect to any contemplated assignments pursuant to Section 2.12(b)(iii)(B)) shall have consented to the requested extension of the First Extended Maturity Date with respect to all or a portion of their respective Commitments pursuant to such Second Extension Request (and in any event in respect of at least $25,000,000 in the aggregate of Commitments);

(C)       On the date of such Second Extension Request and both immediately before and immediately after giving effect to such extension of the First Extended Maturity Date, no Default or Event of Default shall have occurred and be continuing;

(D)       The Borrowers shall have paid to the Administrative Agent, for the pro rata benefit of each Approving Lender, an extension fee in an amount equal to *** of the aggregate amount of the Commitments of the Approving Lenders being extended pursuant to such Second Extension Request, it being agreed that such fee shall be fully earned when paid and shall not be refundable for any reason;

(E)       The Administrative Agent shall have received a certificate of each Loan Party dated as of the effective date of such First Extended Maturity Date extension signed by a Responsible Officer of such Loan Party certifying that, before and after giving effect to such extension, (A) the representations and warranties contained in Article V and the other Loan Documents are true and correct in all material respects on and as of such date, except (x) to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, (y) any representation or warranty that is already by its terms qualified as to “materiality”,  “Material Adverse Effect” or similar language shall be true and correct in all respects as of such date after giving effect to such qualification and (z) for purposes of this Section 2.12(b), the representations and warranties contained in subsections (a) and (b) of Section 5.05 shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) and (b), respectively, of Section 6.01, and (B) no Default exists;

(F)       The Borrowers shall have delivered to the Administrative Agent a Solvency Certificate executed on behalf of each of the Loan Parties (with respect to the Solvency of each such Loan Party both before and after giving effect to such extension); and

(G)       The Borrowers and the other Loan Parties shall have delivered to the Administrative Agent such reaffirmations of their respective obligations under the Loan Documents (after giving effect to the extension), and acknowledgments and certifications that they have no claims, offsets or defenses with respect to the payment or performance of any of the Obligations, including, without limitation, reaffirmations of each of the Pledge Agreement, the Security Agreement and Guaranty, executed by the Loan Parties party thereto.

(v)        Settlement.      In the event that not all of the Commitments are extended (or replaced) in connection with an Approved Extension, the Administrative Agent will effect a settlement on the First Extended Maturity Date of all outstanding Revolving Credit Loans among the Lenders to cause the Revolving Credit Loans to be held on a pro rata basis by the Approving Lenders in accordance with their Applicable Percentages (after giving effect to such Approved Extension).

2.13    Defaulting Lenders.

(a)        Adjustments.  Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as that Lender is no longer a Defaulting Lender, to the extent permitted by applicable Law:

(i)         Waivers and Amendments.  Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in the definitions of “Majority Lenders” and “Required Lenders” and in Section 11.01.

(ii)       Defaulting Lender Waterfall.  Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article VIII or otherwise), or received by the Administrative Agent from a Defaulting Lender pursuant to Section 11.08, shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second,  to the payment on a pro rata basis of any amounts owing by such Defaulting Lender to the Swing Line Lender hereunder; third, as the Borrowers may request (so long as no Default or Event of Default exists), to the funding of any Revolving Credit Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; fourth, if so determined by the Administrative Agent and the Borrowers, to be held in a deposit account and released pro rata in order to (x) satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans under this Agreement;  fifth, to the payment of any amounts owing to the Lenders or the Swing Line Lender as a result of any judgment of a court of competent jurisdiction obtained by any Lender or the Swing Line Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; sixth,  so long as no Default or Event of Default exists, to the payment of any amounts owing to the Borrowers as a result of any judgment of a court of competent jurisdiction obtained by the Borrowers against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and seventh, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loans in respect of which such Defaulting Lender has not fully funded its appropriate share, and (y) such Loans were made at a time when the conditions set forth in Section 4.02 were satisfied or waived, such payment shall be applied solely to pay the Loans of all Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of such Defaulting Lender until such time as all Loans and funded and unfunded participations in Swing Line Loans are held by the Lenders pro rata in accordance with the Commitments hereunder without giving effect to Section 2.13(a)(iv).  Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto.

(iii)      Certain Fees.  No Defaulting Lender shall be entitled to receive any Unused Fee payable under Section 2.07(a) for any period during which such Lender is a Defaulting Lender (and the Borrowers shall not be required to pay any such fee that otherwise would have been required to have been paid to that Defaulting Lender).

(iv)       Reallocation of Applicable Percentages to Reduce Fronting Exposure.  All or any part of such Defaulting Lender’s participation in Swing Line Loans shall be reallocated among the Non-Defaulting Lenders in accordance with their respective Applicable Percentages (calculated without regard to such Defaulting Lender’s Commitment) but only to the extent that such reallocation does not cause the aggregate Revolving Credit Exposure of any Non-Defaulting Lender to exceed such Non-Defaulting Lender’s Commitment.  Subject to Section 11.24, no reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation.

(v)        Repayment of Swing Line Loans.  If the reallocation described in clause (a)(iv) above cannot, or can only partially, be effected, the Borrowers shall, without prejudice to any right or remedy available to it hereunder or under applicable Law, prepay Swing Line Loans in an amount equal to the Swing Line Lender’s Fronting Exposure.

(b)        Defaulting Lender Cure.  If the Borrowers, the Administrative Agent and the Swing Line Lender agree in writing that a Lender shall no longer be deemed to be a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein, that Lender will, to the extent applicable, purchase at par that portion of outstanding Loans of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Revolving Credit Loans and funded and unfunded participations in Swing Line Loans to be held on a pro rata basis by the Lenders in accordance with their Applicable Percentages (without giving effect to Section 2.13(a)(iv)), whereupon such Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrowers while that Lender was a Defaulting Lender; and provided,  further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender.

2.14    Loan Asset Eligibility Criteria; Sales and other Removals of Loan Assets and Properties Included in the Borrowing Base Amount.

(a)        Requirements for Loan Assets to be Included in the Borrowing Base Amount.  Prior to any Loan Asset being included in the calculation of the Borrowing Base Amount, each of the following requirements shall have been satisfied with respect to such Loan Asset (such requirements being referred to herein as the “Loan Asset Eligibility Criteria”):

(i)         The Borrowers shall have provided the Administrative Agent with a written request for such Loan Asset to be included in calculation of the Borrowing Base Amount at least two (2) Business Days (or such shorter period of time as agreed to by the Administrative Agent in writing) prior to its inclusion, which request shall be accompanied by a draft of a credit memorandum regarding such Loan Asset, in form reasonably satisfactory to the Administrative Agent (it being agreed that the form attached as Exhibit K hereto is satisfactory to the Administrative Agent).

(ii)       Such Loan Asset shall be owned exclusively by a Borrower.

(iii)      The Parent shall have delivered to the Administrative Agent a certificate, executed by a Responsible Officer of the Parent (an “Loan Asset Designation Certificate”), certifying to the Administrative Agent and the Lenders that either (x) the

Parent believes in its reasonable, good faith judgment that such Loan Asset satisfies all criteria necessary for such Loan Asset to be an “eligible asset” (or similar term) under at least one Warehouse Line (any such Loan Asset, a “Warehouse Asset”) or (y) (A) such Loan Asset is not a Warehouse Asset, (B) the Loan-to-Value Ratio of such Loan Asset (a reasonably detailed calculation of which shall be included in such Loan Asset Designation Certificate) does not exceed (1) in the case of an Loan Asset that is secured by one or more apartment/multi-family properties, eighty percent (80%) and (2) in the case of any other Loan Asset, seventy-five percent (75%) and (C) the Requisite Sale/Syndication Efforts are being made with respect to such Loan Asset (any such Loan Asset satisfying all of the criteria of this subclause (y), a “Non-Warehouse Asset”).

(iv)       (x) Such Loan Asset shall be secured by a first mortgage on a Property (provided that this clause (x) shall not apply with respect to any mezzanine loan comprising such Loan Asset so long as the related commercial mortgage loan is secured by a first mortgage on a Property), (y) unless an Approved Appraisal with respect to the Property that secures such Loan Asset has been delivered to the Administrative Agent pursuant to the following clause (z), shall be the subject of a draft appraisal delivered to the Administrative Agent which draft, if issued, would constitute an Approved Appraisal and (z) the Property that secures such Loan Asset shall, within forty five (45) days after the inclusion of such Loan Asset in the calculation of the Borrowing Base Amount, be the subject of an Approved Appraisal delivered to the Administrative Agent.

(v)        Such Loan Asset shall be free and clear of all Liens and of all negative pledges or other restrictions on the ability of the Borrower that owns such Loan Asset to transfer or encumber such Loan Asset (other than notices that may be required under the documentation governing such Loan Asset and other than Permitted Collateral Liens)).

(vi)       Such Loan Asset shall be denominated in U.S. dollars and the Property securing such Loan Asset shall be located in the continental United States.

(vii)     The Administrative Agent shall have received a Borrowing Base Certificate presenting the Borrowers’ computation of the Borrowing Base Amount after giving effect to the inclusion of such Loan Asset in the calculation of the Borrowing Base Amount.

(b)        Removal of Loan Assets from the Borrowing Base Amount for Failure to Satisfy Loan Asset Eligibility Criteria or Failure to Deliver a Final Credit Memorandum; Removal of Properties from the Borrowing Base Amount for Failure to Satisfy Eligible Property Asset Criteria.

(i)         If at any time any Loan Asset included in the calculation of the Borrowing Base Amount no longer satisfies any of the Loan Asset Eligibility Criteria set forth in Section 2.14(a)(ii) through (vi) (including (A) in the case of a Warehouse Asset, the failure of such Warehouse Asset to satisfy any of the criteria set forth in Section 2.14(a)(iii)(x), (B) in the case of a Non-Warehouse Asset, the failure of such Non-Warehouse Asset to satisfy any of the criteria set forth in Section 2.14(a)(iii)(y) and (C) the failure of an Approved Appraisal to be delivered to the Administrative Agent with respect to the Property securing such Loan Asset within the time period specified in Section 2.14(a)(iv)(z)), then (x) such Loan Asset shall be automatically removed from the Borrowing Base Amount and (y) the Parent shall, within two (2) Business Days after becoming aware that such Loan Asset no longer satisfies any such Loan Asset Eligibility Criteria, provide the Administrative Agent and the Lenders with written notice thereof, together with a Borrowing Base Certificate setting forth the calculation of the Borrowing Base Amount (giving effect to the removal of such Loan Asset from the Borrowing Base Amount).  If, after giving effect to any such removal of the applicable Loan Asset from the calculation of the Borrowing Base Amount, any mandatory prepayment of Revolving Credit Loans is required under Section 2.03(b), the Borrowers shall make such mandatory prepayment in accordance with the terms of Section 2.03(b).

(ii)       If, within ten (10) Business Days after any Eligible Loan Asset is first included in the calculation of the Borrowing Base Amount (or such longer period of time as agreed to by the Administrative Agent in its sole discretion), the Borrowers have failed to provide the Administrative Agent with a final credit memorandum regarding such Eligible Loan Asset in a form substantially similar to the draft credit memorandum provided to the Administrative Agent with respect to such Eligible Loan Asset pursuant to Section 2.14(a)(i), such Eligible Loan Asset shall be removed from the calculation of the Borrowing Base Amount until such time as such final credit memorandum is delivered to the Administrative Agent.  If such Eligible Loan Asset is removed from the calculation of the Borrowing Base Amount pursuant to the prior sentence, the Borrowers shall promptly (and in any event within two (2) Business Days after its removal) deliver an updated Borrowing Base Certificate to the Administrative Agent setting forth the calculation of the Borrowing Base Amount (after giving effect to the removal of such Loan Asset from the calculation of the Borrowing Base Amount).  If, after giving effect to the removal of such Eligible Loan Asset from the calculation of the Borrowing Base Amount, any mandatory prepayment of Revolving Credit Loans is required under Section 2.03(b), the Borrowers shall make such mandatory prepayment in accordance with the terms of Section 2.03(b).

(iii)      If at any time any Property included in the calculation of the Borrowing Base Amount no longer satisfies any of the Eligible Property Asset Criteria (other than clause (l) and (m) thereof) (including the failure of an Approved Appraisal to be delivered to the Administrative Agent with respect to such Property within the time period specified in clause (k) of the definition of Eligible Property Asset), then (x) such Property shall be automatically removed from the Borrowing Base Amount and (y) the Parent shall, within two (2) Business Days after becoming aware that such Property no longer satisfies any Eligible Property Asset Criteria, provide the Administrative Agent and the Lenders with written notice thereof, together with a Borrowing Base Certificate setting forth the calculation of the Borrowing Base Amount (giving effect to the removal of such Property from the Borrowing Base Amount).  If, after giving effect to any such removal of the applicable Property from the calculation of the Borrowing Base Amount, any mandatory prepayment of Loans is required under Section 2.03(b), the Borrowers shall make such mandatory prepayment in accordance with the terms of Section 2.03(b).

(c)        Releases and Removals of Eligible Assets Included in the Calculation of Borrowing Base Amount.  Except as set forth in Section 2.14(b), Eligible Assets may be removed from the calculation of the Borrowing Base Amount and/or released from the Collateral only in accordance with Section 11.23.

2.15    Increase in Commitments.

(a)        Request for Increase.  Provided that no Default shall have occurred and is then continuing, upon written notice to the Administrative Agent (which shall promptly notify the Lenders), the Borrowers may from time to time, request an increase in the Aggregate Commitments to an amount not exceeding $650,000,000 in the aggregate after giving effect to such increase; provided that any such request for an increase shall be in a minimum amount of $25,000,000 (or such lesser amount as the Borrowers and the Administrative Agent shall agree).  At the time of sending such notice, the Borrowers (in consultation with the Administrative Agent) shall specify the time period within which each Lender is requested to respond (which shall in no event be less than ten (10) Business Days from the date of delivery of such notice to the Lenders).

(b)        Lender Elections to Increase.  Each Lender shall notify the Administrative Agent within such time period whether or not it agrees to increase its Commitment and, if so, whether by an amount equal to, greater than, or less than its Applicable Percentage of such requested increase.  Any Lender not responding within such time period shall be deemed to have declined to increase its Commitment.

(c)        Notification by Administrative Agent; Additional Lenders.  The Administrative Agent shall notify the Borrowers and each Lender of the Lenders’ responses to each request made by the Borrowers under this Section.  To achieve the full amount of a requested increase and subject to the approval of the Administrative Agent (such consent not to be unreasonably withheld, conditioned or delayed) and the Swing Line Lender, the Borrowers may also invite additional Eligible Assignees to become Lenders pursuant to a joinder agreement in form and substance reasonably satisfactory to the Administrative Agent and its counsel (a “New Lender Joinder Agreement”).

(d)        Effective Date and Allocations.  If the Aggregate Commitments are increased in accordance with this Section, the Administrative Agent and the Borrowers shall determine the effective date (the “Increase Effective Date”)  and the final allocation of such increase.  The Administrative Agent shall promptly notify the Lenders of the final allocation of such increase and the Increase Effective Date.  The Administrative Agent is authorized and directed to amend and distribute to the Lenders, including any party becoming a Lender on the Increase Effective Date, a revised Schedule 2.01 that gives effect to the increase and the allocation among the Lenders.

(e)        Conditions to Effectiveness of Increase.  As conditions precedent to each such increase, (i) the Borrowers shall deliver to the Administrative Agent a certificate of each Loan Party dated as of the Increase Effective Date (in sufficient copies for each Lender) signed by a Responsible Officer of such Loan Party (x) (1) certifying and attaching the resolutions adopted by such Loan Party approving or consenting to such increase or (2) certifying that, as of such

Increase Effective Date, the resolutions delivered to the Administrative Agent and the Lenders on the Restatement Effective Date (if such resolutions include approval to increase the Aggregate Commitments to an amount at least equal to $650,000,000) are and remain in full force and effect and have not been modified, rescinded or superseded since the date of adoption, and (y) in the case of the Borrowers, certifying that, before and after giving effect to such increase, (A) the representations and warranties contained in Article V and the other Loan Documents are true and correct in all material respects on and as of such Increase Effective Date, except to the extent that (1) such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, (2) any representation or warranty that is already by its terms qualified as to “materiality”,  “Material Adverse Effect” or similar language shall be true and correct in all respects as of such applicable date (including such earlier date set forth in the foregoing clause (1)) after giving effect to such qualification and (3) for purposes of this Section 2.15, the representations and warranties contained in subsections (a) and (b) of Section 5.05 shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) and (b), respectively, of Section 6.01, and (B) no Default shall have occurred and is then continuing, (ii) the Administrative Agent shall have received (x) a New Lender Joinder Agreement duly executed by the Borrowers and each Eligible Assignee that is becoming a Lender in connection with such increase, which New Lender Joinder Agreement shall (in order to be effective) be acknowledged and consented to in writing by the Administrative Agent and the Swing Line Lender and (y) written confirmation from each existing Lender, if any, participating in such increase of the amount by which its Commitment will be increased, which confirmation shall (in order to be effective) be acknowledged and consented to in writing by the Swing Line Lender and (iii) the Borrowers shall have paid to the Arranger any fee required to be paid by the Borrowers as agreed to in writing by the Arranger and the Borrowers in connection therewith.

(f)        Settlement Procedures.  On each Increase Effective Date, promptly following fulfillment of the conditions set forth in clause (e) of this Section 2.15, the Administrative Agent shall notify the Lenders of the occurrence of the increase of the Aggregate Commitments effected on such Increase Effective Date and the amount of the Commitment and Applicable Percentage of each Lender as a result thereof.  In the event that the increase in the Aggregate Commitments results in any change to the Applicable Percentage of any Lender, then on the Increase Effective Date (i) the participation interests of the Lenders in any outstanding Swing Line Loans shall be automatically reallocated among the Lenders in accordance with their respective Applicable Percentages after giving effect to such increase, (ii) any new Lender, and any existing Lender whose Commitment has increased, shall pay to the Administrative Agent such amounts as are necessary to fund its new or increased Applicable Percentage of all existing Revolving Credit Loans, (iii) the Administrative Agent will use the proceeds thereof to pay to all existing Lenders whose Applicable Percentage is decreasing such amounts as are necessary so that each Lender’s participation in existing Revolving Credit Loans will be equal to its adjusted Applicable Percentage, and (iv) if the Increase Effective Date occurs on a date other than the last day of an Interest Period applicable to any outstanding Revolving Credit Loan that is a Eurodollar Rate Loan, then the Borrowers shall pay any amounts required pursuant to Section 3.05 on account of the payments made pursuant to clause (iii) of this sentence.

(g)        Conflicting Provisions.  This Section shall supersede any provisions in Section 2.11 or 11.01 to the contrary.

2.16    Swing Line Loans.

(a)        The Swing Line.  Subject to the terms and conditions set forth herein, the Swing Line Lender, in reliance upon the agreements of the other Lenders set forth in this Section 2.16, may in its sole discretion make loans (each such loan, a “Swing Line Loan”) to the Borrowers from time to time on any Business Day during the Availability Period in an aggregate amount not to exceed at any time outstanding the amount of the Swing Line Sublimit, notwithstanding the fact that such Swing Line Loans, when aggregated with the Applicable Percentage of the Outstanding Amount of Revolving Credit Loans of the Lender acting as Swing Line Lender, may exceed the amount of such Lender’s Commitment; provided,  however, that (x) after giving effect to any Swing Line Borrowing, (i) the Total Outstandings shall not exceed the lesser of (A) the Borrowing Base Amount at such time and (B) the Aggregate Commitments at such time, and (ii) the Revolving Credit Exposure of any Lender (other than the Lender acting as Swing Line Lender to the extent such excess results solely by virtue of outstanding Swing Line Loans) shall not exceed such Lender’s Commitment, (y) the Borrowers shall not use the proceeds of any Swing Line Loan to refinance any outstanding Swing Line Loan, and (z) without limiting the absolute discretion of the Swing Line Lender to make or decline to make Swing Line Loans, the Swing Line Lender shall not be under any obligation to make any Swing Line Loan if it shall determine (which determination shall be conclusive and binding absent manifest error) that it has, or by such Swing Line Loan may have, Fronting Exposure.  Within the foregoing limits, and subject to the other terms and conditions hereof, the Borrowers may borrow under this Section 2.16, prepay under Section 2.03, and reborrow under this Section 2.16.  Each Swing Line Loan shall be a Base Rate Loan.  Immediately upon the making of a Swing Line Loan, each Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Swing Line Lender a risk participation in such Swing Line Loan in an amount equal to the product of such Lender’s Applicable Percentage times the amount of such Swing Line Loan.

(b)        Borrowing Procedures. Each Swing Line Borrowing shall be made upon the Borrowers’ irrevocable notice to the Swing Line Lender and the Administrative Agent, which may be given by (A) telephone or (B) by a Swing Line Loan Notice; provided that any telephonic notice must be confirmed promptly by delivery to the Swing Line Lender and the Administrative Agent of a Swing Line Loan Notice.  Each such Swing Line Loan Notice must be received by the Swing Line Lender and the Administrative Agent not later than 1:00 p.m. on the requested borrowing date, and shall specify (i) the amount to be borrowed, which shall be a minimum of $100,000, and (ii) the requested borrowing date, which shall be a Business Day.  Promptly after receipt by the Swing Line Lender of any Swing Line Loan Notice, the Swing Line Lender will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has also received such Swing Line Loan Notice and, if not, the Swing Line Lender will notify the Administrative Agent (by telephone or in writing) of the contents thereof.  Unless the Swing Line Lender has received notice (by telephone or in writing) from the Administrative Agent (including at the request of any Lender) prior to 2:00 p.m. on the date of the proposed Swing Line Borrowing (A) directing the Swing Line Lender not to make such Swing Line Loan as a result of the limitations set forth in the first proviso to the first sentence of Section 2.16(a), or (B) that one or more of the applicable conditions specified in Article IV is not then satisfied, then, subject to the terms and conditions hereof, the Swing Line Lender will, not later than 3:00 p.m. on the borrowing date specified in such Swing Line Loan Notice, make the amount of its Swing Line Loan available to the Borrowers.

(c)        Refinancing of Swing Line Loans.

(i)         The Swing Line Lender at any time in its sole discretion may request, on behalf of the Borrowers (which hereby irrevocably authorizes the Swing Line Lender to so request on its behalf), that each Lender make a Revolving Credit Loan as a Base Rate Loan in an amount equal to such Lender’s Applicable Percentage of the amount of Swing Line Loans then outstanding.  Such request shall be made in writing (which written request shall be deemed to be a Committed Loan Notice for purposes hereof) and in accordance with the requirements of Section 2.02, without regard to the minimum and multiples specified therein for the principal amount of Base Rate Loans, but subject to the unutilized portion of the Aggregate Commitments and the conditions set forth in Section 4.02(a) and (b).  The Swing Line Lender shall furnish the Borrowers with a copy of the applicable Committed Loan Notice promptly after delivering such notice to the Administrative Agent.  Each Lender shall make an amount equal to its Applicable Percentage of the amount specified in such Committed Loan Notice available to the Administrative Agent in immediately available funds for the account of the Swing Line Lender at the Administrative Agent’s Office not later than 1:00 p.m. on the day specified in such Committed Loan Notice, whereupon, subject to Section 2.16(c)(ii), each Lender that so makes funds available shall be deemed to have made a Revolving Credit Loan as a Base Rate Loan to the Borrowers in such amount.  The Administrative Agent shall remit the funds so received to the Swing Line Lender.

(ii)       If for any reason any Swing Line Loan cannot be refinanced by such a Revolving Credit Loan in accordance with Section 2.16(c)(i), the request for Revolving Credit Loan submitted by the Swing Line Lender as set forth herein shall be deemed to be a request by the Swing Line Lender that each of the Lenders fund its risk participation in the relevant Swing Line Loan and each Lender’s payment to the Administrative Agent for the account of the Swing Line Lender pursuant to Section 2.16(c)(i) shall be deemed payment in respect of such participation.

(iii)      If any Lender fails to make available to the Administrative Agent for the account of the Swing Line Lender any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.16(c) by the time specified in Section 2.16(c)(i), the Swing Line Lender shall be entitled to recover from such Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the Swing Line Lender at a rate per annum equal to the greater of the Federal Funds Rate and a rate determined by the Swing Line Lender in accordance with banking industry rules on interbank compensation, plus any administrative, processing or similar fees customarily charged by the Swing Line Lender in connection with the foregoing.  If such Lender pays such amount (with interest and fees as aforesaid), the amount so paid shall constitute such Lender’s Revolving Credit Loan included in the relevant Revolving Credit Borrowing or funded participation in the relevant Swing Line Loan, as the case may be.  A certificate of the Swing Line Lender submitted to any Lender (through the Administrative Agent) with respect to any amounts owing under this clause (iii) shall be conclusive absent manifest error.

(iv)       Each Lender’s obligation to make Revolving Credit Loans or to purchase and fund risk participations in Swing Line Loans pursuant to this Section 2.16(c) shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right which such Lender may have against the Swing Line Lender, the Borrowers or any other Person for any reason whatsoever, (B) the occurrence or continuance of a Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided,  however, that each Lender’s obligation to make Revolving Credit Loans pursuant to this Section 2.16(c) (but not its obligation to purchase and fund risk participations in Swing Line Loans) is subject to the conditions set forth in Section 4.02.  No such funding of risk participations shall relieve or otherwise impair the obligation of the Borrowers to repay Swing Line Loans, together with interest as provided herein.

(d)        Repayment of Participations.

(i)         At any time after any Lender has purchased and funded a risk participation in a Swing Line Loan, if the Swing Line Lender receives any payment on account of such Swing Line Loan, the Swing Line Lender will distribute to such Lender its Applicable Percentage thereof in the same funds as those received by the Swing Line Lender.

(ii)       If any payment received by the Swing Line Lender in respect of principal or interest on any Swing Line Loan is required to be returned by the Swing Line Lender under any of the circumstances described in Section 11.05 (including pursuant to any settlement entered into by the Swing Line Lender in its discretion), each Lender shall pay to the Swing Line Lender its Applicable Percentage thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned, at a rate per annum equal to the Federal Funds Rate.  The Administrative Agent will make such demand upon the request of the Swing Line Lender.  The obligations of the Lenders under this clause shall survive the payment in full of the Obligations and the termination of this Agreement.

(e)        Interest for Account of Swing Line Lender.  The Swing Line Lender shall be responsible for invoicing the Borrowers for interest on the Swing Line Loans.  Until each Lender funds its Revolving Credit Loan or risk participation pursuant to this Section 2.16 to refinance such Lender’s Applicable Percentage of any Swing Line Loan, interest in respect of such Applicable Percentage shall be solely for the account of the Swing Line Lender.

(f)        Payments Directly to Swing Line Lender.  The Borrowers shall make all payments of principal and interest in respect of the Swing Line Loans directly to the Swing Line Lender.

ARTICLE III.  TAXES, YIELD PROTECTION AND ILLEGALITY

3.01    Taxes.

(a)        Payments Free of Taxes; Obligation to Withhold; Payments on Account of Taxes.  (i)       Any and all payments by or on account of any obligation of any Loan Party under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by applicable Laws.  If any applicable Laws (as determined in the good faith discretion of the Administrative Agent) require the deduction or withholding of any Tax from any such payment by the Administrative Agent or a Loan Party, then the Administrative Agent or such Loan Party shall be entitled to make such deduction or withholding, upon the basis of the information and documentation to be delivered pursuant to subsection (e) below unless the Administrative Agent or such Loan Party has actual knowledge that any such information or documentation is incorrect.

(ii)       If any Loan Party or the Administrative Agent shall be required by the Code to withhold or deduct any Taxes, including both United States Federal backup withholding and withholding taxes, from any payment, then (A) the Administrative Agent (or, in the case of a Swing Line Loan, such Loan Party) shall withhold or make such deductions as are determined by such Loan Party or the Administrative Agent to be required based upon the information and documentation it has received pursuant to subsection (e) below unless the Administrative Agent or such Loan Party has actual knowledge that any such information or documentation is incorrect, (B) the Administrative Agent (or, in the case of a Swing Line Loan, such Loan Party) shall timely pay the full amount withheld or deducted to the relevant Governmental Authority in accordance with the Code, and (C) to the extent that the withholding or deduction is made on account of Indemnified Taxes, the sum payable by the applicable Loan Party shall be increased as necessary so that after any required withholding or the making of all required deductions (including deductions applicable to additional sums payable under this Section 3.01) the applicable Recipient receives an amount equal to the sum it would have received had no such withholding or deduction been made.

(b)        Payment of Other Taxes by the Loan Parties.  Without limiting the provisions of subsection (a) above, each Loan Party shall timely pay to the relevant Governmental Authority in accordance with applicable law, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes.

(c)        Tax Indemnifications.  (i)       Each Loan Party shall, and does hereby, jointly and severally, indemnify each Recipient, and shall make payment in respect thereof within ten (10) days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 3.01) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient, and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority.  A certificate as to the amount of such payment or liability delivered to the Borrowers by a Lender or (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent demonstrable error.  Each Loan Party shall, and does hereby, jointly and severally, indemnify the Administrative Agent, and shall make payment in respect thereof within ten (10) days after demand therefor, for any amount which a Lender for any reason fails to pay indefeasibly to the Administrative Agent as required pursuant to Section 3.01(c)(ii) below.

(ii)       Each Lender shall, and does hereby, severally indemnify, and shall make payment in respect thereof within ten (10) days after demand therefor, (x) the

Administrative Agent against any Indemnified Taxes attributable to such Lender (but only to the extent that any Loan Party has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Loan Parties to do so), (y) the Administrative Agent and the Loan Parties, as applicable, against any Taxes attributable to such Lender’s failure to comply with the provisions of Section 11.06(d) relating to the maintenance of a Participant Register and (z) the Administrative Agent and the Loan Parties, as applicable, against any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent or a Loan Party in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority.  A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent or a Loan Party shall be conclusive absent demonstrable error.  Each Lender hereby authorizes the Administrative Agent and each Loan Party to set off and apply any and all amounts at any time owing to such Lender under this Agreement or any other Loan Document against any amount due to the Administrative Agent or a Loan Party under this clause (ii).

(iii)      For purposes of determining withholding Taxes imposed under FATCA, the Borrowers and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Obligations as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

(d)        Evidence of Payments.  As soon as practicable after any payment of Taxes by any Loan Party to a Governmental Authority pursuant to this Section 3.01, such Loan Party shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of any return required by Laws to report such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

(e)        Status of Lenders; Tax Documentation.

(i)         Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrowers and the Administrative Agent, at the time or times reasonably requested by the Borrowers or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrowers or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding.  In addition, any Lender, if reasonably requested by the Borrowers or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Borrowers or the Administrative Agent as will enable the Borrowers or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements.  Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 3.01(e)(ii)(A),  (ii)(B) and (ii)(D) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such

Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.  Unless the applicable withholding agent has received forms or other documents reasonably satisfactory to it indicating that payments under any Loan Document to or for a Lender are not subject to withholding tax or are subject to such Tax at a rate reduced by an applicable tax treat, the Borrowers, the other Loan Parties, Administrative Agent or other applicable withholding agent shall withhold amounts required to be withheld by applicable Law from such payments at the applicable statutory rate.

(ii)       Without limiting the generality of the foregoing:

(A)       any Lender that is a U.S. Person shall deliver to the Borrowers and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrowers or the Administrative Agent), executed copies of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax;

(B)       any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrowers and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrowers or the Administrative Agent), whichever of the following is applicable:

(i)         in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed  copies of IRS Form W-8BEN-E (or W-8BEN, as applicable) establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN-E (or W-8BEN, as applicable) establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;

(ii)       executed copies of IRS Form W-8ECI;

(iii)      in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit H-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Borrowers within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed  copies of IRS Form W-8BEN-E (or W-8BEN, as applicable); or

(iv)       to the extent a Foreign Lender is not the beneficial owner, executed  copies of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN-E (or W-8BEN, as applicable), a U.S. Tax Compliance Certificate substantially in the form of Exhibit H-2 or Exhibit H-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit H-4 on behalf of each such direct and indirect partner;

(C)       any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrowers and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrowers or the Administrative Agent), executed  copies of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Borrowers or the Administrative Agent to determine the withholding or deduction required to be made; and

(D)       if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrowers and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrowers or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrowers or the Administrative Agent as may be necessary for the Borrowers and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment.  Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

(iii)      Each Lender agrees that if any form or certification it previously delivered pursuant to this Section 3.01 expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrowers and the Administrative Agent in writing of its legal inability to do so.

(f)        Treatment of Certain Refunds.  Unless required by applicable Laws, at no time shall the Administrative Agent have any obligation to file for or otherwise pursue on behalf of a Lender, or have any obligation to pay to any Lender, any refund of Taxes withheld or deducted from funds paid for the account of such Lender.  If any Recipient determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified by any Loan Party or with respect to which any Loan Party has paid additional amounts pursuant to this Section 3.01, it shall pay to such Loan Party an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by a Loan Party under this Section 3.01 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) incurred by such Recipient, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund), provided that such Loan Party, upon the request of the Recipient, agrees to repay the amount paid over to such Loan Party (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Recipient in the event the Recipient is required to repay such refund to such Governmental Authority.  Notwithstanding anything to the contrary in this subsection, in no event will the applicable Recipient be required to pay any amount to such Loan Party pursuant to this subsection the payment of which would place the Recipient in a less favorable net after-Tax position than such Recipient would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid.  This subsection shall not be construed to require any Recipient to make available its tax returns (or any other information relating to its taxes that it deems confidential) to any Loan Party or any other Person.

(g)        Survival.  Each party’s obligations under this Section 3.01 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all other Obligations.

(h)        Payments made by Administrative Agent.  For the avoidance of doubt, any payments made by the Administrative Agent to any Lender shall be treated as payments made by the applicable Loan Party.

(i)         Lender treated as Partnership.  If any Lender is treated as partnership for purposes of an applicable Indemnified Tax or Other Tax, any withholding made by such Lender shall be treated as if such withholding had been made by the applicable Loan Party or the Administrative Agent.

3.02    Illegality.  If any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its Lending Office to perform any of its obligations hereunder or make, maintain or fund or charge interest with respect to any Loan or to determine or charge interest rates based upon the Eurodollar Rate, or any Governmental Authority has imposed material restrictions on the authority of such Lender to purchase or sell, or to take deposits of, Dollars in the London interbank market, then, on notice thereof by such Lender to the Borrowers through the Administrative Agent, (i) any obligation of such Lender  to issue, make, maintain, fund or charge interest with respect to any such Loan or continue Eurodollar Rate Loans or to convert Base Rate Loans to Eurodollar Rate Loans shall be suspended, and (ii) if such notice asserts the illegality of such Lender making or maintaining Base Rate Loans the interest rate on which is determined by reference to the Eurodollar Rate component of the Base Rate, the interest rate on which Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the Eurodollar Rate component of the Base Rate, in each case until such Lender notifies the

Administrative Agent and the Borrowers that the circumstances giving rise to such determination no longer exist.  Upon receipt of such notice, (x) the Borrowers shall, upon demand from such Lender (with a copy to the Administrative Agent), prepay or, if applicable, convert all Eurodollar Rate Loans of such Lender to Base Rate Loans (the interest rate on which Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the Eurodollar Rate component of the Base Rate), either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such Eurodollar Rate Loans to such day, or immediately, if such Lender may not lawfully continue to maintain such Eurodollar Rate Loans and (y) if such notice asserts the illegality of such Lender determining or charging interest rates based upon the Eurodollar Rate, the Administrative Agent shall during the period of such suspension compute the Base Rate applicable to such Lender without reference to the Eurodollar Rate component thereof until the Administrative Agent is advised in writing by such Lender that it is no longer illegal  for such Lender to determine or charge interest rates based upon the Eurodollar Rate.  Upon any such prepayment or conversion, the Borrowers shall also pay accrued interest on the amount so prepaid or converted.

3.03        Inability to Determine Rates.  (a)(i) If in connection with any request for a Eurodollar Rate Loan or a conversion to or continuation thereof,  (A)  the Administrative Agent determines that (1) Dollar deposits are not being offered to banks in the London interbank market for the applicable amount and Interest Period of such Eurodollar Rate Loan, or (2) adequate and reasonable means do not exist for determining the Eurodollar Rate for any requested Interest Period with respect to a proposed Eurodollar Rate Loan or in connection with an existing or proposed Base Rate Loan (in each case with respect to clause (A)(1) above, “Impacted Loans”), or (B) the Administrative Agent or affected Lenders determine that for any reason  the Eurodollar Rate for any requested Interest Period with respect to a proposed Eurodollar Rate Loan does not adequately and fairly reflect the cost to such Lenders of funding such Eurodollar Rate Loan, the Administrative Agent will promptly so notify the Borrowers and each Lender.  Thereafter, (x) the obligation of the Lenders to make or maintain Eurodollar Rate Loans shall be suspended, (to the extent of the affected Eurodollar Rate Loans or Interest Periods), and (y) in the event of a determination described in the preceding sentence with respect to the Eurodollar Rate component of the Base Rate, the utilization of the Eurodollar Rate component in determining the Base Rate shall be suspended, in each case until the Administrative Agent upon the instruction of the affected Lenders revokes such notice.  Upon receipt of such notice, the Borrowers may revoke any pending request for a Borrowing of, conversion to or continuation of Eurodollar Rate Loans (to the extent of the affected Eurodollar Rate Loans or Interest Periods) or, failing that, will be deemed to have converted such request into a request for a Borrowing of Base Rate Loans in the amount specified therein.

Notwithstanding the foregoing, if the Administrative Agent has made the determination described in clause (A)(1) of this section, the Administrative Agent, in consultation with the Borrowers and the affected Lenders, may establish an alternative interest rate for the Impacted Loans, in which case, such alternative rate of interest shall apply with respect to the Impacted Loans until (I) the Administrative Agent revokes the notice delivered with respect to the Impacted Loans under clause (a) of the first sentence of this section, (II) the Administrative Agent or the affected Lenders notify the Administrative Agent and the Borrowers that such alternative interest rate does not adequately and fairly reflect the cost to such Lenders of funding the Impacted Loans, or (III) any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for such Lender or its applicable Lending Office to make, maintain or fund Loans whose interest is determined by reference to such alternative rate of interest or to determine or charge interest rates based upon such rate or any Governmental Authority has imposed material restrictions on the authority of such Lender to do any of the foregoing and provides the Administrative Agent and the Borrowers written notice thereof.

(b)        Notwithstanding anything to the contrary in this Agreement or any other Loan Documents, if Administrative Agent determines (which determination shall be conclusive absent manifest error), or any of the Borrowers or Majority Lenders notify Administrative Agent (with, in the case of the Majority Lenders, a copy to the Borrowers) that the Borrowers or Majority Lenders (as applicable) have determined, that:

(i)         adequate and reasonable means do not exist for ascertaining LIBOR for any requested Interest Period, including, without limitation, because the LIBOR Screen Rate is not available or published on a current basis and such circumstances are unlikely to be temporary; or

(ii)       the administrator of the LIBOR Screen Rate or a Governmental Authority having jurisdiction over Administrative Agent has made a public statement identifying a specific date after which LIBOR or the LIBOR Screen Rate shall no longer be made available, or used for determining the interest rate of loans (such specific date, the “Scheduled Unavailability Date”), or

(iii)      syndicated loans currently being executed, or that include language similar to that contained in this Section, are being executed or amended (as applicable) to incorporate or adopt a new benchmark interest rate to replace LIBOR, then, reasonably promptly after such determination by Administrative Agent or receipt by Administrative Agent of such notice, as applicable, Administrative Agent and the Borrowers may amend this Agreement to replace LIBOR with an alternate benchmark rate (including any mathematical or other adjustments to the benchmark (if any) incorporated therein), giving due consideration to any evolving or then existing convention for similar U.S. Dollar denominated syndicated credit facilities for such alternative benchmarks (any such proposed rate, a “LIBOR Successor Rate”), together with any proposed LIBOR Successor Rate Conforming Changes and any such amendment shall become effective at 5:00 p.m. (New York time) on the fifth (5th) Business Day after Administrative Agent shall have posted such proposed amendment to all Lenders and Borrowers unless, prior to such time, Lenders comprising the Majority Lenders have delivered to Administrative Agent written notice that such Majority Lenders do not accept such amendment.

If no LIBOR Successor Rate has been determined and the circumstances under clause (i) above exist or the Scheduled Unavailability Date has occurred (as applicable), Administrative Agent will promptly so notify the Borrowers and each Lender.  Thereafter, (x) the obligation of the Lenders to make or maintain LIBOR Daily Floating Rate Loans or Eurodollar Rate Loans shall be suspended (to the extent of the affected LIBOR Daily Floating Rate Loans, Eurodollar Rate Loans or Interest Periods) and (y) the Eurodollar Rate component shall no longer be utilized in determining the Base Rate.  Upon receipt of such notice, the Borrowers may revoke any pending request for a Borrowing of, conversion to or continuation of LIBOR Daily Floating Rate Loans or Eurodollar Rate Loans (to the extent of the affected LIBOR Daily Floating Rate Loans, Eurodollar Rate Loans or Interest Periods) or, failing that, will be deemed to have converted such request into a request for a Borrowing of Base Rate Loans (subject to the foregoing clause (y)) in the amount specified therein.

Notwithstanding anything else herein, any definition of LIBOR Successor Rate shall provide that in no event shall such LIBOR Successor Rate be less than zero for purposes of this Agreement.

3.04        Increased Costs; Reserves on Eurodollar Rate Loans.

(a)        Increased Costs Generally.  If any Change in Law shall:

(i)         impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender (except any reserve requirement contemplated by Section 3.04(e));

(ii)       subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or

(iii)      impose on any Lender or the London interbank market any other condition, cost or expense affecting this Agreement or Eurodollar Rate Loans made by such Lender;

and the result of any of the foregoing shall be to increase the cost to such Lender of making, converting to, continuing or maintaining any Loan (or of maintaining its obligation to make any such Loan), or to reduce the amount of any sum received or receivable by such Lender hereunder (whether of principal, interest or any other amount) then, upon request of such Lender, the Borrowers will pay to such Lender such additional amount or amounts as will compensate such Lender for such additional costs incurred or reduction suffered; provided, however, that Borrowers’ obligations with respect to any Taxes shall be governed solely by Section 3.01.

(b)        Capital Requirements.  If any Lender determines that any Change in Law affecting such Lender or any Lending Office of such Lender or such Lender’s holding company, if any, regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s capital or on the capital of such Lender’s holding company, if any, as a consequence of this Agreement, the Commitment of such Lender or the Loans made by, or participations in Swing Line Loans held by, such Lender, to a level below that which such Lender or such Lender’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s policies and the policies of such Lender’s holding company with respect to capital adequacy), then from time to time the Borrowers will pay to such Lender such additional amount or amounts as will compensate such Lender or such Lender’s holding company for any such reduction suffered.

(c)        Certificates for Reimbursement.  A certificate of a Lender setting forth the amount or amounts necessary to compensate such Lender or its holding company, as the case may be, as specified in subsection (a) or (b) of this Section and delivered to the Borrowers shall be conclusive absent manifest error.  The Borrowers shall pay such Lender the amount shown as due on any such certificate within ten (10) days after receipt thereof.

(d)        Delay in Requests.  Failure or delay on the part of any Lender to demand compensation pursuant to the foregoing provisions of this Section 3.04 shall not constitute a waiver of such Lender’s right to demand such compensation, provided that the Borrowers shall not be required to compensate a Lender pursuant to the foregoing provisions of this Section for any increased costs incurred or reductions suffered more than nine (9) months prior to the date that such Lender notifies the Borrowers of the Change in Law giving rise to such increased costs or reductions and of such Lender’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the nine-month period referred to above shall be extended to include the period of retroactive effect thereof).

(e)        Reserves on Eurodollar Rate Loans.  The Borrowers shall pay to each Lender, as long as such Lender shall be required to maintain reserves with respect to liabilities or assets consisting of or including Eurocurrency funds or deposits (currently known as “Eurocurrency liabilities”), additional interest on the unpaid principal amount of each Eurodollar Rate Loan equal to the actual costs of such reserves allocated to such Eurodollar Rate Loan by such Lender (as determined by such Lender in good faith, which determination shall be conclusive), which shall be due and payable on each date on which interest is payable on such Eurodollar Rate Loan, provided the Borrowers shall have received at least ten (10) days’ prior notice (with a copy to the Administrative Agent) of such additional interest from such Lender.  If a Lender fails to give notice ten (10) days prior to the relevant Interest Payment Date, such additional interest shall be due and payable ten (10) days from receipt of such notice.

3.05        Compensation for Losses.  Upon demand of any Lender (with a copy to the Administrative Agent) from time to time, the Borrowers shall promptly compensate such Lender for and hold such Lender harmless from any loss, cost or expense incurred by it as a result of:

(a)        any continuation, conversion, payment or prepayment of any Loan other than a Base Rate Loan on a day other than the last day of the Interest Period for such Loan (whether voluntary, mandatory, automatic, by reason of acceleration, or otherwise);

(b)        any failure by the Borrowers (for a reason other than the failure of such Lender to make a Revolving Credit Loan) to prepay, borrow, continue or convert any portion of the Revolving Credit Loans (other than a Base Rate Loan) on the date or in the amount notified by the Borrowers; or

(c)        any assignment of a Eurodollar Rate Loan on a day other than the last day of the Interest Period therefor as a result of a request by the Borrowers pursuant to Section 11.13;

including any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain the Revolving Credit Loans or from fees payable to terminate the deposits from which such funds were obtained.  The Borrowers shall also pay any customary administrative fees charged by such Lender in connection with the foregoing.

For purposes of calculating amounts payable by the Borrowers to the Lenders under this Section 3.05, each Lender shall be deemed to have funded each Eurodollar Rate Loan made by it at the Eurodollar Rate for such Loan by a matching deposit or other borrowing in the London interbank eurodollar market for a comparable amount and for a comparable period, whether or not such Eurodollar Rate Loan was in fact so funded.

3.06        Mitigation Obligations; Replacement of Lenders.

(a)        Designation of a Different Lending Office.  Each Lender may make any Loan to the Borrowers through any Lending Office, provided that the exercise of this option shall not affect the obligation of the Borrowers to repay the Loan in accordance with the terms of this Agreement. If any Lender requests compensation under Section 3.04, or requires the Borrowers to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01, or if any Lender gives a notice pursuant to Section 3.02, then at the request of the Borrowers such Lender shall use reasonable efforts to designate a different Lending Office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 3.01 or 3.04, as the case may be, in the future, or eliminate the need for the notice pursuant to Section 3.02, as applicable, and (ii) in each case, would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender.  The Borrowers hereby agree to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

(b)        Replacement of Lenders.  If any Lender requests compensation under Section 3.04, or if the Borrowers are required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01, the Borrowers may replace such Lender in accordance with Section 11.13.

3.07        Survival.  All of the Borrowers’ obligations under this Article III shall survive termination of the Aggregate Commitments, repayment of all Obligations hereunder, and resignation of the Administrative Agent.

ARTICLE IV.  CONDITIONS PRECEDENT

4.01        Conditions of Effectiveness.  This Third Amended and Restated Credit Agreement shall become effective on and as of the first date (the “Restatement Effective Date”) on which all of the following conditions precedent shall have been satisfied or waived in accordance with Section 11.01:

(a)        The Administrative Agent’s receipt of the following, each of which shall be originals, .pdf copies sent via electronic mail or telecopied (followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the signing Loan Party, each dated the Restatement Effective Date (or, in the case of certificates of governmental officials, a recent date before the Restatement Effective Date) and each in form and substance satisfactory to the Administrative Agent and each of the Lenders:

(i)         executed counterparts of this Agreement, sufficient in number for distribution to the Administrative Agent, each Lender and the Borrowers;

(ii)       a Note executed by the Borrower in favor of each Lender requesting a Note;

(iii)      a Borrowing Base Certificate, as of the Restatement Effective Date;

(iv)       a certificate of each Loan Party dated as of the proposed Restatement Effective Date signed by a Responsible Officer of such Loan Party certifying that, on the Restatement Effective Date before and after giving effect to the effectiveness of this Agreement, (A) the representations and warranties contained in Article V and the other Loan Documents are true and correct in all material respects on and as of such date, except (x) to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date and (y) any representation or warranty that is already by its terms qualified as to “materiality”,  “Material Adverse Effect” or similar language shall be true and correct in all respects as of such date after giving effect to such qualification, and (B) no Default exists; and

(v)        such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement and the other Loan Documents to which such Loan Party is a party;

(vi)       such documents and certifications as the Administrative Agent may reasonably require to evidence that each Loan Party is duly organized or formed, and that each Loan Party is validly existing, in good standing and qualified to engage in business in its jurisdiction of organization or formation;

(vii)     a favorable opinion of Sidley Austin LLP, counsel to the Loan Parties, addressed to the Administrative Agent and each Lender, as to such matters concerning the Loan Parties and the Loan Documents as the Administrative Agent may reasonably request;

(viii)    a favorable opinion of Morrison & Foerster LLP, Maryland counsel to the Parent, addressed to the Administrative Agent and each Lender, as to such matters concerning the Parent and the Loan Documents to which the Parent is a party as the Administrative Agent may reasonably request;

(ix)       a certificate of a Responsible Officer of each Loan Party either (A) attaching copies of all consents, licenses and approvals required in connection with the execution, delivery and performance by such Loan Party and the validity against such Loan Party of the Loan Documents to which it is a party, and such consents, licenses and approvals shall be in full force and effect, or (B) stating that no such consents, licenses or approvals are so required;

(x)        certified copies of UCC, tax and judgment lien searches, or equivalent reports or searches, each of a recent date listing all effective financing statements, lien notices or comparable documents (together with copies of such financing statements and documents) that name any Loan Party (other than Parent) as debtor and that are filed in those state and county jurisdictions in which any Loan Party (other than Parent) is organized or maintains its principal place of business and such other searches, if any, that the Administrative Agent reasonably deems necessary or appropriate, none of which encumber the Collateral covered or intended to be covered by the Collateral Documents (other than Liens permitted to exist pursuant to the terms hereof);

(xi)       [intentionally omitted];

(xii)     [intentionally omitted];

(xiii)    the Administrative Agent shall have received such other agreements and documents, and evidence that all other actions, recordings and filings have been taken, in each case that the Administrative Agent may reasonably deem necessary or desirable in order to create or perfect the Liens created under the Collateral Documents (including all actions the delivery of the certificates representing any Equity Interests in any Person that have been pledged pursuant to the Pledge Agreement (together with undated stock powers or other appropriate instruments of transfer executed and delivered in blank by a duly authorized officer of the holder(s) of such Equity Interests);

(xiv)     the absence of any action, suit, investigation or proceeding, pending or threatened, in any court or before any arbitrator or Governmental Authority that purports to materially affect any of the Borrowers, the Guarantors or any of their respective Subsidiaries, or any transaction contemplated hereby, or that could have a material adverse effect on any of the Borrowers or the Guarantors, or any of their respective Subsidiaries, or any transaction contemplated hereby or on the ability of any of the Borrowers or the Guarantors to perform its obligations under the Loan Documents; and

(xv)      a Solvency Certificate from the Loan Parties demonstrating that each Loan Party is Solvent.

(b)        At least five (5) Business Days prior to the Restatement Effective Date, the Administrative Agent and each Lender, as applicable, shall have received documentation and other information with respect to each of the Loan Parties which is required by regulatory authorities under applicable “know your customer”  and anti-money laundering rules and regulations, including, without limitation, the USA Patriot Act (Title III of Pub. L. 107 56 (signed into law October 26, 2001)) and regulations implemented by the US Treasury’s Financial Crimes Enforcement Network under the Bank Secrecy Act reasonably requested by the Administrative Agent or such Lender at least ten (10) Business Days prior to the Restatement Effective Date.

(c)        Any fees required to be paid on or before the Restatement Effective Date shall have been paid.

(d)        Unless waived by the Administrative Agent, the Borrowers shall have paid all reasonable fees, charges and disbursements of counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent) to the extent invoiced prior to the Restatement Effective Date, plus such additional amounts of such reasonable fees, charges and disbursements as shall constitute its reasonable estimate of such reasonable fees, charges and disbursements incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude a final settling of accounts between the Borrowers and the Administrative Agent).

Without limiting the generality of the provisions of the last paragraph of  Section 9.03, for purposes of determining compliance with the conditions specified in this Section 4.01 each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received written notice from such Lender prior to the proposed Restatement Effective Date specifying its objection thereto.

4.02        Conditions to all Revolving Credit Loans.  The obligation of each Lender to honor any Request for Credit Extension is subject to the following conditions precedent:

(a)        The representations and warranties of the Borrowers and each other Loan Party contained in Article V or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, shall be true and correct in all material respects on and as of the date of such Revolving Credit Loan, except (i) to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, (ii) any representation or warranty that is already by its terms qualified as to “materiality”,  “Material Adverse Effect” or similar language shall be true and correct in all respects as of such date after giving effect to such qualification and (iii) for purposes of this Section 4.02, the representations and warranties contained in subsections (a) and (b) of Section 5.05 shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01.

(b)        No Default shall exist, or would result from such proposed Loan or from the application of the proceeds thereof.

(c)        The Administrative Agent and, in the case of a Swing Line Borrowing, the Swing Line Lender shall have received a Request for Credit Extension in accordance with the requirements hereof.

(d)        The Administrative Agent shall have received a Borrowing Base Certificate from the Borrowers with the information set forth therein being as of the date of such requested Borrowing.

(e)        After giving effect to the proposed Loan, the Total Outstandings shall not exceed the lesser of (i) the Borrowing Base Amount at such time and (ii) the Aggregate Commitments at such time.

Each Request for Credit Extension (other than a Committed Loan Notice requesting only a conversion of Revolving Credit Loans to the other Type or a continuation of Eurodollar Rate Loans or a Committed Loan Notice delivered by the Swing Line Lender pursuant to Section 2.16(c)(i)) submitted by the Borrowers shall be deemed to be a representation and warranty that the conditions specified in Sections 4.02(a),  (b) and (e) have been satisfied on and as of the date of the applicable Loan.

ARTICLE V.  REPRESENTATIONS AND WARRANTIES

Each Loan Party represents and warrants to the Administrative Agent and the Lenders that:

5.01        Existence, Qualification and Power.  Each Loan Party and each Subsidiary thereof (a) is duly organized or formed, validly existing and, as applicable, in good standing under the Laws of the jurisdiction of its incorporation or organization, (b) has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to (i) own or lease its assets and carry on its business and (ii) execute, deliver and perform its obligations under the Loan Documents to which it is a party, and (c) is duly qualified and is licensed and, as applicable, in good standing under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification or license; except in each case referred to in clause (b)(i) or (c), to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect.

5.02        Authorization; No Contravention.  The execution, delivery and performance by each Loan Party of each Loan Document to which such Person is party have been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) contravene the terms of any of such Person’s Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (i) any Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (c) violate any Law; except in each case referred to in clause (b)(i) to the extent that such conflict or violation could not reasonably be expected to have a Material Adverse Effect.

5.03        Governmental Authorization; Other Consents.  Other than notices and consents required under the terms of any of the Eligible Loan Assets or Pledged Additional Collateral Assets (all of which have been given or obtained), no approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with (a) the execution, delivery or performance by any Loan Party of this Agreement or any other Loan Document, (b) the grant by any Loan Party of the Liens granted by it pursuant to the Collateral Documents, (c) except for the filing of UCC financing statements and the delivery of Control Agreements, the perfection or maintenance of the Liens created under the Collateral Documents (including the first priority nature thereof, subject to Permitted Collateral Liens). In addition, no approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the enforcement of any Loan Party of, or the exercise by the Administrative Agent or any Lender of its rights under, the Loan Documents or the remedies in respect of the Collateral pursuant to the Collateral Documents, other than, with respect to foreclosure upon or transfer of (i) any Eligible Loan Asset, notices that may be required under the documentation governing such Eligible Loan Asset and (ii) any Pledged Additional Collateral Asset, notices that may be required under, and restrictions on permitted transferees that may be set forth in, the documentation governing such Pledged Additional Collateral Asset (but only to the extent such restrictions on permitted transferees of such Pledged Additional Collateral Asset are reasonably standard and customary for loans or other debt investments that are the same type as such Pledged Additional Collateral Asset).

5.04        Binding Effect.  This Agreement has been, and each other Loan Document, when delivered hereunder, will have been, duly executed and delivered by each Loan Party that is party thereto.  This Agreement constitutes, and each other Loan Document when so delivered will constitute, a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party that is party thereto in accordance with its terms, except to the extent that the enforceability thereof may be subject to bankruptcy, insolvency, reorganization, receivership, conservatorship, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights in general and to general principles of equity.

5.05        Financial Statements; No Material Adverse Effect.

(a)        The Audited Financial Statements (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein; (ii) fairly present the financial condition of the Parent and its Subsidiaries as of the date thereof and their results of operations, cash flows and changes in shareholders’ equity for the period covered thereby in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein; and (iii) show all material indebtedness and other liabilities, direct or contingent, of the Parent and its Subsidiaries as of the date thereof, including liabilities for Taxes, material commitments and Indebtedness.

(b)        The unaudited consolidated balance sheets of the Parent and its Subsidiaries dated September 30, 2017, and the related consolidated statements of income or operations, shareholders’ equity and cash flows for the fiscal quarter ended on that date (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein, and (ii) fairly present the financial condition of the Parent and its Subsidiaries as of the date thereof and their results of operations, cash flows and changes in shareholders’ equity for the period covered thereby, subject, in the case of clauses (i) and (ii), to the absence of footnotes and to normal year-end audit adjustments.

(c)        Since the date of the balance sheet included in the Audited Financial Statements, there has been no event or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect.

5.06        Litigation.  There are no actions, suits, proceedings, claims or disputes pending or, to the knowledge of such Loan Party after due and diligent investigation, threatened or contemplated, at law, in equity, in arbitration or before any Governmental Authority, by or against such Loan Party or any of its Subsidiaries or against any of their properties or revenues that (a) challenges the validity or enforceability of this Agreement, any other Loan Document or any of the transactions contemplated hereby, or otherwise purports to restrict or prohibit the performance of all or any portion of this Agreement, any other Loan Document or any of the transactions contemplated hereby, or (b) either individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.

5.07        No Default.  Neither any Loan Party nor any Subsidiary thereof is in default under or with respect to any Contractual Obligation that could, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.  No Default has occurred and is continuing or would result from the consummation of the transactions contemplated by this Agreement or any other Loan Document.

5.08        Ownership of Property; Liens.  Each Loan Party and each of its Subsidiaries has good record and marketable title in fee simple to, or valid leasehold interests in, all real property necessary or used in the ordinary conduct of its business, except for such defects in title as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.  The property of each Loan Party and its Subsidiaries is subject to no Liens, other than Liens permitted by Section 7.01.

5.09        Environmental Compliance.  Except as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, the Loan Parties and their respective Subsidiaries: (i) are, and within the period of all applicable statutes of limitation have been, in compliance with all applicable Environmental Laws; (ii) hold all Environmental Permits (each of which is in full force and effect) required for any of their current or intended operations or for any property owned, leased, or otherwise operated by any of them; (iii) are, and within the period of all applicable statutes of limitation have been, in compliance with all of their Environmental Permits; and (iv) to the extent within the control of the Loan Parties and their respective Subsidiaries, each of their Environmental Permits will be timely renewed and complied with, any additional Environmental Permits that may be required of any of them will be timely obtained and complied with, without material expense, and compliance with any Environmental Law that is or is expected to become applicable to any of them will be timely attained and maintained, without material expense.

5.10        Insurance.  The properties of the Parent and its Subsidiaries are insured with financially sound and reputable insurance companies not Affiliates of the Parent, in such amounts with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where the Parent or the applicable Subsidiary operates, except in the case of Subsidiaries that are not Loan Parties where the failure to maintain such insurance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

5.11        Taxes.  The Parent and each of its Subsidiaries have timely filed all federal, state and other material tax returns and reports required to be filed, and have timely paid all federal, state and other material Taxes (whether or not shown on a tax return), including in its capacity as a withholding agent, levied or imposed upon it or its properties, income or assets otherwise due and payable, except those Taxes which are being contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves have been provided in accordance with GAAP, and except in the case of Subsidiaries that are not Loan Parties where the failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.  There is no proposed tax assessment or other claim against, and no tax audit with respect to, any Loan Party or any Subsidiary, except in each case as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

5.12        ERISA Compliance.

(a)        Each Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code and other Federal or state laws.  Each Pension Plan that is intended to be a qualified plan under Section 401(a) of the Code has received a favorable determination letter from the Internal Revenue Service to the effect that the form of such Plan is qualified under Section 401(a) of the Code and the trust related thereto has been determined by the Internal Revenue Service to be exempt from federal income tax under Section 501(a) of the Code, or an application for such a letter is currently being processed by the Internal Revenue Service or will be filed with the Internal Revenue Service within the remedial amendment period.  To the best knowledge of such Loan Party, nothing has occurred that would prevent or cause the loss of such tax-qualified status.

(b)        There are no pending or, to the best knowledge of such Loan Party, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan that could reasonably be expected to have a Material Adverse Effect.  There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan that has resulted or could reasonably be expected to result in a Material Adverse Effect.

(c)        Except for any of the following which could not reasonably be expected to result in a Material Adverse Effect (i) no ERISA Event has occurred, and neither such Loan Party nor any ERISA Affiliate is aware of any fact, event or circumstance that could reasonably be expected to constitute or result in an ERISA Event with respect to any Pension Plan or Multiemployer Plan; (ii) as of the most recent valuation date for any Pension Plan, the funding target attainment percentage (as defined in Section 430(d)(2) of the Code) is 60% or higher and neither such Loan Party nor any ERISA Affiliate knows of any facts or circumstances that could reasonably be expected to cause the funding target attainment percentage for any such plan to drop below 60% as of the most recent valuation date; (iii) neither such Loan Party nor any ERISA Affiliate has incurred any liability to the PBGC other than for the payment of premiums, and there are no premium payments which have become due that are unpaid; (iv) neither such Loan Party nor any ERISA Affiliate has engaged in a transaction that could be subject to Section 4069 or Section 4212(c) of ERISA; and (v) no Pension Plan has been terminated by the plan administrator thereof nor by the PBGC, and no event or circumstance has occurred or exists that could reasonably be expected to cause the PBGC to institute proceedings under Title IV of ERISA to terminate any Pension Plan.

(d)        On the Restatement Effective Date, neither such Loan Party nor any ERISA Affiliate maintains or contributes to, or has any unsatisfied obligation to contribute to, or liability under, any active or terminated Pension Plan other than those listed on Schedule 5.12(d) hereto.

(e)        Neither Borrower is a Plan nor will they be using “plan assets” (within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA) of one or more Plans in connection with the Loans or the Commitments.

5.13        Loan Parties.  As of the Restatement Effective Date,  all of the outstanding Equity Interests of each Subsidiary of each Loan Party has been validly issued, are fully paid and nonassessable and are owned by a Loan Party or a Subsidiary thereof free and clear of all Liens other than Liens permitted to exist under Section 7.01.  All of the outstanding Equity Interests in each Loan Party have been validly issued and are fully paid and nonassessable.  Set forth on Schedule 5.13 is a complete and accurate list of all Loan Parties, showing as of the Restatement Effective Date (as to each Loan Party) the jurisdiction of its incorporation and the address of its principal place of business.  As of the Restatement Effective Date, the copy of the charter of each Loan Party and each amendment thereto previously provided to the Administrative Agent on or prior to the Restatement Effective Date is a true and correct copy of each such document, each of which is valid and in full force and effect.

5.14        Margin Regulations; Investment Company Act.

(a)        Such Loan Party is not engaged and will not engage, principally or as one of its important activities, in the business of purchasing or carrying margin stock (within the meaning of Regulation U issued by the FRB), or extending credit for the purpose of purchasing or carrying margin stock.  Immediately following the application of the proceeds of each Borrowing, not more than 25% of the value of the assets (either of such Loan Party only or of the Loan Parties and their Subsidiaries on a consolidated basis) subject to the provisions of Section 7.01 or subject to any restriction contained in any agreement or instrument between such Loan Party and any Lender or any Affiliate of any Lender relating to Indebtedness and within the scope of Section 8.01(e) will be margin stock.

(b)        None of the Parent, any Person Controlling the Parent, or any Subsidiary of the Parent is or is required to be registered as an “investment company” under the Investment Company Act of 1940.

5.15        Disclosure.  No report, financial statement, certificate or other information furnished (whether in writing or orally) by or on behalf of any Loan Party to the Administrative Agent or any Lender in connection with the transactions contemplated hereby and the negotiation of this Agreement or delivered hereunder or under any other Loan Document (taken as a whole and as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not materially misleading; provided that (a) with respect to projected financial information and other forecasts, such Loan Party represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time (it being understood and agreed that financial projections are not a guarantee of financial performance and that actual results may differ from financial projections and such differences may be material) and (b) no representation is made hereunder with respect to any reports, certificates or other information received by a Borrower or any other Loan Party and delivered to the Administrative Agent or any Lender with respect to the Eligible Loan Assets or Pledged Additional Collateral Assets.

5.16        Compliance with Laws.  Each Loan Party and each Subsidiary thereof is in compliance in all material respects with the requirements of all Laws and all orders, writs, injunctions and decrees applicable to it or to its properties, except in such instances in which (a) such requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted or (b) the failure to comply therewith, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

5.17        Taxpayer Identification Number.  Each Loan Party’s true and correct U.S. taxpayer identification number (or the equivalent thereof, in the case of a Loan Party that is not organized under the laws of the United States, any State thereof or the District of Columbia) is set forth on Schedule 11.02 (or, in the case of a Subsidiary that becomes a Loan Party after the Restatement Effective Date, is set forth in the information provided to the Administrative Agent with respect to such Subsidiary pursuant to Section 6.12).

5.18        Intellectual Property; Licenses, Etc..  The Parent and its Subsidiaries own, or possess the right to use, all of the trademarks, service marks, trade names, copyrights, patents, patent rights, franchises, licenses and other intellectual property rights that are reasonably necessary for the operation of their respective businesses, without conflict with the rights of any other Person, except in the case of Subsidiaries that are not Loan Parties where the failure to possess same could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

5.19        Solvency.  Each Loan Party individually, and together with its Subsidiaries on a consolidated basis, is Solvent.

5.20        Casualty, Etc.  Neither the businesses nor the properties of any Loan Party or any of its Subsidiaries are affected by any fire, explosion, accident, strike, lockout or other labor dispute, drought, storm, hail, earthquake, embargo, act of God or of the public enemy or other casualty (whether or not covered by insurance) that, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

5.21        OFAC.  No Loan Party, no Subsidiary of any Loan Party nor, to the knowledge of senior management of each Loan Party, none of its Affiliates and none of the respective officers, directors, brokers or agents of any Loan Party acting or benefiting in any capacity in connection with the Loans is (i) currently the subject or target of any Sanctions , (ii) included on OFAC’s List of Specially Designated Nationals, HMT’s Consolidated List of Financial Sanctions Targets and the Investment Ban List, or any similar list enforced by any other relevant sanctions authority or (iii) located, organized or resident in a Designated Jurisdiction.  No Loan, nor the proceeds from any Loan, has knowingly been used by any Loan Party or any Subsidiary of any Loan Party to lend, contribute, provide or has otherwise made available to fund any activity or business in any Designated Jurisdiction or to fund any activity or business of any

Person located, organized or residing in any Designated Jurisdiction or who is the subject of any Sanctions, or in any other manner that will result in any violation by any Person (including any Lender, the Arranger, the Administrative Agent or the Swing Line Lender) of Sanctions.

5.22        Collateral Documents.  The provisions of the Collateral Documents are effective to create in favor of the Administrative Agent for the benefit of the Secured Parties a legal, valid and enforceable first priority Lien (subject to Liens permitted by Section 7.01) on all right, title and interest of the respective Loan Parties in the Collateral described therein, subject to the actions required therein with respect to perfection and priority of such Lien.  Except for filings completed on or prior to the Restatement Effective Date and as contemplated hereby and by the Collateral Documents and except for the delivery of effective Control Agreements contemplated hereby and by the Collateral Documents, no filing or other action will be necessary to perfect or protect such Liens.

5.23        Anti-Money Laundering; Anti-Corruption Laws; Sanctions.

(a)        No Loan Party or its Subsidiaries, nor, to the knowledge of senior management of each Loan Party, none of its Affiliates and none of the respective officers, directors, brokers or agents of any Loan Party (i) has violated or is in violation of any applicable anti-money laundering law or (ii) has engaged or engages in any transaction, investment, undertaking or activity that conceals the identity, source or destination of the proceeds from any category of offenses designated in any applicable law, regulation or other binding measure implementing the “Forty Recommendations” and “Nine Special Recommendations” published by the Organisation for Economic Cooperation and Development’s Financial Action Task Force on Money Laundering.

(b)        The Loan Parties and their Subsidiaries have conducted their businesses in compliance with the United States Foreign Corrupt Practices Act of 1977 and, to the extent applicable to the Loan Parties and their Subsidiaries, the UK Bribery Act 2010, and other similar anti-corruption legislation in other jurisdictions, and have instituted and maintained policies and procedures designed to promote and achieve compliance with such laws.

(c)        No Loan Party or its Subsidiaries, nor, to the knowledge of senior management of each Loan Party, none of its Affiliates and none of the respective officers, directors, brokers or agents of any Loan Party acting or benefiting in any capacity in connection with the Loans, is an individual or entity that is included on any Sanctions-related list of designated Persons maintained by OFAC, the U.S. Department of State, the United Nationals Security Counsel, the European Union or any European Union member state, in each case, to the extent such Person is subject to the jurisdiction thereof.

5.24        REIT Status; Stock Exchange Listing.  The Parent is currently organized and currently operates in conformity with the requirements for qualification and taxation as a REIT.  The shares of common Equity Interests of the Parent are listed on the New York Stock Exchange.

5.25        Eligible Assets.  (a) Each Property included in any calculation of Borrowing Base Amount, DSC Amount or the Eligible Assets Interest Coverage Ratio (in each case including any component definition of any thereof), satisfied, at the time of such calculation, all of the requirements contained in the definition of “Eligible Property Asset.”

(b)        Each Loan Asset included in any calculation of Borrowing Base Amount or the Eligible Assets Interest Coverage Ratio (in each case including any component definition of any thereof), satisfied, at the time of such calculation, each of the Loan Asset Eligibility Criteria.

5.26        EEA Financial Institutions.  No Loan Party is an EEA Financial Institution.

ARTICLE VI.  AFFIRMATIVE COVENANTS

So long as any Lender shall have any Commitment or any Loan or other Obligation hereunder shall remain unpaid or unsatisfied, each Loan Party shall, and shall (except in the case of the covenants set forth in Sections 6.01,  6.02,  6.03,  6.11,  6.16 and 6.17) cause each Subsidiary thereof to:

6.01        Financial Statements, Borrowing Base Certificates and Related Information.  Deliver to the Administrative Agent (for distribution to the Lenders), in form and detail reasonably satisfactory to the Administrative Agent:

(a)        as soon as available, but in any event within ninety (90) days after the end of each fiscal year of the Parent (or, if earlier, fifteen (15) days after the date required to be filed with the SEC (without giving effect to any extension permitted by the SEC)), a consolidated balance sheet of the Parent and its Subsidiaries as at the end of such fiscal year, and the related consolidated statements of income or operations, changes in shareholders’ equity, and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP, such consolidated statements to be audited and accompanied by a report and opinion of an independent certified public accountant of nationally recognized standing reasonably acceptable to the Majority Lenders, which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit;

(b)        as soon as available, but in any event within fifty (50) days after the end of each of the first three fiscal quarters of each fiscal year of the Parent (or, if earlier, five (5) days after the date required to be filed with the SEC (without giving effect to any extension permitted by the SEC)), a consolidated balance sheet of the Parent and its Subsidiaries as at the end of such fiscal quarter, the related consolidated statements of income or operations for such fiscal quarter and for the portion of the Parent’s fiscal year then ended, and the related consolidated statements of changes in shareholders’ equity, and cash flows for the portion of the Parent’s fiscal year then ended, in each case setting forth in comparative form, as applicable, the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year, all in reasonable detail, such consolidated statements to be certified by the chief executive officer, chief financial officer, treasurer or controller of the Parent as fairly presenting the financial condition, results of operations, shareholders’ equity and cash flows of the Parent and its Subsidiaries in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes;

(c)        on a monthly basis (and in any case within ten (10) Business Days after the last day of each month), or more frequently if requested by the Administrative Agent upon the occurrence and during the continuance of a Default, a Borrowing Base Certificate;

(d)        concurrently with the delivery of the financial statements referred to in Section 6.01(b) and within forty-five (45) days after the last fiscal quarter of each fiscal year of the Parent, an Eligible Loan Assets Report and an Pledged Additional Collateral Assets Report; and

(e)        on a monthly basis (and in any event within fifteen (15) Business Days after the last day of each calendar month), such monthly financial or other statements received by any Borrower or Subsidiary Guarantor from the borrower(s) or other obligor(s) under each Eligible Loan Asset and Pledged Additional Collateral Asset (to the extent the borrower(s) or any other obligor(s) on such Eligible Loan Asset or Pledged Additional Collateral Asset is required to (and provides) such financial or other statements to such Borrower or Subsidiary Guarantor) since the prior delivery to the Administrative Agent and Lenders under this clause (e) (or in the case of the first such date to occur under this clause (e) after the Restatement Effective Date, since the Restatement Effective Date).

As to any information contained in materials furnished pursuant to Section 6.02(d), the Borrowers shall not be separately required to furnish such information under subsections (a) or (b) above, but the foregoing shall not be in derogation of the obligation of the Borrowers to furnish the information and materials described in subsections (a) and (b) above at the times specified therein.

6.02        Certificates; Other Information.  Deliver to the Administrative Agent (for distribution to the Lenders), in form and detail reasonably satisfactory to the Administrative Agent:

(a)        [intentionally omitted];

(b)        concurrently with the delivery of the financial statements referred to in Sections 6.01(a) and (b), (i) a duly completed Compliance Certificate signed by the chief executive officer, chief financial officer, treasurer or controller of the Parent, (ii) a schedule listing all assets and liabilities excluded from the calculation of the Leverage Ratio for the relevant Test Period, (iii) a schedule (x) listing each Borrower’s Subsidiaries and setting forth, with respect to each Subsidiary, the total assets and gross revenues for such Subsidiary as a percentage of the consolidated total assets and consolidated gross revenue, respectively, of the Parent and its Subsidiaries for the applicable period and (y) to the extent the foregoing schedule demonstrates that one or more Wholly Owned Unrestricted Subsidiaries which are not Guarantors constitute a Significant Subsidiary, identifying each Wholly Owned Unrestricted Subsidiary that will become a Guarantor and a Grantor in accordance with the provisions of Section 6.12, (iv) a written certification from the Borrowers and the Parent of the market value of all Near Cash Securities as of the date of such financial statements, in substantially the form attached hereto as Exhibit I, setting forth each of the bids obtained from the applicable broker-dealers (by name), each of whom shall be reasonably acceptable to the Administrative Agent, and showing all calculations and supporting materials (which delivery may be by electronic communication including fax or email and shall be deemed to be an original authentic counterpart thereof for all purposes),

(v) copies of the rent roll for the most recently ended fiscal quarter for each Eligible Property Asset, in form and substance reasonably satisfactory to the Administrative Agent, together with a certification by a Responsible Officer of the Parent that the information contained in such rent roll is true, correct and complete in all material respects and (vi) reasonably detailed calculations, in form and substance reasonably satisfactory to the Administrative Agent, of Net Operating Income of each Eligible Property Asset for the fiscal period covered by such Compliance Certificate;

(c)        promptly after any reasonable request by the Administrative Agent or any Lender, copies of any detailed audit reports, management letters or recommendations submitted to the board of directors (or the audit committee of the board of directors) of the Parent by independent accountants in connection with the accounts or books of the Parent or any Subsidiary, or any audit of any of them;

(d)        promptly after the same are available, copies of each annual report, proxy or financial statement or other report or communication sent to the stockholders of the Parent, and copies of all annual, regular, periodic and special reports and registration statements which the Parent may file or be required to file with the SEC under Section 13 or 15(d) of the Securities Exchange Act of 1934, and not otherwise required to be delivered to the Administrative Agent pursuant hereto;

(e)        [intentionally omitted];

(f)        promptly, and in any event within five (5) Business Days after receipt thereof by any Loan Party or any Subsidiary thereof, copies of each notice or other correspondence received from the SEC (or comparable agency in any applicable non-U.S. jurisdiction) concerning any investigation or possible investigation or other inquiry by such agency regarding financial or other operational results of any Loan Party or any Subsidiary thereof;

(g)        as soon as available, the annual tax returns of the Parent filed with the U.S. Internal Revenue Service;

(h)        promptly, and in any event, within five (5) Business Days after receipt thereof by a Loan Party, any material amendments, consents or waivers with respect to any Eligible Loan Asset or Pledged Additional Collateral Asset and entered into or delivered on or after the Restatement Effective Date; and

(i)         promptly, such additional information regarding the business, financial or corporate affairs of any Loan Party or any Subsidiary thereof (including, without limitation, forecasts of consolidated balance sheets and statements of income or operations and cash flows of the Parent and its Subsidiaries), or compliance with the terms of the Loan Documents, or any information with respect to any Eligible Asset or any Pledged Additional Collateral Asset, in each case as the Administrative Agent or any Lender may from time to time reasonably request.

Documents required to be delivered pursuant to Section 6.01(a) or (b) or Section 6.02(d) (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which the Parent posts such documents, or provides a link thereto on the Parent’s website on the Internet at the website address listed on Schedule 11.02; or (ii) on which such documents are posted on the Parent’s behalf on an Internet or intranet website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent); provided that the Borrowers shall notify the Administrative Agent and each Lender (by telecopier or electronic mail) of the posting of any such documents and provide to the Administrative Agent by electronic mail electronic versions (i.e., soft copies) of such documents.  The Administrative Agent shall have no obligation to request the delivery of or to maintain paper copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by the Borrowers with any such request by a Lender for delivery, and each Lender shall be solely responsible for requesting delivery to it or maintaining its copies of such documents.

Each Loan Party hereby acknowledges that the Administrative Agent and/or the Arranger may, but shall not be obligated to, make available to the Lenders materials and/or information provided by or on behalf of any Loan Party hereunder (collectively, “Borrower Materials”) by posting the Borrower Materials on IntraLinks, Syndtrak, ClearPar or substantially similar electronic transmission system (the “Platform”).

6.03        Notices.  Notify the Administrative Agent and each Lender promptly following its becoming aware of:

(a)        the occurrence of any Default or Event of Default;

(b)        any matter that has resulted or could reasonably be expected to result in a Material Adverse Effect, including any Material Adverse Effect that arises by virtue of (i) any breach or non-performance of, or any default under, a Contractual Obligation of any Loan Party or any Subsidiary thereof; (ii) any dispute, litigation, investigation, proceeding or suspension between any Loan Party or any Subsidiary thereof and any Governmental Authority; or (iii) the commencement of, or any material development in, any litigation or proceeding affecting any Loan Party or any Subsidiary thereof, including pursuant to any applicable Environmental Laws;

(c)        the occurrence of any default or event of default under or related to any of the Eligible Loan Assets or Pledged Additional Collateral Assets;

(d)        the occurrence of any ERISA Event; and

(e)        any material change in accounting policies or financial reporting practices by any Loan Party or any Subsidiary thereof.

Each notice pursuant to this Section 6.03 shall be accompanied by a statement of a Responsible Officer of each Borrower setting forth details of the occurrence referred to therein and stating what action the Borrowers have taken and propose to take with respect thereto.  Each notice pursuant to Section 6.03(a) shall describe with particularity any and all provisions of this Agreement and any other Loan Document that have been breached.

6.04        Payment of Obligations.  (a) Except to the extent the same are being contested in good faith by appropriate proceedings diligently conducted (which proceedings have the effect of preventing the forfeiture or sale of the property or assets subject to any such Lien) and adequate reserves in accordance with GAAP are being maintained by the applicable Loan Party, pay and discharge as the same shall become due and payable, (i) all material Tax liabilities, assessments and governmental charges or levies upon it or its properties or assets; (ii) all lawful claims which, if unpaid, would by law become a Lien not permitted by the provisions of Section 7.01 upon its property; and (iii) all Indebtedness, as and when due and payable, unless the failure to do so could not reasonably be expected to result in an Event of Default; and (b) timely file all material tax returns required to be filed.

6.05        Preservation of Existence, Etc.  (a) Preserve, renew and maintain in full force and effect its legal existence and good standing under the Laws of the jurisdiction of its organization except in a transaction permitted by Section 7.04 or 7.05; (b) take all reasonable action to maintain all rights, privileges, permits, licenses and franchises necessary or desirable in the normal conduct of its business, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect and (c) preserve or renew all of its registered patents, trademarks, trade names and service marks, the non-preservation of which could reasonably be expected to have a Material Adverse Effect.

6.06        [Intentionally Omitted].

6.07        Maintenance of Insurance.  Maintain with financially sound and reputable insurance companies not Affiliates of the Loan Parties, insurance with respect to its properties and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business, of such types and in such amounts as are customarily carried under similar circumstances by such other Persons.

6.08        Compliance with Laws.  Comply in all material respects with the requirements of all Laws and all orders, writs, injunctions and decrees applicable to it or to its business or property, except in such instances in which (a) such requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted; or (b) the failure to comply therewith could not reasonably be expected to have a Material Adverse Effect.

6.09        Books and Records.  (a) Maintain proper books of record and account, in which full, true and correct entries in conformity with GAAP consistently applied shall be made of all financial transactions and matters involving the assets and business of such Loan Party or such Subsidiary, as the case may be; and (b) maintain such books of record and account in material conformity with all applicable requirements of any Governmental Authority having regulatory jurisdiction over such Loan Party or such Subsidiary, as the case may be.

6.10        Inspection Rights.  Permit representatives and independent contractors of the Administrative Agent and each Lender to visit and inspect any of its properties, to examine its corporate, financial and operating records, and make copies thereof or abstracts therefrom, and to discuss its affairs, finances and accounts with its directors, officers, and independent public accountants (provided the Borrowers will have the right to be present during any discussions with such accountants), all at the expense of the Borrowers and at such reasonable times during normal business hours and as often as may be reasonably desired, upon reasonable advance notice to the Borrowers; provided,  however, that (a) so long as no Event of Default exists the

Administrative Agent and the Lenders may not exercise the foregoing rights more than two (2) times in any calendar year, and (b) so long as an Event of Default exists the Administrative Agent or any Lender (or any of their respective representatives or independent contractors) may do any of the foregoing at the expense of the Borrowers at any time during normal business hours and without advance notice.

6.11        Use of Proceeds.  Use the proceeds of the Loans only for general corporate purposes not in contravention of any Law or of any Loan Document.

6.12        Additional Loan Parties; Additional Collateral.

(a)        In accordance with the terms of this Section 6.12(a), cause each Wholly Owned Unrestricted Subsidiary to be a Guarantor hereunder and a Grantor under the Security Agreement, other than each Wholly Owned Unrestricted Subsidiary that, when taken together with all other Wholly Owned Unrestricted Subsidiaries that are not Guarantors, is not a Significant Subsidiary.  In connection therewith:

(i)         promptly and in any event within three (3) Business Days following the date the Loan Parties become aware that one or more Wholly Owned Unrestricted Subsidiaries which are not Guarantors and Grantors constitute a Significant Subsidiary (and in no event later than three (3) Business Days after the date the Loan Parties deliver a schedule as required by Section 6.02(b) demonstrating that one or more Wholly Owned Unrestricted Subsidiaries which are not Guarantors and Grantors constitute a Significant Subsidiary), provide (x) the Administrative Agent with the U.S. taxpayer identification number for such Subsidiary and (y) the Administrative Agent and each Lender with all documentation and other information concerning such Subsidiary that the Administrative Agent or such Lender reasonably requests in order to comply with its obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the Act; and

(ii)       promptly and in any event within ten (10) Business Days following the date the Loan Parties become aware that one or more Wholly Owned Unrestricted Subsidiaries which are not Guarantors and Grantors constitute a Significant Subsidiary (and in no event later than ten (10) Business Days after the date the Loan Parties deliver a schedule as required by Section 6.02(b) demonstrating that one or more Wholly Owned Unrestricted Subsidiaries which are not Guarantors and Grantors constitute a Significant Subsidiary) (or such longer period as the Administrative Agent shall agree in writing), the Loan Parties shall (a) cause one or more Wholly Owned Unrestricted Subsidiaries that are not already Loan Parties to execute a joinder agreement to the Guaranty and to the Security Agreement, in each case in form and substance reasonably satisfactory to the Administrative Agent such that the Wholly Owned Unrestricted Subsidiaries which continue to not be Guarantors and Grantors do not constitute a Significant Subsidiary, (b) deliver to the Administrative Agent the New Guarantor Deliverables with respect to each such Subsidiary and (c) take all actions that the Administrative Agent reasonably deems necessary or desirable to cause the Liens created by the Security Agreement in the assets and property of each such Subsidiary to be first priority, perfected Liens (subject only to Permitted Liens) in accordance with all applicable Laws.

Without limitation of the foregoing, each Borrower further agrees to cause each of its Subsidiaries that owns any Collateral to become, on or before its ownership of such Collateral, (x) a Guarantor by executing a joinder agreement to the Guaranty in form and substance reasonably satisfactory to the Administrative Agent and (y) a Grantor under the Security Agreement by executing a joinder agreement to the Security Agreement in form and substance reasonably satisfactory to the Administrative Agent, and to provide to the Administrative Agent the items listed in clauses (i) and (ii)(b) of the prior sentence with respect to such Subsidiary and take any actions required under clause (ii)(c) of the prior sentence with respect to such Subsidiary.

(b)        In accordance with this Section 6.12(b), cause each Subsidiary of SPT Acquisitions Holdco that is or becomes a Direct Owner of an Eligible Property Asset included in the calculation of the Borrowing Base Amount to be a Guarantor hereunder, and cause the Equity Interests in such Subsidiary to be subject to a first priority, perfected Lien (subject only to Permitted Equity Encumbrances) in favor of the Administrative Agent for the benefit of the Secured Parties pursuant to the Pledge Agreement.  In connection therewith:

(i)         on or prior to the date that such Person becomes a Property Asset Subsidiary Guarantor, provide (x) the Administrative Agent with the U.S. taxpayer identification number for such Subsidiary and (y) the Administrative Agent and each Lender with all documentation and other information concerning such Subsidiary that the Administrative Agent or such Lender reasonably requests in order to comply with its obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the Act; and

(ii)       on or prior to the date that such Person becomes a Property Asset Subsidiary Guarantor  (x) cause such Subsidiary to execute a joinder agreement to the Guaranty, in form and substance reasonably satisfactory to the Administrative Agent, (y) deliver to the Administrative Agent the New Guarantor Deliverables with respect to such Subsidiary and (z) take all actions that the Administrative Agent reasonably deems necessary or desirable to cause the Equity Interests in such Property Asset Subsidiary Guarantor to be subject to a first priority, perfected Lien in favor of the Administrative Agent for the benefit of the Secured Parties pursuant to the Pledge Agreement.

(c)        With respect to any property acquired after the Restatement Effective Date that is intended to be Collateral subject to the Lien created by any of the Collateral Documents but is not so subject, promptly (and in any event within ten (10) days after the acquisition thereof) (i) execute and deliver to the Administrative Agent such amendments or supplements to the relevant Collateral Documents or such other documents as the Administrative Agent shall reasonably deem necessary or advisable to grant to the Administrative Agent, for its benefit and for the benefit of the other Secured Parties, a Lien on such property subject to no Liens other than Permitted Collateral Liens, and (ii) take all actions necessary to cause such Lien to be a first priority, perfected Lien in accordance with all applicable Laws, including, without limitation, the delivery of the certificates representing any Equity Interests acquired (together with undated stock powers or other appropriate instruments of transfer executed and delivered in blank by a duly authorized officer of the holder(s) of such Equity Interests) and the filing of financing statements in such jurisdictions as may be reasonably requested by the Administrative Agent.

The Loan Parties shall otherwise take such actions and execute and/or deliver to the Administrative Agent such documents as the Administrative Agent shall reasonably require to confirm the validity, perfection and priority of the Lien of the Collateral Documents on such after-acquired properties.

(d)        Notwithstanding anything to the contrary contained in this Agreement, in the event that the results of any such “know your customer” or similar investigation conducted by the Administrative Agent with respect to any Subsidiary are not satisfactory in all respects to the Administrative Agent, such Subsidiary shall not be permitted to become a Guarantor, and for the avoidance of doubt no Loan Asset or Property owned or ground leased by such Subsidiary shall be included as an Eligible Asset unless the Administrative Agent has consented thereto in writing.

6.13        Anti-Corruption Laws.  Conduct its businesses in compliance with the United States Foreign Corrupt Practices Act of 1977 and, to the extent applicable to a Loan Party or any Subsidiary thereof, the UK Bribery Act 2010, and other similar anti-corruption legislation in other jurisdictions, and maintain policies and procedures designed to promote and achieve compliance with such laws.

6.14        Compliance with Environmental Laws.  Comply, and cause all lessees and other Persons operating or occupying its properties to comply, in all material respects, with all applicable Environmental Laws and Environmental Permits; obtain and renew all Environmental Permits necessary for its operations and properties, in each case except to the extent that the failure to comply therewith could not reasonably be expected to have a Material Adverse Effect.

6.15        Further Assurances.  Promptly upon the reasonable request by the Administrative Agent, or any Lender through the Administrative Agent, do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all such further acts, deeds, certificates, assurances and other instruments as the Administrative Agent, or any Lender through the Administrative Agent, may reasonably require from time to time in order to (i) carry out more effectively the purposes of the Loan Documents, (ii) to the full extent permitted by applicable Law, subject any Loan Party’s properties, assets, rights or interests to the Liens now or hereafter intended to be covered by any of the Collateral Documents, (iii) perfect and maintain the validity, effectiveness and priority of any of the Collateral Documents and any of the Liens intended to be created thereunder and (iv) assure, convey, grant, assign, transfer, preserve, protect and confirm more effectively unto the Secured Parties the rights granted or now or hereafter intended to be granted to the Secured Parties under any Loan Document or under any other instrument executed in connection with any Loan Document to which any Loan Party is or is to be a party.

6.16        Maintenance of REIT Status; New York Stock Exchange Listing.  The Parent will continue its method of operation so as to enable it to meet the requirements for qualification and taxation as a REIT.  The Parent will also at all times be listed on the New York Stock Exchange.

6.17    Information Regarding Collateral.

(a)        Not effect, with respect to any Grantor, any change (i) in such Grantor’s legal name, (ii) in the location of such Grantor’s chief executive office, (iii) in such Grantor’s identity or organizational structure, (iv) in such Grantor’s federal taxpayer identification number or organizational identification number, if any, or (v) in such Grantor’s jurisdiction of organization (in each case, including by merging with or into any other entity, reorganizing, dissolving, liquidating, reorganizing or organizing in any other jurisdiction), until (A) it shall have given the Administrative Agent not less than thirty (30) days’ prior written notice (in the form of certificate signed by a Responsible Officer), or such lesser notice period agreed to by the Administrative Agent, of its intention so to do, clearly describing such change and providing such other information in connection therewith as the Administrative Agent may reasonably request and (B) it shall have taken all action reasonably satisfactory to the Administrative Agent to maintain the perfection and priority of the security interest of the Administrative Agent for the benefit of the Secured Parties in the Collateral, if applicable.  Each Borrower agrees to promptly provide the Administrative Agent with certified Organization Documents reflecting any of the changes described in the preceding sentence.  Notwithstanding the foregoing or anything else to the contrary contained herein or in any other Loan Document, each Loan Party hereby agrees that it will at all times maintain its jurisdiction of organization as Delaware or one of the other States within the United States of America.

(b)        With respect to the Eligible Assets and the Pledge Additional Collateral Assets, the Loan Parties shall take all action necessary or required by the Loan Documents or by Law, or requested by the Administrative Agent, to perfect (in the case of Eligible Loan Assets and Pledged Additional Collateral Assets), protect and more fully evidence the ownership by the Loan Parties of the Eligible Assets and Pledged Additional Collateral Assets.

ARTICLE VII.  NEGATIVE COVENANTS

So long as any Lender shall have any Commitment or any Revolving Credit Loan or other Obligation hereunder shall remain unpaid or unsatisfied:

7.01        Liens.

(A)       No Intermediate Parent shall, nor shall it permit any of its Subsidiaries to, directly or indirectly, create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, other than Permitted Liens.

(B)       The Parent shall not, nor shall it permit any of its Subsidiaries (other than the Intermediate Parents and any Subsidiary of an Intermediate Parent) to, directly or indirectly create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, other than any of the following:

(i)          Liens pursuant to any Loan Document;

(ii)         Liens, the incurrence or the existence of which, shall not result in a Material Adverse Effect or an Event of Default; and

(iii)        Liens securing Indebtedness permitted under Section 7.03(B).

7.02        Investments.

(A)       No Intermediate Parent shall, nor shall it permit any of its Subsidiaries to, directly or indirectly, make any Investments, except Eligible Loan Assets, Pledged Additional Collateral Assets, Investments in the Borrowers and Subsidiary Guarantors, and Investments held (or deemed held) by a Borrower in a Collection Account or by any Subsidiary Guarantor in a deposit account or securities account subject to a Control Agreement to the extent required by the Collateral Documents.

(B)       The Parent shall not, nor shall it permit any of its Subsidiaries (other than the Intermediate Parents and any Subsidiary of an Intermediate Parent) to, directly or indirectly, make any Investment, except any of the following:

(i)          Investments held by the Parent or such Subsidiary in the form of Cash Equivalents and Near Cash Securities;

(ii)         Investments by the Parent and such Subsidiaries in their respective Subsidiaries;

(iii)        Investments, the making of which, in the reasonable opinion of the Parent at the time of the making of (or the commitment to make) such investment, shall not result in a Material Adverse Effect or an Event of Default;

(iv)        the Guaranty;

(v)         to the extent any Investment constitutes Indebtedness, such Indebtedness is permitted to be incurred pursuant to Section 7.03(B); and

(vi)        any other Investment, provided, that, taking into account the making of such Investment, the Loan Parties shall be in compliance, on a pro forma basis, with the provisions of Section 7.12.

7.03        Indebtedness.

(A)       No Intermediate Parent shall, nor shall it permit any of its Subsidiaries to, directly or indirectly, create, incur, assume or suffer to exist any Indebtedness, except Indebtedness under the Loan Documents and, in the case of any Property Asset Subsidiary Guarantor, unsecured trade payables incurred in the ordinary course of business relating to the ownership and operation of Property, so long as such unsecured trade payables are paid within sixty (60) days of the date incurred.

(B)       The Parent shall not, nor shall it permit any of its Subsidiaries (other than the Intermediate Parents and any Subsidiary of an Intermediate Parent) to, directly or indirectly, create, incur, assume or suffer to exist any Indebtedness, except any of the following:

(i)          Indebtedness under the Loan Documents;

(ii)         Indebtedness outstanding on the Restatement Effective Date; and

(iii)        any other Indebtedness (including any refinancings, refundings, renewals or extensions of Indebtedness outstanding on the Restatement Effective Date), provided, that, taking into account the incurrence of such Indebtedness, the Loan Parties shall be in compliance, on a pro forma basis, with the provisions of Section 7.12.

7.04    Fundamental Changes.

(A)       No Intermediate Parent shall, nor shall it permit any of its Subsidiaries to, directly or indirectly, merge, dissolve, liquidate, consolidate with or into another Person, or Dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to or in favor of any Person, except that, so long as no Default exists or would result therefrom, (i) any Subsidiary of a Borrower may merge, liquidate or dissolve into, or consolidate with (1) such Borrower, provided that such Borrower shall be the continuing or surviving Person or (2) any one or more other Subsidiaries of such Borrower, provided that if any such Person is a Subsidiary Guarantor and is merging with, liquidating into or consolidating with another Subsidiary of such Borrower that is not a Subsidiary Guarantor, such Subsidiary Guarantor shall be the continuing or surviving Person and (ii) any Subsidiary of SPT Acquisitions Holdco that is not a Direct Owner of an Eligible Property Asset may merge, liquidate or dissolve into, or consolidate with (1) SPT Acquisitions Holdco, provided that SPT Acquisitions Holdco shall be the continuing or surviving Person, (2) any one or more other Subsidiaries of SPT Acquisitions Holdco, provided that if any such Person is a Subsidiary Guarantor and is merging with, liquidating into or consolidating with another Subsidiary of SPT Acquisitions Holdco that is not a Subsidiary Guarantor, such Subsidiary Guarantor shall be the continuing or surviving Person and (iii) if the Equity Interests of any Person involved in such merger, liquidation or consolidation are Collateral under the Pledge Agreement, then the Equity Interests of the survivor of such merger or consolidation, or Equity Interests of the Person to whom the other Subsidiary has liquidated into, as applicable, shall be pledged as Collateral under the Pledge Agreement.

(B)       The Parent shall not, nor shall it permit any of its Subsidiaries (other than the Intermediate Parents and any Subsidiary of an Intermediate Parent) to, directly or indirectly, merge, dissolve, liquidate, consolidate with or into another Person, or Dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to or in favor of any Person, except that, so long as no Default has occurred and is continuing or would result therefrom:

(i)         any Subsidiary that is not a Loan Party may dispose of all or substantially all its assets (including any Disposition that is in the nature of a liquidation, dissolution, merger or consolidation) to (x) another Subsidiary that is not a Loan Party or (y) to a Loan Party (other than an Intermediate Parent);

(ii)       any Subsidiary (other than the Borrowers, the Subsidiary Guarantors and Intermediate Parents) may merge into or consolidate with any other Person or permit any other Person to merge into or consolidate with it; provided,  however, that in each case, immediately after giving effect thereto in the case of any such merger to which any Loan Party is a party, the survivor is, or upon such merger will by operation of law or otherwise be, a Loan Party; and

(iii)      any Disposition (including any Disposition of Equity Interests) that is permitted by clause (B)(ii) or (B)(iv) of Section 7.05 is permitted.

7.05        Dispositions.

(A)       No Intermediate Parent shall, nor shall it permit any of its Subsidiaries to, directly or indirectly, make any Disposition, except (1) pursuant to a Release Transaction as to which the Release Conditions have been satisfied, (2) Dispositions of property by one Borrower to another Borrower, (3) Dispositions of property by any Subsidiary of a Borrower to such Borrower or to another Subsidiary of such Borrower, provided, that (x) if the transferor is a Subsidiary Guarantor, then the transferee must be such Borrower or a Subsidiary Guarantor and (y) if the property subject to such Disposition includes any Collateral, then, after giving effect to such Disposition, such property shall continue to constitute Collateral, (4) Disposition of property by SPT Acquisitions Holdco to the extent not constituting Collateral and (5) Dispositions of property by any Subsidiary of SPT Acquisitions Holdco to another Subsidiary of SPT Acquisitions Holdco, provided, that (x) if the transferor is a Subsidiary Guarantor, then the transferee must be a Subsidiary Guarantor and (y) if the Equity Interests of the transferor constitute Collateral, then the Equity Interests of the transferee must constitute Collateral.

(B)       The Parent shall not, nor shall it permit any of its Subsidiaries (other than the Intermediate Parents and any Subsidiary of an Intermediate Parent) to, directly or indirectly, make any Disposition or enter into any agreement to make any Disposition, except:

(i)         Dispositions of obsolete or worn out property, whether now owned or hereafter acquired, in the ordinary course of business;

(ii)       Dispositions of property by any Subsidiary (other than the Borrowers) to a Guarantor; provided that if the transferor of such property is a Guarantor, the transferee thereof must be a Guarantor;

(iii)      Dispositions permitted by clause (B)(i), (B)(ii) or (B)(iii) of  Section 7.04; and

(iv)       any other Disposition of assets not constituting Collateral, provided, that (x) such Disposition shall not, in the reasonable opinion of the applicable Loan Party at the time of such Disposition (or the commitment to enter into such Disposition), be reasonably expected to result in a Material Adverse Effect, (y) at the time of such Disposition, no Default shall have occurred and be continuing or would result therefrom and (z) taking into account such Disposition, the Loan Parties shall be in compliance, on a pro forma basis, with provisions of Section 7.12.

7.06        Restricted Payments.  No Loan Party shall, nor shall it permit any of its Subsidiaries to, directly or indirectly, declare or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so, except that:

(a)        each Loan Asset Subsidiary Guarantor may declare and/or make (and incur any obligation (contingent or otherwise) to declare and/or make) Restricted Payments to a Borrower or any Loan Asset Subsidiary Guarantor;

(b)        so long as no Event of Default has occurred and is continuing, (i) each Borrower and each Property Asset Subsidiary Guarantor may declare and/or make (and incur any obligation (contingent or otherwise) to declare and/or make) Restricted Payments to an Intermediate Parent and (ii) each Intermediate Parent may declare and/or make (and incur any obligation (contingent or otherwise) to declare and/or make) Restricted Payments ratably to the holders of such Intermediate Parent’s Equity Interests according to their respective holdings of the type of Equity Interest in respect of which such Restricted Payment is being made;

(c)        each Subsidiary that is not a Loan Party may declare and/or make (and incur any obligation (contingent or otherwise) to declare and/or make) Restricted Payments ratably to the holders of such Subsidiary’s Equity Interests according to their respective holdings of the type of Equity Interest in respect of which such Restricted Payment is being made;

(d)        the Parent and each Subsidiary thereof may declare and/or make (and incur any obligation (contingent or otherwise) to declare and/or make) dividend payments or other distributions payable solely in the common stock or other common Equity Interests of such Person;

(e)        so long as no Default shall have occurred and be continuing at the time of any action described below or would result therefrom, the Parent and each Subsidiary thereof may purchase, redeem and/or otherwise acquire (and incur any obligation (contingent or otherwise) to purchase, redeem and/or otherwise acquire) Equity Interests issued by it with the proceeds received from the substantially concurrent issue of new shares of its common stock or other common Equity Interests;

(f)        the Parent shall be permitted to declare and/or pay (and incur any obligation (contingent or otherwise) to declare and/or pay) dividends on its Equity Interests or declare and/or make (and incur any obligation (contingent or otherwise) to declare and/or make) distributions with respect thereto in an amount for any fiscal year of the Parent equal to such amount as is necessary for the Parent to maintain its status as a REIT; and

(g)        the Parent and each Subsidiary may declare and/or make (and incur any obligation (contingent or otherwise) to declare and/or make) any other Restricted Payment of any asset not constituting Collateral, provided, that such Restricted Payment may only be made if (i) at the time of such Restricted Payment, no Default shall have occurred and be continuing or result therefrom and (ii) taking into account such Restricted Payment, the Loan Parties shall be in compliance, on a pro forma basis, with the provisions of Section 7.12.

7.07        Change in Nature of Business.  No Loan Party shall, nor shall it permit any of its Subsidiaries to, directly or indirectly, engage in any line of business which is not permitted to be engaged in by real estate investment trusts or taxable REIT subsidiaries thereof.

7.08        Transactions with Affiliates.  No Loan Party shall, nor shall it permit any of its Subsidiaries to, directly or indirectly, enter into any transaction of any kind with any Affiliate of the Parent, whether or not in the ordinary course of business, other than on fair and reasonable terms substantially as favorable to such Loan Party or such Subsidiary as would be obtainable by such Loan Party or such Subsidiary at the time in a comparable arm’s length transaction with a Person other than an Affiliate,  provided that the foregoing restriction shall not apply to (i) transactions between or among the Loan Parties not prohibited hereunder, (ii) Investments and Restricted Payments not prohibited hereunder and (iii) transactions identified on Schedule 7.08.

7.09        Burdensome Agreements.  No Loan Party shall, nor shall it permit any of its Subsidiaries to, enter into any Contractual Obligation that limits the ability of (a) any Intermediate Parent or any Subsidiary of any Intermediate Parent to Guarantee the Obligations, (b) any Loan Party or any Subsidiary thereof to create, incur, assume or suffer to exist Liens or negative pledges on any Eligible Asset or on the Equity Interests of any Direct Owner of any Eligible Property Asset, or any income from or proceeds of any of the foregoing, in each case other than this Agreement or (c) any Loan Party to create, incur, assume or suffer to exist Liens on the Collateral under the Collateral Documents to secure the Obligations, except to the extent an effective consent or notice has been given or obtained with respect to such Contractual Obligation that waives or eliminates such limitation.

7.10        Use of Proceeds.  The Borrowers shall not (a) use the proceeds of the Loans, whether directly or indirectly, and whether immediately, incidentally or ultimately, to purchase or carry margin stock (within the meaning of Regulation U of the FRB) or to extend credit to others for the purpose of purchasing or carrying margin stock or to refund indebtedness originally incurred for such purpose or (b) use the proceeds of the portion of the Loans made by Bank of America, whether directly or indirectly, and whether immediately, incidentally or ultimately, to (i) purchase any commercial real estate loan or other investment from any Affiliate (other than a Subsidiary) of Bank of America (including Merrill, Lynch, Pierce, Fenner & Smith Incorporated) or (ii) pay any fee to any Affiliate (other than a Subsidiary) of Bank of America (including Merrill, Lynch, Pierce, Fenner & Smith Incorporated) for services rendered in connection with, or otherwise relating to, the acquisition of any commercial real estate loan or other investment by any Loan Party or Subsidiary thereof.

7.11        Amendments, Waivers and Terminations of Certain Agreements.  No Loan Party shall, nor shall it permit any of its Subsidiaries to, directly or indirectly, amend or otherwise change, cancel, terminate or waive in any respect

(i)         the terms of any Contractual Obligation of a Loan Party or a Subsidiary thereof except to the extent that same could not reasonably be expected to have a Material Adverse Effect,

(ii)       the terms of any Organization Document of any Loan Party or any Subsidiary thereof other than amendments and modifications that could not reasonably be expected to have a material and adverse effect on (A) the value of any Collateral, (B) the ability of the Administrative Agent to foreclose upon or otherwise exercise its rights as a secured creditor with respect to any Collateral or (C) the ability of any Loan Party to perform its obligations under the Loan Documents, and are not otherwise adverse in any material respect to the Administrative Agent or the Lenders, or

(iii)      the terms or provisions of any agreement constituting or related to any Eligible Loan Asset or any Pledged Additional Collateral Asset, other than amendments and modifications that could not reasonably be expected to have a material adverse effect on the ability of any Loan Party to perform its obligations under any Loan Document to which it is a party and are not adverse in any material respect to the Administrative Agent or the Lenders.

7.12        Financial Covenants.  The Loan Parties shall not:

(a)        Minimum Liquidity.  At any time permit (i) Cash Liquidity to be less than $*** or (ii) the sum of Cash Liquidity and Near Cash Liquidity to be less than $***.

(b)        Fixed Charge Coverage Ratio.  Permit the Fixed Charge Coverage Ratio for any Test Period to be less than 1.50:1.00.

(c)        Leverage Ratio.  Permit the Leverage Ratio for any Test Period to be greater than 0.75:1.00, in each case adjusted to remove the impact of consolidating any variable interest entities under the requirements of Accounting Standards Codification (“ASC”) Section 810 and/or transfers of financial assets accounted for as secured borrowings under ASC 860, as both ASC sections are amended, modified or supplemented from time to time.

(d)        Tangible Net Worth.  Permit Tangible Net Worth at any time to be less than the sum of (i) $3,147,613,000, plus (ii) 75% of Net Cash Proceeds received by the Parent from issuances or sales of its Equity Interests (other than Equity Interests constituting Convertible Debt Securities) occurring after September 30, 2017 plus (iii) 75% of any increase in capital or shareholders’ equity (or like capital) on the balance sheet of the Parent, determined in accordance with GAAP, that would result from the settlement, conversion or repayment of any Convertible Debt Securities (assuming that no other transaction would offset the amount of such increase) after September 30, 2017.

(e)        Eligible Assets Interest Coverage Ratio.  Permit the Eligible Assets Interest Coverage Ratio for any Test Period to be less than 1.25:1.00.

7.13        Accounting or Tax Changes.  No Loan Party shall, nor shall it permit any of its Subsidiaries to, directly or indirectly, (i) make any change in accounting policies or reporting practices of the Parent or any of its Subsidiaries that are permitted by but not required under, GAAP, in each case without providing prompt written notice of such change to the Administrative Agent or (ii) make any change in fiscal year except with the written consent of the Administrative Agent.

7.14        Permitted Activities of Intermediate Parents.  No Intermediate Parent shall at any time (a) create, incur or suffer to exist any Indebtedness or other material liabilities, other than Indebtedness and other obligations under the Loan Documents to which it is a party, (b) create, incur or suffer to exist any Lien upon any of its property, assets or revenues, other than Permitted Equity Encumbrances, (c) own any material assets, other than Equity Interests of a Borrower or, in the case of SPT Acquisitions Holdco, any Subsidiary or (d) engage in any business or activity other than (i) the ownership of Equity Interests of a Borrower, (ii) maintaining its existence and (iii) activities incidental to the businesses or activities described in clauses (i) and (ii) of this clause (d).

7.15    Sanctions.

(a)        No Loan Party shall engage in any transaction, investment, undertaking or activity that conceals the identity, source or destination of the proceeds from any category of prohibited offenses designated in any applicable law, regulation or other binding measure by the Organisation for Economic Cooperation and Development’s Financial Action Task Force on Money Laundering.

(b)        No Loan Party shall knowingly use the proceeds of any Loan, or lend, contribute or otherwise make available such proceeds to any Person to fund any activities of or business with any Person, or in any Designated Jurisdiction, that, at the time of such funding, is the subject or target of Sanctions, or in any other manner that will result in a violation by any individual or entity (including any individual or entity participating in the transaction, whether as Lender, Arranger, Administrative Agent, Swing Line Lender, or otherwise) of Sanctions.

7.16        Anti-Corruption Laws.  No Loan Party nor any Subsidiary thereof shall use the proceeds of any Loan for any purpose which would breach the United States Foreign Corrupt Practices Act of 1977, or to the extent applicable, the UK Bribery Act 2010 or other similar anti-corruption legislation in other jurisdictions.

ARTICLE VIII.  EVENTS OF DEFAULT AND REMEDIES

8.01        Events of Default.  Any of the following shall constitute an Event of Default:

(a)        Non-Payment.  Any Borrower or any other Loan Party fails to pay (i) when and as required to be paid herein, any amount of principal of the Revolving Credit Loans, or (ii) within three (3) Business Days after the same becomes due, any interest on the Revolving Credit Loans, or any fee due hereunder, or (iii) within five (5) Business Days after the same becomes due, any other amount payable hereunder or under any other Loan Document; or

(b)        Specific Covenants.  Any Borrower or any Loan Party, as applicable, fails to perform or observe any term, covenant or agreement contained in any of Section 2.05,  6.01,  6.02,  6.03,  6.05,  6.10,  6.11,  6.12,  6.13,  6.16,  6.17 or Article VII, or any Grantor fails to perform or observe any term, covenant or agreement contained in the applicable Collateral Document; or

(c)        Other Defaults.  Any Loan Party fails to perform or observe any other covenant or agreement (not specified in subsection (a) or (b) above) contained in any Loan Document on its part to be performed or observed and such failure continues for thirty (30) days; or

(d)        Representations and Warranties.  Any representation, warranty, certification or statement of fact made or deemed made by or on behalf of any Borrower or any other Loan Party herein, in any other Loan Document, or in any document delivered in connection herewith or therewith shall be incorrect or misleading in any material respect (except to the extent that any such representation or warranty is already by its terms qualified as to “materiality,” “Material Adverse Effect” or similar language, in which case it shall be true and correct in all respects as of such date after giving effect to such qualification) when made or deemed made (or with respect to any representation or warranty that is expressly stated to have been made as of a specific date, as of such specific date); or

(e)        Cross-Default.  (i) Any Loan Party or any Significant Subsidiary thereof (A) fails to make any payment when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) in respect of any Indebtedness or Guarantee (other than Indebtedness hereunder and Indebtedness under Swap Contracts) or (B) fails to observe or perform any other agreement or condition relating to any such Indebtedness or Guarantee or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event occurs, the effect of which default or other event is to cause, or to permit the holder or holders of such Indebtedness or the beneficiary or beneficiaries of such Guarantee (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to be demanded or to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease or redeem such Indebtedness to be made, prior to its stated maturity, or such Guarantee to become payable or cash collateral in respect thereof to be demanded, or (ii) there occurs under any Swap Contract an “Early Termination Date” (as defined in such Swap Contract, or any similar term defined therein) resulting from any event of default under such Swap Contract as to which a Loan Party is the “Defaulting Party” (as defined in such Swap Contract, or any similar term defined therein); provided, that (x) subsection (e)(i) shall not apply to any redemption, repurchase, conversion or settlement with respect to any Convertible Debt Security pursuant to its terms unless such redemption, repurchase, conversion or settlement results from a default thereunder or an event that would otherwise constitute an Event of Default and (y) a default, event, occurrence or condition described in this subsection (e) shall not at any time constitute an Event of Default unless, at such time, the aggregate outstanding amount of Indebtedness that is subject to defaults, events, occurrences or conditions of the type described in clause (i) above (after giving effect to clause (x) of this proviso), together with the Swap Termination Value of all Swap Contracts that are subject to defaults, events, occurrences or conditions of the type described in clause (ii) above, exceeds in the aggregate the applicable Threshold Amount; or

(f)        Insolvency Proceedings, Etc.  Any Loan Party or any Significant Subsidiary thereof institutes or consents to the institution of any proceeding under any Debtor Relief Law, or makes an assignment for the benefit of creditors; or applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer for it or for all or any material part of its property; or any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer is appointed without the application or consent of such Person and the appointment continues undischarged or unstayed for sixty (60) calendar days; or any proceeding under any Debtor Relief Law relating to any such Person or to all or any material part of its property is instituted without the consent of such Person and continues undismissed or unstayed for sixty (60) calendar days, or an order for relief is entered in any such proceeding; or

(g)        Inability to Pay Debts; Attachment.  (i) Any Loan Party or any Significant Subsidiary thereof becomes unable or admits in writing its inability or fails generally to pay its debts as they become due, or (ii) any writ or warrant of attachment or execution or similar process is issued or levied against all or any material part of the property of any such Person and is not released, vacated or fully bonded within thirty (30) days after its issue or levy; or

(h)        Judgments.  There is entered (i) one or more final judgments or orders for the payment of money against one or more Loan Parties or Significant Subsidiaries thereof in an aggregate amount (with respect to all such judgments and orders) exceeding the applicable Threshold Amount (to the extent not covered by independent third-party insurance as to which the insurer does not dispute coverage), or (ii) any one or more non-monetary final judgments that have, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect and, in either case, (A) enforcement proceedings are commenced by any creditor upon such judgment or order, or (B) there is a period of ten (10) consecutive days during which a stay of enforcement of such judgment, by reason of a pending appeal or otherwise, is not in effect; or

(i)         ERISA.  (i) An ERISA Event occurs with respect to a Pension Plan or Multiemployer Plan which has resulted or could reasonably be expected to result in liability of one or more Loan Parties or Subsidiaries thereof to the Pension Plan, Multiemployer Plan or the PBGC in an aggregate amount (with respect to all such ERISA Events) in excess of $25,000,000, or (ii) one or more Loan Parties or ERISA Affiliates shall fail to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount (with respect to all such failures) in excess of $25,000,000; or

(j)         Invalidity of Loan Documents.  Any provision of any Loan Document, at any time after its execution and delivery and for any reason other than as expressly permitted hereunder or thereunder or satisfaction in full of all the Obligations, ceases to be in full force and effect; or any Loan Party or any other Person contests in any manner the validity or enforceability of any provision of any Loan Document; or any Loan Party denies that it has any or further liability or obligation under any Loan Document, or purports to revoke, terminate or rescind any provision of any Loan Document; or

(k)        Change of Control.  There occurs any Change of Control; or

(l)         Collateral Documents.  Any Collateral Document after delivery thereof shall for any reason (other than pursuant to the terms thereof) cease to create a valid and perfected first priority Lien (subject to Liens permitted by Section 7.01) on the Collateral purported to be covered thereby except to the extent any such perfection or priority is not required thereby; or

(m)       REIT Status.  The Parent shall, for any reason, lose or fail to maintain its status as a REIT.

8.02        Remedies Upon Event of Default.  If any Event of Default occurs and is continuing, the Administrative Agent shall, at the request of, or may, with the consent of, the Majority Lenders, take any or all of the following actions:

(a)        declare the commitment of each Lender to make Loans to be terminated, whereupon such commitments and obligations shall be terminated;

(b)        declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrowers; and

(c)        exercise on behalf of itself and the Lenders all rights and remedies available to it and the Lenders under the Loan Documents;

provided,  however, that upon the occurrence of an actual or deemed entry of an order for relief with respect to any Loan Party under the Bankruptcy Code of the United States, the obligation of each Lender to make Loans shall automatically terminate, the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable, without further act of the Administrative Agent or any Lender.

8.03        Application of Funds.  After the exercise of remedies provided for in Section 8.02 (or after the Loans have automatically become immediately due and payable as set forth in the proviso to Section 8.02), any amounts received on account of the Obligations shall, subject to the provisions of Section 2.13, be applied by the Administrative Agent in the following order:

First, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (including fees, charges and disbursements of counsel to the Administrative Agent and amounts payable under Article III) payable to the Administrative Agent in its capacity as such;

Second, to payment of that portion of the Obligations constituting fees, indemnities and other amounts (other than principal and interest) payable to the Lenders (including fees, charges and disbursements of counsel to the respective Lenders and amounts payable under Article III), ratably among them in proportion to the respective amounts described in this clause Second payable to them;

Third, to payment of that portion of the Obligations constituting accrued and unpaid interest on the Loans and other Obligations, ratably among the Lenders in proportion to the respective amounts described in this clause Third payable to them;

Fourth, to payment of that portion of the Obligations constituting unpaid principal of the Loans, ratably among the Lenders in proportion to the respective amounts described in this clause Fourth held by them; and

Last, the balance, if any, after all of the Obligations have been paid in full, to the Borrowers or as otherwise required by Law.

ARTICLE IX.  ADMINISTRATIVE AGENT

9.01        Appointment and Authority.  Each of the Lenders hereby irrevocably appoints Bank of America to act on its behalf as the Administrative Agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto.  The provisions of this Article are solely for the benefit of the Administrative Agent and the Lenders, and, except as expressly provided in Section 9.06,  neither the Borrowers nor any other Loan Party shall have rights as a third party beneficiary of any of such provisions.  It is understood and agreed that the use of the term “agent” herein or in any other Loan Documents (or any other similar term) with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Law. Instead such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties.

9.02        Rights as a Lender.  The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent hereunder in its individual capacity.  Such Person and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with the Parent or any Subsidiary or other Affiliate thereof as if such Person were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders.

9.03        Exculpatory Provisions.  The Administrative Agent shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents, and its duties hereunder shall be administrative in nature.  Without limiting the generality of the foregoing, the Administrative Agent:

(a)        shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing;

(b)        shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent is required to exercise as directed in writing by the Required Lenders or Majority Lenders, as applicable (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents), provided that the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or applicable law, including for the avoidance of doubt any action that may be in violation of the automatic stay under any Debtor Relief Law or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any Debtor Relief Law; and

(c)        shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to any Borrower or any of its Affiliates that is communicated to or obtained by the Person serving as the Administrative Agent or any of its Affiliates in any capacity.

The Administrative Agent shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Required Lenders or Majority Lenders, as applicable (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Sections 11.01 and 8.02) or (ii) in the absence of its own gross negligence, willful misconduct or breach in bad faith as determined by a court of competent jurisdiction by final and nonappealable judgment.  The Administrative Agent shall be deemed not to have knowledge of any Default unless and until notice describing such Default is given in writing to the Administrative Agent by the Borrowers or a Lender.

The Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document or (v) the satisfaction of any condition set forth in Article IV or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.

9.04        Reliance by Administrative Agent.  The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person.  The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon.  In determining compliance with any condition hereunder to the making of any Loan that by its terms must be fulfilled to the satisfaction of a Lender, the Administrative Agent may presume that such condition is satisfactory to such Lender unless the Administrative Agent shall have received notice to the contrary from such Lender prior to the making of such Loan.  The Administrative Agent may consult with legal counsel (who may be counsel for any Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

9.05        Delegation of Duties.  The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub‑agents appointed by the Administrative Agent.  The Administrative Agent and any such sub‑agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties.  The exculpatory provisions of this Article shall apply to any such sub‑agent and to the Related Parties of the Administrative Agent and any such sub‑agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent.  The Administrative Agent shall not be responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and nonappealable judgment that the Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub-agents.

9.06      Resignation of Administrative Agent.

(a)        The Administrative Agent may at any time give notice of its resignation to the Lenders and the Borrowers.  Upon receipt of any such notice of resignation, the Majority Lenders shall have the right, with the prior approval of the Borrowers (such approval not to be unreasonably withheld or delayed, and which approval shall not be required following the occurrence and during the continuance of an Event of Default), to appoint a successor, which shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States.  If no such successor shall have been so appointed by the Majority Lenders and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent gives notice of its resignation (or such earlier day as shall be agreed by the Majority Lenders) (the “Resignation Effective Date”), then the retiring Administrative Agent may (but shall not be obligated to) on behalf of the Lenders, appoint a successor Administrative Agent meeting the qualifications set forth above, provided that in no event shall any such successor Administrative Agent be a Defaulting Lender.  Whether or not a successor has been appointed, such resignation shall become effective in accordance with such notice on the Resignation Effective Date.

(b)        If the Person serving as Administrative Agent is a Defaulting Lender pursuant to clause (d) of the definition thereof, the Majority Lenders may, to the extent permitted by applicable law, by notice in writing to the Borrowers and such Person remove such Person as Administrative Agent and, with the prior approval of the Borrowers (such approval not to be unreasonably withheld or delayed, and which approval shall not be required following the occurrence and during the continuance of an Event of Default), appoint a successor. If no such successor shall have been so appointed by the Majority Lenders and shall have accepted such appointment within thirty (30) days (or such earlier day as shall be agreed by the Majority Lenders) (the “Removal Effective Date”), then such removal shall nonetheless become effective in accordance with such notice on the Removal Effective Date.

(c)        With effect from the Resignation Effective Date or the Removal Effective Date (as applicable) (1) the retiring or removed Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any collateral security held by the Administrative Agent on behalf of the Lenders under any of the Loan Documents, the retiring or removed Administrative Agent shall continue to hold such collateral security until such time as a successor Administrative Agent is appointed) and (2) except for any indemnity payments or other amounts then owed to the retiring or removed Administrative Agent, all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender directly, until such time, if any, as the Majority Lenders appoint a successor Administrative Agent as provided for above.  Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or removed) Administrative Agent (other than as provided in Section 3.01(g) and other than any rights to indemnity payments or other amounts owed to the retiring or removed Administrative Agent as of the Resignation Effective Date or the Removal Effective Date, as applicable), and the retiring or removed Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents (if not already discharged therefrom as provided above in this Section).  The fees payable by the Borrowers to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrowers and such successor.  After the retiring or removed Administrative Agent’s resignation or removal hereunder and under the other Loan Documents, the provisions of this Article and Section 11.04 shall continue in effect for the benefit of such retiring or removed Administrative Agent, its sub‑agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring or removed Administrative Agent was acting as Administrative Agent.

(d)        Any resignation by Bank of America as Administrative Agent pursuant to this Section shall also constitute its resignation as Swing Line Lender.  If Bank of America resigns as Swing Line Lender, it shall retain all the rights of the Swing Line Lender provided for hereunder with respect to Swing Line Loans made by it and outstanding as of the effective date of such resignation, including the right to require the Lenders to make Base Rate Loans or fund risk participations in outstanding Swing Line Loans pursuant to Section 2.16(c).  Upon the appointment by the Borrowers of a successor Swing Line Lender hereunder (which successor shall in all cases be a Lender other than a Defaulting Lender), (a) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring Swing Line Lender and (b) the retiring Swing Line Lender shall be discharged from all of their respective duties and obligations hereunder or under the other Loan Documents.

9.07        Non-Reliance on Administrative Agent and Other Lenders.  Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement.  Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder.

9.08        No Other Duties, Etc.  Anything herein to the contrary notwithstanding, none of the Arranger, the Syndication Agent or the Documentation Agents listed on the cover page hereof shall have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as the Administrative Agent or a Lender.

9.09        Administrative Agent May File Proofs of Claim; Credit Bidding.  In case of the pendency of any proceeding under any Debtor Relief Law or any other judicial proceeding relative to any Loan Party, the Administrative Agent (irrespective of whether the principal of any Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrowers) shall be entitled and empowered, by intervention in such proceeding or otherwise:

(a)        to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders and the Administrative Agent under Sections 2.07 and 11.04) allowed in such judicial proceeding; and

(b)        to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Sections 2.07 and 11.04.

Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender to authorize the Administrative Agent to vote in respect of the claim of any Lender in any such proceeding.

The Secured Parties hereby irrevocably authorize the Administrative Agent, at the direction of the Majority Lenders, to credit bid all or any portion of the Obligations (including accepting some or all of the Collateral in satisfaction of some or all of the Obligations pursuant to a deed in lieu of foreclosure or otherwise) and in such manner purchase (either directly or through one or more acquisition vehicles) all or any portion of the Collateral (a) at any sale thereof conducted under the provisions of the Bankruptcy Code of the United States (Title 11, United States Code) including under Sections 363, 1123 or 1129 thereof, or any similar Laws in any other jurisdictions to which a Loan Party is subject, (b) at any other sale or foreclosure or acceptance of collateral in lieu of debt conducted by (or with the consent or at the direction of) the Administrative Agent (whether by judicial action or otherwise) in accordance with any applicable Law.  In connection with any such credit bid and purchase, the Obligations owed to the Secured Parties shall be entitled to be, and shall be, credit bid on a ratable basis (with Obligations with respect to contingent or unliquidated claims receiving contingent interests in the acquired assets on a ratable basis that would vest upon the liquidation of such claims in an amount proportional to the liquidated portion of the contingent claim amount used in allocating the contingent interests) in the asset or assets so purchased (or in the Equity Interests or debt instruments of the acquisition vehicle or vehicles that are used to consummate such purchase).  In connection with any such bid (i) the Administrative Agent shall be authorized to form one or more acquisition vehicles to make a bid, (ii) to adopt documents providing for the governance of the acquisition vehicle or vehicles (provided that any actions by the

Administrative Agent with respect to such acquisition vehicle or vehicles, including any disposition of the assets or Equity Interests thereof shall be governed, directly or indirectly, by the vote of the Majority Lenders, irrespective of the termination of this Agreement and without giving effect to the limitations on actions by the Majority Lenders contained in clauses (a) through (h) of Section 11.01 of this Agreement, (iii) the Administrative Agent shall be authorized to assign the relevant Obligations to any such acquisition vehicle pro rata by the Lenders, as a result of which each of the Lenders shall be deemed to have received a pro rata portion of any Equity Interests and/or debt instruments issued by such an acquisition vehicle on account of the assignment of the Obligations to be credit bid, all without the need for any Secured Party or acquisition vehicle to take any further action, and (iv) to the extent that Obligations that are assigned to an acquisition vehicle are not used to acquire Collateral for any reason (as a result of another bid being higher or better, because the amount of Obligations assigned to the acquisition vehicle exceeds the amount of debt credit bid by the acquisition vehicle or otherwise), such Obligations shall automatically be reassigned to the Lenders pro rata and the Equity Interests and/or debt instruments issued by any acquisition vehicle on account of the Obligations that had been assigned to the acquisition vehicle shall automatically be cancelled, without the need for any Secured Party or any acquisition vehicle to take any further action.

9.10        Collateral and Guaranty Matters.  Without limiting the provisions of Section 9.09, the Lenders irrevocably authorize the Administrative Agent, at its option and in its discretion,

(a)        to release any Lien on any property granted to or held by the Administrative Agent under any Loan Document (i) upon termination of all Commitments and the payment in full of all Obligations (other than contingent indemnification obligations), (ii) that is sold, transferred or otherwise disposed of or to be sold, transferred or otherwise disposed of as part of or in connection with any sale, transfer or other disposition permitted hereunder to a Person that is not obligated to grant a Lien on such property in favor of the Administrative Agent for the benefit of the Secured Parties, (iii) if required under Section 11.23 or (iv) subject to Section 11.01, if approved, authorized or ratified in writing by the Majority Lenders; and

(b)        to release any Subsidiary of a Borrower or SPT Acquisitions Holdco that is a Guarantor from its obligations under this Agreement or the Guaranty, as applicable, if (i) such Person ceases to be a Subsidiary of such Borrower or SPT Acquisitions Holdco as a result of a transaction permitted hereunder or (ii) required under Section 11.23.

Upon request by the Administrative Agent at any time, the Majority Lenders will confirm in writing the Administrative Agent’s authority to release any Guarantor from its obligations under the Guaranty pursuant to this Section 9.10.

The Administrative Agent shall not be responsible for or have a duty to ascertain or inquire into any representation or warranty regarding the existence, value or collectability of the Collateral, the existence, priority or perfection of the Administrative Agent’s Lien thereon, or any certificate prepared by any Loan Party in connection therewith, nor shall the Administrative Agent be responsible or liable to the Lenders for any failure to monitor or maintain any portion of the Collateral.

9.11        ERISA.  (a)  Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, the Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of either of the Borrowers or any other Loan Party, that at least one of the following is and will be true:

(i)         Such Lender is not using “plan assets” (within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA) of one or more Benefit Plans in connection with the Loans or the Commitments,

(ii)       the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement,

(iii)      (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement, or

(iv)       such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.

(b)        In addition, unless sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or such Lender has not provided another representation, warranty and covenant as provided in sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, the Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of either of the Borrowers or any other Loan Party, that:

(i)         none of the Administrative Agent, the Sole Bookrunner, the Sole Lead Arranger or any of their respective Affiliates is a fiduciary with respect to the assets of such Lender (including in connection with the reservation or exercise of any rights by the

Administrative Agent under this Agreement, any Loan Document or any documents related to hereto or thereto),

(ii)       the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement is independent (within the meaning of 29 CFR § 2510.3-21) and is a bank, an insurance carrier, an investment adviser, a broker-dealer or other person that holds, or has under management or control, total assets of at least $50 million, in each case as described in 29 CFR § 2510.3-21(c)(1)(i)(A)-(E),

(iii)      the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement is capable of evaluating investment risks independently, both in general and with regard to particular transactions and investment strategies (including in respect of the Obligations),

(iv)       the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement is a fiduciary under ERISA or the Code, or both, with respect to the Loans, the Commitments and this Agreement and is responsible for exercising independent judgment in evaluating the transactions hereunder, and

(v)        no fee or other compensation is being paid directly to the Administrative Agent, the Arranger or any their respective Affiliates for investment advice (as opposed to other services) in connection with the Loans, the Letters of Credit, the Commitments or this Agreement.

The Administrative Agent and the Arranger hereby inform the Lenders that each such Person is not undertaking to provide impartial investment advice, or to give advice in a fiduciary capacity, in connection with the transactions contemplated hereby, and that such Person has a financial interest in the transactions contemplated hereby in that such Person or an Affiliate thereof (i) may receive interest or other payments with respect to the Loans, the Commitments and this Agreement, (ii) may recognize a gain if it extended the Loans, or the Commitments for an amount less than the amount being paid for an interest in the Loans, or the Commitments by such Lender or (iii) may receive fees or other payments in connection with the transactions contemplated hereby, the Loan Documents or otherwise, including structuring fees, commitment fees, arrangement fees, facility fees, upfront fees, underwriting fees, ticking fees, agency fees, administrative agent or collateral agent fees, utilization fees, minimum usage fees, fronting fees, deal-away or alternate transaction fees, amendment fees, processing fees, term out premiums, banker’s acceptance fees, breakage or other early termination fees or fees similar to the foregoing.

ARTICLE X.  CONTINUING GUARANTY

10.01     Guaranty.  Each Guarantor hereby absolutely and unconditionally guarantees, jointly and severally, as a guaranty of payment and performance and not merely as a guaranty of collection, prompt payment when due, whether at stated maturity, by required prepayment, upon acceleration, demand or otherwise, and at all times thereafter, of any and all of the Obligations, whether for principal, interest, premiums, fees, indemnities, damages, costs, expenses or otherwise, of each Borrower to the Secured Parties, and whether arising hereunder or under any other Loan Document (including all renewals, extensions, amendments, refinancings and other modifications thereof and all costs, attorneys’ fees and expenses incurred by the Secured Parties in connection with the collection or enforcement thereof).  The Administrative Agent’s books and records showing the amount of the Obligations shall be admissible in evidence in any action or proceeding, and shall be binding upon each Guarantor, and conclusive for the purpose of establishing the amount of the Obligations absent demonstrable error.  This Guaranty shall not be affected by the genuineness, validity, regularity or enforceability of the Obligations or any instrument or agreement evidencing any Obligations, or by the existence, validity, enforceability, perfection, non-perfection or extent of any collateral therefor, or by any fact or circumstance relating to the Obligations which might otherwise constitute a defense to the obligations of any Guarantor under this Guaranty, and each Guarantor hereby irrevocably waives any defenses it may now have or hereafter acquire in any way relating to any or all of the foregoing.

Anything contained in this Guaranty to the contrary notwithstanding, it is the intention of each Guarantor and the Secured Parties that the obligations of each Guarantor (other than the Parent) hereunder at any time shall be limited to an aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of the Bankruptcy Code of the United States (Title 11, United States Code) or any comparable provisions of any similar federal or state law.  To that end, but only in the event and to the extent that after giving effect to Section 10.11, such Guarantor’s obligations with respect to the Obligations or any payment made pursuant to such Obligations would, but for the operation of the first sentence of this paragraph, be subject to avoidance or recovery in any such proceeding under applicable Debtor Relief Laws after giving effect to Section 10.11, the amount of such Guarantor’s obligations with respect to the Obligations shall be limited to the largest amount which, after giving effect thereto, would not, under applicable Debtor Relief Laws, render such Guarantor’s obligations with respect to the Obligations unenforceable or avoidable or otherwise subject to recovery under applicable Debtor Relief Laws.  To the extent any payment actually made pursuant to the Obligations exceeds the limitation of the first sentence of this paragraph and is otherwise subject to avoidance and recovery in any such proceeding under applicable Debtor Relief Laws, the amount subject to avoidance shall in all events be limited to the amount by which such actual payment exceeds such limitation, and the Obligations as limited by the first sentence of this paragraph shall in all events remain in full force and effect and be fully enforceable against such Guarantor.  The first sentence of this paragraph is intended solely to preserve the rights of the Secured Parties hereunder against such Guarantor in such proceeding to the maximum extent permitted by applicable Debtor Relief Laws and neither such Guarantor, any Borrower, any other Guarantor nor any other Person shall have any right or claim under such sentence that would not otherwise be available under applicable Debtor Relief Laws in such proceeding.

10.02     Rights of Lenders.  Each Guarantor consents and agrees that the Secured Parties may, at any time and from time to time, without notice or demand, and without affecting the enforceability or continuing effectiveness hereof: (a) amend, extend, renew, compromise, discharge, accelerate or otherwise change the time for payment or the terms of the Obligations or any part thereof; (b) take, hold, exchange, enforce, waive, release, fail to perfect, sell, or otherwise dispose of any security for the payment of this Guaranty or any Obligations; (c) apply such security and direct the order or manner of sale thereof as the Administrative Agent and the Lenders in their sole discretion may determine; and (d) release or substitute one or more of any endorsers or other guarantors of any of the Obligations.  Without limiting the generality of the foregoing, each Guarantor consents to the taking of, or failure to take, any action which might in any manner or to any extent vary the risks of such Guarantor under this Guaranty or which, but for this provision, might operate as a discharge of such Guarantor.

10.03     Certain Waivers.  Each Guarantor waives (a) any defense arising by reason of any disability or other defense of any Borrower or any other guarantor, or the cessation from any cause whatsoever (including any act or omission of any Secured Party, but excluding satisfaction thereof by way of payment) of the liability of any Borrower; (b) any defense based on any claim that such Guarantor’s obligations exceed or are more burdensome than those of the Borrowers; (c) the benefit of any statute of limitations affecting such Guarantor’s liability hereunder; (d) any right to proceed against any Borrower, proceed against or exhaust any security for the Obligations, or pursue any other remedy in the power of any Secured Party whatsoever; (e) any benefit of and any right to participate in any security now or hereafter held by any Secured Party; and (f) to the fullest extent permitted by law, any and all other defenses or benefits that may be derived from or afforded by applicable law limiting the liability of or exonerating guarantors or sureties.  Each Guarantor expressly waives all setoffs and counterclaims and all presentments, demands for payment or performance, notices of nonpayment or nonperformance, protests, notices of protest, notices of dishonor and all other notices or demands of any kind or nature whatsoever with respect to the Obligations, and all notices of acceptance of this Guaranty or of the existence, creation or incurrence of new or additional Obligations.

10.04     Obligations Independent.  The obligations of each Guarantor hereunder are those of a primary obligor, and not merely as surety, and are independent of the Obligations and the obligations of any other guarantor, and a separate action may be brought against each Guarantor to enforce this Guaranty whether or not any Borrower or any other Person or entity is joined as a party.

10.05     Subrogation.  Each Guarantor shall not exercise any right of subrogation, contribution, indemnity, reimbursement or similar rights with respect to any payments it makes under this Guaranty until all Commitments have been terminated and all of the Obligations and any amounts payable under this Guaranty (in each case, other than contingent indemnification and expense reimbursement obligations to the extent no claim has been asserted therefor) have been paid in full.  If any amounts are paid to any Guarantor in violation of the foregoing limitation, then such amounts shall be held in trust for the benefit of the Secured Parties and shall forthwith be paid to the Secured Parties to reduce the amount of the Obligations, whether matured or unmatured.

10.06     Termination; Reinstatement.  This Guaranty is a continuing and irrevocable guaranty of all Obligations now or hereafter existing and shall remain in full force and effect until all Commitments are terminated and all Obligations and any other amounts payable under this Guaranty (in each case, other than contingent indemnification and expense reimbursement obligations to the extent no claim has been asserted therefor) have been paid in full in cash.  Notwithstanding the foregoing, this Guaranty shall continue in full force and effect or be revived, as the case may be, if any payment by or on behalf of any Borrower or any other Guarantor is made, or any of the Secured Parties exercises its right of setoff, in respect of the Obligations and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by any of the Secured Parties in their discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Laws or otherwise, all as if such payment had not been made or such setoff had not occurred and whether or not the Secured Parties are in possession of or have released this Guaranty and regardless of any prior revocation, rescission, termination or reduction.  The obligations of the Guarantors under this paragraph shall survive termination of this Guaranty.

10.07     Subordination.  Each Guarantor hereby subordinates the payment of all obligations and indebtedness of each Borrower owing to such Guarantor, whether now existing or hereafter arising, including but not limited to any obligation of any Borrower to such Guarantor as subrogee of the Secured Parties or resulting from such Guarantor’s performance under this Guaranty, to the payment in full in cash of all Obligations.  If the Secured Parties so request, any such obligation or indebtedness of a Borrower to such Guarantor shall be enforced and performance received by such Guarantor as trustee for the Secured Parties and the proceeds thereof shall be paid over to the Secured Parties on account of the Obligations, but without reducing or affecting in any manner the liability of any Guarantor under this Guaranty.

10.08     Stay of Acceleration.  If acceleration of the time for payment of any of the Obligations is stayed, in connection with any case commenced by or against any Guarantor or any Borrower under any Debtor Relief Laws, or otherwise, all such amounts shall nonetheless be payable by a Guarantor immediately upon demand by the Secured Parties.

10.09     Condition of the Borrowers.  Each Guarantor acknowledges and agrees that it has the sole responsibility for, and has adequate means of, obtaining from each Borrower and any other guarantor such information concerning the financial condition, business and operations of such Borrower and any such other guarantor as such Guarantor requires, and that none of the Secured Parties has any duty, and such Guarantor is not relying on the Secured Parties at any time, to disclose to such Guarantor any information relating to the business, operations or financial condition of any Borrower or any other guarantor (each Guarantor waiving any duty on the part of the Secured Parties to disclose such information and any defense relating to the failure to provide the same).

10.10     Limitations on Enforcement.  If, in any action to enforce this Guaranty or any proceeding to allow or adjudicate a claim under this Guaranty, a court of competent jurisdiction determines that enforcement of this Guaranty against any Guarantor for the full amount of the Obligations is not lawful under, or would be subject to avoidance under, Section 548 of the Bankruptcy Code or any applicable provision of comparable state law, the liability of such Guarantor under this Guaranty shall be limited to the maximum amount lawful and not subject to avoidance under such law.

10.11     Contribution.  At any time a payment in respect of the Obligations is made under this Guaranty, the right of contribution of each Guarantor (other than the Parent) against each other Guarantor (other than the Parent) shall be determined as provided in the immediately following sentence, with the right of contribution of each Guarantor to be revised and restated as of each date on which a payment (a “Relevant Payment”) is made on the Obligations under this Guaranty.  At any time that a Relevant Payment is made by a Guarantor (other than the Parent) that results in the aggregate payments made by such Guarantor in respect of the Obligations to and including the date of the Relevant Payment exceeding such Guarantor’s Contribution Percentage (as defined below) of the aggregate payments made by all Guarantors (other than the Parent) in respect of the Obligations to and including the date of the Relevant Payment (such excess, the “Aggregate Excess Amount”), each such Guarantor shall have a right of contribution against each other Guarantor (other than the Parent) who either has not made any payments or has made payments in respect of the Obligations to and including the date of the Relevant Payment in an aggregate amount less than such other Guarantor’s Contribution Percentage of the aggregate payments made to and including the date of the Relevant Payment by all Guarantors (other than the Parent) in respect of the Obligations (the aggregate amount of such deficit, the “Aggregate Deficit Amount”) in an amount equal to (x) a fraction the numerator of which is the Aggregate Excess Amount of such Guarantor and the denominator of which is the Aggregate Excess Amount of all Guarantors (other than the Parent) multiplied by (y) the Aggregate Deficit Amount of such other Guarantor.  A Guarantor’s right of contribution pursuant to the preceding sentences shall arise at the time of each computation, subject to adjustment at the time of each computation; provided, that no Guarantor may take any action to enforce such right until all of the Obligations and any amounts payable under this Guaranty (other than, in each case, contingent indemnification and expense reimbursement obligations to the extent no claim has been asserted therefor) have been paid in full in cash and all Commitments are terminated, it being expressly recognized and agreed by all parties hereto that any Guarantor’s right of contribution arising pursuant to this Section 10.11 against any other Guarantor shall be expressly junior and subordinate to such other Guarantor’s obligations and liabilities in respect of the Obligations and any other obligations owing under this Guaranty.  As used in this Section 10.11, (i) each Guarantor’s  “Contribution Percentage” shall mean the percentage obtained by dividing (x) the Adjusted Net Worth (as defined below) of such Guarantor by (y) the aggregate Adjusted Net Worth of all Guarantors; (ii) the “Adjusted Net Worth” of each Guarantor shall mean the greater of (x) the Net Worth (as defined below) of such Guarantor and (y) zero; and (iii) the “Net Worth” of each Guarantor shall mean the amount by which the fair saleable value of such Guarantor’s assets on the date of any Relevant Payment exceeds its existing debts and other liabilities (including contingent liabilities, but without giving effect to any Obligations arising under this Guaranty) on such date.  All parties hereto recognize and agree that, except for any right of contribution arising pursuant to this Section 10.11, each Guarantor who makes any payment in respect of the Obligations shall have no right of contribution or subrogation against any other Guarantor in respect of such payment until all of the Obligations (other than, in each case, contingent indemnification and expense reimbursement obligations to the extent no claim has been asserted therefor) have been paid in full in cash and all Commitments are terminated.  Each of the Guarantors recognizes and acknowledges that the rights to contribution arising hereunder shall constitute an asset in favor of the party entitled to such contribution.  In this connection, each Guarantor has the right to waive its contribution right against any Guarantor to the extent that after giving effect to such waiver such Guarantor would remain solvent, in the determination of the Majority Lenders.

ARTICLE XI.  MISCELLANEOUS

11.01      Amendments, Etc.  No amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent to any departure by any Borrower or any other Loan Party therefrom, shall be effective unless in writing signed by the Majority Lenders and the Borrowers or the applicable Loan Party, as the case may be, and acknowledged by the Administrative Agent, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided,  however, that notwithstanding the foregoing provisions of this Section 11.01, no such amendment, waiver or consent shall:

(a)        waive any condition set forth in Section 4.01(a) without the written consent of each Lender;

(b)        extend or increase the Commitment of any Lender (or reinstate any Commitment terminated pursuant to Section 8.02) without the written consent of such Lender;

(c)        postpone any date fixed by this Agreement or any other Loan Document for any payment (excluding mandatory prepayments) of principal, interest, fees or other amounts due to the Lenders (or any of them) hereunder or under any other Loan Document without the written consent of each Lender directly affected thereby;

(d)        reduce the principal of, or the rate of interest specified herein on, any Loan, or (subject to clause (iii) of the second proviso to this Section 11.01) any fees or other amounts payable hereunder or under any other Loan Document without the written consent of each Lender directly affected thereby; provided,  however, that only the consent of the Majority Lenders shall be necessary to amend the definition of “Default Rate” or to waive any obligation of the Borrowers to pay interest at the Default Rate;

(e)        change any provision of this Section or the definition of “Majority Lenders,” “Required Lenders” or any other provision hereof specifying the number or percentage of Lenders required to amend, waive or otherwise modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender;

(f)        change any of the terms or provisions in any Loan Document requiring pro rata payments, distributions, commitment reductions or sharing of payments without the consent of each Lender; provided, that with the consent of the Majority Lenders, such terms and provisions may be amended on customary terms in connection with an “amend and extend” transaction, but only if all Lenders that consent to such “amend and extend” transaction are treated on a pro rata basis;

(g)        release (i) any Borrower from its obligations under this Agreement or any other Loan Document, (ii) release the Parent or any Intermediate Parent from its obligations under the Guaranty or (iii) all or substantially all of the value of the Guaranty, in each case without the written consent of each Lender, except as expressly provided in the Loan Documents; or

(h)        release all or substantially all of the Collateral in any transaction or series of related transactions, without the written consent of each Lender;

and, provided further, that (i) no amendment, waiver or consent shall, unless in writing and signed by the Swing Line Lender in addition to the Lenders required above, affect the rights or duties of the Swing Line Lender under this Agreement; (ii) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above, affect the rights or duties of the Administrative Agent under this Agreement or any other Loan Document; and (iii) any fee letter between any of the Loan Parties, on the one hand, and the Administrative Agent and/or the Arranger, on the other hand, may be amended, or rights or privileges thereunder waived, in a writing executed only by the parties thereto.  Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder (and any amendment, waiver or consent which by its terms requires the consent of all Lenders or each affected Lender may be effected with the consent of the applicable Lenders other than Defaulting Lenders), except that (x) the Commitment of any Defaulting Lender may not be increased or extended without the consent of such Lender and (y) any waiver, amendment or modification requiring the consent of all Lenders or each affected Lender that by its terms affects any Defaulting Lender disproportionately adversely relative to other affected Lenders shall require the consent of such Defaulting Lender.

Notwithstanding any provision herein to the contrary the Administrative Agent, with the consent of the Borrowers, may:

(i)         amend, modify or supplement any Loan Document without the consent of any Lender in order to correct, amend or cure any ambiguity, inconsistency or defect or correct any typographical error or other manifest error in any Loan Document so long as such amendment, modification or supplement does not impose additional obligations on any Lender, provided that the Administrative Agent shall promptly give the Lenders notice of any such amendment, modification or supplement; and

(ii)       amend, supplement or enter into additional Loan Document to add collateral or perfect its Lien on any Collateral without the consent of any Lender.

11.02      Notices; Effectiveness; Electronic Communication.

(a)        Notices Generally.  Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in subsection (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile or electronic mail as follows, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows:

(i)         if to a Loan Party, the Administrative Agent or the Swing Line Lender, to the address, facsimile number, electronic mail address or telephone number specified for such Person on Schedule 11.02; and

(ii)       if to any other Lender, to the address, facsimile number, electronic mail address or telephone number specified in its Administrative Questionnaire (including, as appropriate, notices delivered solely to the Person designated by a Lender on its Administrative Questionnaire then in effect for the delivery of notices that may contain material non-public information relating to any Borrower).

Notices and other communications sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices and other communications sent by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient).  Notices and other communications delivered through electronic communications to the extent provided in subsection (b) below, shall be effective as provided in such subsection (b).

(b)        Electronic Communications.  Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communication (including e‑mail, FpML messaging, and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent, provided that the foregoing shall not apply to notices to any Lender pursuant to Article II if such Lender has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication.  The Administrative Agent, the Swing Line Lender or the Borrowers may each, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by them, provided that approval of such procedures may be limited to particular notices or communications.

Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement) and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor; provided that, for both clauses (i) and (ii), if such notice, email or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient.

(c)        The Platform.  THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE.”  THE AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE BORROWER MATERIALS OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE BORROWER MATERIALS.  NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN CONNECTION WITH THE BORROWER MATERIALS OR THE PLATFORM.  In no event shall the Administrative Agent or any of its Related Parties (collectively, the “Agent Parties”) have any liability to any Loan Party, any Lender or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of any Loan Party’s or the Administrative Agent’s transmission of Borrower Materials or notices through the Platform, any other electronic platform or electronic messaging service, or through the Internet; provided,  however, that in no event shall any Agent Party have any liability to any Loan Party, any Lender or any other Person for indirect, special, incidental, consequential or punitive damages (as opposed to direct or actual damages).

(d)        Change of Address, Etc.  Each of the Borrowers, the Administrative Agent and the Swing Line Lender may change its address, facsimile or telephone number for notices and other communications hereunder by notice to the other parties hereto.  Each other Lender may change its address, facsimile or telephone number for notices and other communications hereunder by notice to the Borrowers, the Administrative Agent and the Swing Line Lender.  In addition, each Lender agrees to notify the Administrative Agent from time to time to ensure that the Administrative Agent has on record (i) an effective address, contact name, telephone number, facsimile number and electronic mail address to which notices and other communications may be sent and (ii) accurate wire instructions for such Lender.

(e)        Reliance by Administrative Agent and Lenders.  The Administrative Agent and the Lenders shall be entitled to rely and act upon any notices (including telephonic notices, Committed Loan Notices and Swing Line Loan Notices) purportedly given by or on behalf of a Loan Party even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof.  Each Borrower shall, jointly and severally, indemnify the Administrative Agent, each Lender and the Related Parties of each of them from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of a Loan Party and believed by such Person in good faith to be genuine.  All telephonic notices to and other telephonic communications with the Administrative Agent may be recorded by the Administrative Agent, and each of the parties hereto hereby consents to such recording.

11.03     No Waiver; Cumulative Remedies; Enforcement.  No failure by any Lender or the Administrative Agent to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.  The rights, remedies, powers and privileges herein provided, and provided under each other Loan Document, are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

Notwithstanding anything to the contrary contained herein or in any other Loan Document, the authority to enforce rights and remedies hereunder and under the other Loan Documents against the Loan Parties or any of them shall be vested exclusively in, and all actions and proceedings at law in connection with such enforcement shall be instituted and maintained exclusively by, the Administrative Agent in accordance with Section 8.02 for the benefit of all the Lenders; provided,  however, that the foregoing shall not prohibit (a) the Administrative Agent from exercising on its own behalf the rights and remedies that inure to its benefit (solely in its capacity as Administrative Agent) hereunder and under the other Loan Documents, (b) the

Swing Line Lender from exercising the rights and remedies that inure to its benefit (solely in its capacity as Swing Line Lender, as the case may be) hereunder and under the other Loan Documents, (c) any Lender from exercising setoff rights in accordance with Section 11.08 (subject to the terms of Section 2.11), or (d) any Lender from filing proofs of claim or appearing and filing pleadings on its own behalf during the pendency of a proceeding relative to any Loan Party under any Debtor Relief Law; and provided,  further, that if at any time there is no Person acting as Administrative Agent hereunder and under the other Loan Documents, then (i) the Majority Lenders shall have the rights otherwise ascribed to the Administrative Agent pursuant to Section 8.02 and (ii) in addition to the matters set forth in clauses (b) and (c) of the preceding proviso and subject to Section 2.11, any Lender may, with the consent of the Majority Lenders, enforce any rights and remedies available to it and as authorized by the Majority Lenders.

11.04      Expenses; Indemnity; Damage Waiver.

(a)        Costs and Expenses.  Each Borrower shall, jointly and severally, pay (i) all reasonable out-of-pocket expenses incurred by the Administrative Agent and its Affiliates (including the reasonable invoiced fees, charges and disbursements of counsel for the Administrative Agent), in connection with the syndication of the credit facilities provided for herein, the preparation, negotiation, execution, delivery and administration of this Agreement and the other Loan Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), provided, that the Borrowers shall not be obliged to reimburse the fees, charges and disbursements of more than one law firm for the Administrative Agent and all Lenders in connection with the preparation, negotiation, execution and delivery of this Agreement and the other Loan Documents, and (ii) all out-of-pocket expenses incurred by the Administrative Agent or any Lender (including the reasonable invoiced fees, charges and disbursements of any counsel for the Administrative Agent or any Lender), in connection with the enforcement or protection of its rights (A) in connection with this Agreement and the other Loan Documents, including its rights under this Section, or (B) in connection with the Loans made hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans.

(b)        Indemnification by the Borrowers.  Subject to and without duplication of the foregoing subsection (a), each Borrower hereby, jointly and severally, indemnifies the Administrative Agent (and any sub-agent thereof), the Arranger, each Lender and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and holds each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses (including the reasonable invoiced fees, charges and disbursements of any counsel for any Indemnitee) arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder, the consummation of the transactions contemplated hereby or thereby, or, in the case of the Administrative Agent (and any sub-agent thereof) and its Related Parties only, the administration of this Agreement and the other Loan Documents, (ii) the Loans or the use or proposed use of the proceeds therefrom, (iii) any actual or alleged presence or Release of Hazardous Materials at, on, under or emanating from any property owned, leased or operated by any Loan Party or any of its Subsidiaries, or any Environmental

Liability related in any way to any Loan Party or any of its Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by any Borrower or any other Loan Party or such Borrower’s or such Loan Party’s directors, shareholders or creditors, and regardless of whether any Indemnitee is a party thereto, IN ALL CASES, WHETHER OR NOT CAUSED BY OR ARISING, IN WHOLE OR IN PART, OUT OF THE COMPARATIVE, CONTRIBUTORY OR SOLE NEGLIGENCE OF THE INDEMNITEE;  provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence, willful misconduct or breach in bad faith of such Indemnitee’s obligations hereunder or under any other Loan Document, if such Borrower has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction; and provided,  further that any indemnity with respect to Taxes shall be governed solely by Section 3.01.  Notwithstanding the foregoing, the Borrowers shall not be liable for any losses, claims, damages, liabilities or related expenses incurred by or asserted against an Indemnitee as a direct result of the settlement by such Indemnitee of any such loss, claim, damage, liability or expense that would otherwise be indemnified hereunder, except for settlements entered into with the Borrowers’ consent (which may not be unreasonably withheld or delayed).

(c)        Reimbursement by Lenders.  To the extent that the Borrowers for any reason fail to indefeasibly pay any amount required under subsection (a) or (b) of this Section to be paid by it to the Administrative Agent (or any sub-agent thereof), the Arranger, the Swing Line Lender or any Related Party of any of the foregoing, each Lender severally agrees to pay to the Administrative Agent (or any such sub-agent), the Arranger, the Swing Line Lender or such Related Party, as the case may be, such Lender’s pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought based on each Lender’s share of the Total Credit Exposure at such time) of such unpaid amount (including any such unpaid amount in respect of a claim asserted by such Lender), such payment to be made severally among them based on such Lenders’ Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought), provided,  further that, the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent (or any such sub-agent), the Arranger or the Swing Line Lender in its capacity as such, or against any Related Party of any of the foregoing acting for the Administrative Agent (or any such sub-agent), the Arranger or the Swing Line Lender in connection with such capacity.  The obligations of the Lenders under this subsection (c) are subject to the provisions of Section 2.10(d).

(d)        Waiver of Consequential Damages, Etc.  To the fullest extent permitted by applicable law, no Loan Party shall assert, and each Loan Party hereby waives, and acknowledges that no other Person shall have, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or the use of the proceeds thereof.  No Indemnitee referred to in subsection (b) above shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed to such unintended recipients by such Indemnitee through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby other than for direct or actual damages resulting from the gross negligence or willful misconduct of, or breach in bad faith by, such Indemnitee as determined by a final and nonappealable judgment of a court of competent jurisdiction.

(e)        Payments.  All amounts due under this Section shall be payable not later than ten (10) Business Days after demand therefor.

(f)        Survival.  The agreements in this Section shall survive the resignation of the Administrative Agent, the replacement of any Lender, the termination of the Aggregate Commitments and the repayment, satisfaction or discharge of all the other Obligations.

11.05      Payments Set Aside.  To the extent that any payment by or on behalf of any Loan Party is made to the Administrative Agent or any Lender, or the Administrative Agent or any Lender exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Administrative Agent or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred, and (b) each Lender severally agrees to pay to the Administrative Agent upon demand its applicable share (without duplication) of any amount so recovered from or repaid by the Administrative Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the Federal Funds Rate from time to time in effect.  The obligations of the Lenders under clause (b) of the preceding sentence shall survive the payment in full of the Obligations and the termination of this Agreement.

11.06      Successors and Assigns.

(a)        Successors and Assigns Generally.  The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that no Loan Party may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with the provisions of subsection (b) of this Section; (ii) by way of participation in accordance with the provisions of subsection (d) of this Section; or  (iii) by way of pledge or assignment of a security interest subject to the restrictions of subsection (f) of this Section (and any other attempted assignment or transfer by any party hereto shall be null and void).  Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in subsection (d) of this Section and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

(b)        Assignments by Lenders.  Any Lender may at any time assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Revolving Credit Loans (including for purposes of this subsection (b), participations in Swing Line Loans) at the time owing to it); provided that any such assignment shall be subject to the following conditions:

(i)         Minimum Amounts.

(A)       in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment and/or the Revolving Credit Loans at the time owing to it or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and

(B)       in any case not described in subsection (b)(i)(A) of this Section, the aggregate amount of the Commitment (which for this purpose includes Revolving Credit Loans outstanding thereunder) or, if the Commitment is not then in effect, the principal outstanding balance of the Revolving Credit Loans of the assigning Lender subject to each such assignment, determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date, shall not be less than $5,000,000 unless each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Borrowers otherwise consent (each such consent not to be unreasonably withheld or delayed); provided,  however, that concurrent assignments to members of an Assignee Group and concurrent assignments from members of an Assignee Group to a single Eligible Assignee (or to an Eligible Assignee and members of its Assignee Group) will be treated as a single assignment for purposes of determining whether such minimum amount has been met.

(ii)       Qualified Purchaser/Qualified Institutional Buyer. The assignee on the date it becomes a Lender hereunder shall certify in the applicable Assignment and Assumption that it is, or meets the criteria for being, both a “qualified purchaser” (within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder) and a “qualified institutional buyer” (within the meaning of Rule 144A under the Securities Act of 1933, as amended).  Any failure to include such a certification in an Assignment and Assumption shall render such Assignment and Assumption void ab initio and of no force or effect for any purpose.

(iii)      Required Consents.  No consent shall be required for any assignment except to the extent required by subsection (b)(i)(B) of this Section and, in addition:

(A)       the consent of the Borrowers (such consent not to be unreasonably withheld or delayed) shall be required unless (1) an Event of Default has occurred and is continuing at the time of such assignment or (2) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund; provided that the Borrowers shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within five (5) Business Days after having received notice thereof;

(B)       the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required if such assignment is to a Person that is not a Lender, an Affiliate of a Lender or an Approved Fund with respect to a Lender; and

(C)       the consent of the Swing Line Lender shall be required for any assignment.

(iv)       Assignment and Assumption.  The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee in the amount of $3,500; provided,  however, that the Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment.  The assignee, if it is not a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire.

(v)        No Assignment to Certain Persons.  No such assignment shall be made (A) to the Parent or any of the Parent’s Affiliates or Subsidiaries, or (B) to any Defaulting Lender or any of its Subsidiaries, or any Person who, upon becoming a Lender hereunder, would constitute any of the foregoing Persons described in this clause (B), or (C) to a natural person (or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of a natural person).

(vi)       Certain Additional Payments.  In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of the Borrowers and the Administrative Agent, the applicable pro rata share of the Revolving Credit Loans previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (x) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent or any Lender hereunder (and interest accrued thereon) and (y) acquire (and fund as appropriate) its full pro rata share of the Revolving Credit Loans and participations in Swing Line Loans in accordance with its Applicable Percentage.  Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under applicable Law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs.

(vii)     Proportionate Amounts.  Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loans or the Commitment assigned, except that this clause (vii) shall not apply to the Swing Line Lender’s rights and obligations in respect of Swing Line Loans.

Subject to compliance with the foregoing provisions of this subsection (b) and acceptance and recording thereof by the Administrative Agent pursuant to subsection (c) of this Section, from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 3.01,  3.04,  3.05, and 11.04 with respect to facts and circumstances occurring prior to the effective date of such assignment; provided, that except to the extent otherwise expressly agreed by the affected parties, no assignment by a Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender.  Upon request, the Borrowers (at their expense) shall execute and deliver a Note to the assignee Lender.  Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this subsection shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with and, in any event subject to the requirements set forth in subsection (d), of this Section (and, if such requirements are not met, shall be void ab initio).

(c)        Register.  The Administrative Agent, acting solely for this purpose as a non-fiduciary agent of the Borrowers (and such agency being solely for tax purposes), shall maintain at the Administrative Agent’s Office a copy of each Assignment and Assumption delivered to it (or the equivalent thereof in electronic form) and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts of (and stated interest on) the Revolving Credit Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”).  The entries in the Register shall be conclusive absent demonstrable error and the Borrowers, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement.  The Register shall be available for inspection by the Borrowers and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

(d)        Participations.  Any Lender may at any time, without the consent of, or notice to, the Borrowers or the Administrative Agent, sell participations to any Person which is, and which certifies in writing to such Lender that it is, both a “qualified purchaser” (within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder) and a “qualified institutional buyer” (within the meaning of Rule 144A under the Securities Act of 1933, as amended) (but excluding a natural person, or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of a natural person, a Defaulting Lender or a Borrower or any Borrower’s Affiliates or Subsidiaries) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Revolving Credit Loans (including such Lender’s participations in Swing Line Loans) owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrowers, the Administrative Agent and the Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement.  For the avoidance of doubt, each Lender shall be responsible for the indemnity under Section 11.04(c) without regard to the existence of any participation.

Any agreement or instrument pursuant to which a Lender sells such a participation shall include a certification by the participant that it is, or meets the criteria for being, both a “qualified purchaser” (within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder) and a “qualified institutional buyer” (within the meaning of Rule 144A under the Securities Act of 1933, as amended), and shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification described in the first proviso to Section 11.01 that affects such Participant.  Subject to subsection (e) of this Section, each Borrower agrees that each Participant shall be entitled to the benefits of Sections 3.01,  3.04 and 3.05 (subject to the requirements and limitations of such Sections) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to subsection (b) of this Section (it being understood that the documentation required under Section 3.01(e) shall be delivered to the Lender who sells the participation) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section; provided that such Participant (A) agrees to be subject to the provisions of Sections 3.06 and 11.13 as if it were an assignee under paragraph (b) of this Section and (B) shall not be entitled to receive any greater payment under Sections 3.01 or 3.04, with respect to any participation, than the Lender from whom it acquired the applicable participation would have been entitled to receive.  Each Lender that sells a participation agrees, at the Borrowers’ request and expense, to use reasonable efforts to cooperate with the Borrowers to effectuate the provisions of Section 3.06 with respect to any Participant.  To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 11.08 as though it were a Lender, provided such Participant agrees to be subject to Section 2.11 as though it were a Lender.

Each Lender that sells a participation, acting solely for this purpose as a non-fiduciary agent of the Borrowers, shall retain a copy of each Participant’s certification (each such certification, a “Participant Certification”) as to its status as a “qualified purchaser” and “qualified institutional buyer” described above, and shall maintain a register on which it enters the name and address of each Participant and the principal amounts of (and stated interest on) each participant’s interest in the Revolving Credit Loans or other obligations under this Agreement (the “Participant Register”); provided that other than its obligation to provide certifications with respect to or copies of any Participant Certifications to the Borrowers pursuant to a request made by Borrowers in accordance with this paragraph, no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant's interest in any commitments, loans or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations.  The entries in the Participant Register shall be conclusive, absent demonstrable error, and such Lender shall treat each person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary.  Upon the written request of the Borrowers, each Lender that has sold a participation shall certify to the Borrowers that it has received and retains a copy of each of its Participants’ Participant Certifications, and shall upon the further request of the Borrowers provide a copy thereof to the Borrowers, provided that the Borrowers may only so request copies of the Participant Certifications to the extent that they reasonably and in good faith believe that receipt of a copy of the Participant Certification(s) retained by a Lender is necessary in order for Borrowers to confirm they are exempt from registration under the Investment Company Act of 1940, as amended, by virtue of the provisions of Section 3(c)(7) thereof.  Borrowers hereby agree to maintain the confidentiality of all information furnished to them pursuant to this paragraph, except that same may be disclosed (a) to the Parent and to its and the Parent’s respective directors, officers, employees, accountants and advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such information and instructed to keep such information confidential), (b) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (c) to any Governmental Authority or (d) with the written consent of the Lender that disclosed the information to them.  For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.

(e)        Limitations upon Participant Rights.  A Participant shall not be entitled to receive any greater payment under Section 3.01 or 3.04 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation and the participating Lender would have been entitled to receive such greater payment.

(f)        Certain Pledges.  Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including under its Note, if any) to secure obligations of such Lender, including any pledge or assignment, or grant of a security interest, to secure obligations to a Federal Reserve Bank or any other central bank; provided that no such pledge or assignment or grant shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee or grantee for such Lender as a party hereto.

(g)        Transfers to Non-Qualified Purchasers/Qualified Institutional Buyers.  Notwithstanding anything herein to the contrary, in no event may any Revolving Credit Loan or any interest therein be assigned to or otherwise acquired by (whether by assignment or participation or through a swap or other derivative transaction) any Person which is not both a “qualified purchaser” (within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder) and a “qualified institutional buyer” (within the meaning of Rule 144A under the Securities Act of 1933, as amended).  Any assignment or acquisition not in compliance with the foregoing sentence shall be void ab initio and of no force or effect, and shall not be effective to transfer any interest whatsoever herein.

(h)        Certain Transactions.  Notwithstanding anything herein to the contrary, no Lender will incur any indebtedness that it believes would subject any Borrower (or any part of any

Borrower) to the “taxable mortgage pool” provisions under Code Section 7701(i) under the anti-avoidance rules of Treasury Regulation Section 301.7701(i)-1(g).

(i)         Resignation as Swing Line Lender after Assignment.  Notwithstanding anything to the contrary contained herein, if at any time Bank of America assigns all of its Commitment and Revolving Credit Loans pursuant to subsection (b) above, Bank of America may, (i) upon thirty (30) days’ notice to the Borrowers and the Lenders, resign as Swing Line Lender.  In the event of any such resignation as Swing Line Lender, the Borrowers shall be entitled to appoint from among the Lenders a successor Swing Line Lender hereunder; provided,  however, that no failure by the Borrowers to appoint any such successor shall affect the resignation of Bank of America as Swing Line Lender.  If Bank of America resigns as Swing Line Lender, it shall retain all the rights of the Swing Line Lender provided for hereunder with respect to Swing Line Loans made by it and outstanding as of the effective date of such resignation, including the right to require the Lenders to make Revolving Credit Loans or fund risk participations in outstanding Swing Line Loans pursuant to Section 2.16(c).  Upon the appointment of a successor Swing Line Lender, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring Swing Line Lender.

11.07      Treatment of Certain Information; Confidentiality.  Each of the Administrative Agent and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates and to its Related Parties (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent required or requested by any regulatory authority purporting to have jurisdiction over such Person or its Related Parties (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party hereto, (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or any Eligible Assignee invited to be a Lender pursuant to Section 2.15(c) or (ii) any actual or prospective party (or its Related Parties) to any swap, derivative or other transaction under which payments are to be made by reference to the one or more Loan Parties and their obligations, this Agreement or payments hereunder, (g) on a confidential basis to (i)  any rating agency in connection with rating one or more of the Loan Parties or the credit facility provided hereunder or (ii) the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of CUSIP numbers or other market identifiers with respect to the credit facilities provided hereunder, (h) with the consent of the Borrowers or (i) to the extent such Information (x) becomes publicly available other than as a result of a breach of this Section or (y) becomes available to the Administrative Agent, any Lender, or any of their respective Affiliates on a nonconfidential basis from a source other than the Borrowers.  In addition, the Administrative Agent and the Lenders may disclose the existence of this Agreement and information about this Agreement customarily included in league table measurements to market data collectors and similar service providers to the lending industry.  For purposes of this Section, “Information” means all information received from the Parent, any Borrower or any

Subsidiary thereof relating to the Loan Parties or any Subsidiary thereof or any of their respective businesses, other than any such information that is available to the Administrative Agent or any Lender on a nonconfidential basis prior to disclosure by the Parent or any Subsidiary thereof, provided that, in the case of information received from the Parent or any Subsidiary thereof after the Original Closing Date, such information is clearly identified at the time of delivery as confidential.  Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

Each of the Administrative Agent and the Lenders acknowledges that (a) the Information may include material non-public information concerning the Parent or a Subsidiary thereof, as the case may be, (b) it has developed compliance procedures regarding the use of material non-public information and (c) it will handle such material non-public information in accordance with applicable Law, including United States Federal and state securities Laws.

11.08      Right of Setoff.  If an Event of Default shall have occurred and be continuing, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, after obtaining the prior written consent of the Administrative Agent, to the fullest extent permitted by applicable law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Lender or any such Affiliate to or for the credit or the account of any Loan Party against any and all of the obligations of such Loan Party now or hereafter existing under this Agreement or any other Loan Document to such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement or any other Loan Document and although such obligations of such Loan Party may be contingent or unmatured or are owed to a branch or office of such Lender different from the branch or office holding such deposit or obligated on such indebtedness; provided, that in the event that any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.13 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent and the Lenders, and (y) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff.  The rights of each Lender and their respective Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender or their respective Affiliates may have.  Each Lender agrees to notify the Borrowers and the Administrative Agent promptly after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application.

11.09      Interest Rate Limitation.  Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable Law (the “Maximum Rate”).  If the Administrative Agent or any Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to the Borrowers.  In determining whether the interest contracted for, charged, or received by the Administrative Agent or a Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable Law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations hereunder.

11.10      Counterparts; Integration; Effectiveness.  This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  This Agreement and the other Loan Documents, and any separate letter agreements with respect to fees payable to the Administrative Agent, constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.  Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto.  Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging means (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement.

11.11      Survival of Representations and Warranties.  All representations and warranties made hereunder and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof.  Such representations and warranties have been or will be relied upon by the Administrative Agent and each Lender, regardless of any investigation made by the Administrative Agent or any Lender or on their behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default at the time of making any Loan, and shall continue in full force and effect as long as any Loan or any other Obligation hereunder shall remain unpaid or unsatisfied.

11.12      Severability.  If any provision of this Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions.  The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.  Without limiting the foregoing provisions of this Section 11.12, if and to the extent that the enforceability of any provisions in this Agreement relating to Defaulting Lenders shall be limited by Debtor Relief Laws, as determined in good faith by the Administrative Agent or the Swing Line Lender, as applicable, then such provisions shall be deemed to be in effect only to the extent not so limited.

11.13      Replacement of Lenders.  If any Lender requests compensation under Section 3.04, or if the Borrowers are required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01, if any Lender is a Defaulting Lender, or if any other circumstance exists hereunder that gives the Borrowers the right to replace a Lender as a party hereto, then the Borrowers may, at their sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 11.06), all of its interests, rights (other than its existing rights to payments pursuant to Sections 3.01 and 3.04)  and obligations under this Agreement and the related Loan Documents to an Eligible Assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment), provided that:

(a)        the Borrowers shall have paid to the Administrative Agent the assignment fee specified in Section 11.06(b);

(b)        such Lender shall have received payment of an amount equal to 100% of the outstanding principal of its Revolving Credit Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents from the assignee and any amounts payable by the Borrowers pursuant to Section 3.01,  3.04 or 3.05 from the Borrowers (it being understood that the Assignment and Assumption relating to such assignment shall provide that any interest and fees that accrued prior to the effective date of the assignment shall be for the account of the replaced Lender and such amounts that accrue on and after the effective date of the assignment shall be for the account of the replacement Lender);

(c)        in the case of any such assignment resulting from a claim for compensation under Section 3.04 or payments required to be made pursuant to Section 3.01, such assignment will result in a reduction in such compensation or payments thereafter; and

(d)        such assignment does not conflict with applicable Laws.

A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrowers to require such assignment and delegation cease to apply.  Each Lender agrees that, if the Borrowers elect to replace such Lender in accordance with this Section 11.13,  it shall promptly execute and deliver to the Administrative Agent an Assignment and Assumption to evidence the assignment and shall deliver to the Administrative Agent any Note (if a Note has been issued in respect of such Lender’s Revolving Credit Loans) subject to such Assignment and Assumption; provided that the failure of any such Lender to execute an Assignment and Assumption shall not render such assignment invalid and such assignment shall be recorded in the Register.

11.14      Governing Law; Jurisdiction; Etc.

(a)        GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAWS, BUT OTHERWISE WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES).

(b)        SUBMISSION TO JURISDICTION.  EACH LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW

OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST THE ADMINISTRATIVE AGENT, ANY LENDER, OR ANY RELATED PARTY OF THE FOREGOING IN ANY WAY RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS RELATING HERETO OR THERETO, IN ANY FORUM OTHER THAN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT.  EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION, LITIGATION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.  NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT OR ANY LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST ANY LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(c)        WAIVER OF VENUE.  EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (b) OF THIS SECTION.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(d)        SERVICE OF PROCESS.  EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 11.02.  NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

11.15      Waiver of Jury Trial.  EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF

LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

11.16      No Advisory or Fiduciary Responsibility.  In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), each Loan Party acknowledges and agrees, and acknowledges its Affiliates’ understanding, that:  (i) (A) the arranging and other services regarding this Agreement provided by the Administrative Agent, the Arranger and the Lenders are arm’s-length commercial transactions between such Loan Party and its Affiliates, on the one hand, and the Administrative Agent, the Arranger and the Lenders, on the other hand, (B) each Loan Party has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and (C) each Loan Party is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; (ii) (A) each of the Administrative Agent, the Arranger and each Lender is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for any Loan Party or any of its Affiliates, or any other Person and (B) none of the Administrative Agent, the Arranger or any Lender has no obligation to any Loan Party or any of its Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (iii) the Administrative Agent, the Arranger, the Lenders and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Loan Parties and their respective Affiliates, and none of the Administrative Agent, the Arranger or any Lender has any obligation to disclose any of such interests to the Loan Parties or any of their respective Affiliates. Each of the Borrowers and the other Loan Parties hereby agrees that it will not claim that any of the Administrative Agent, the Arranger, any Lender or any of their respective Affiliates has rendered advisory services of any nature or respect or owes any fiduciary duty to it (including your stockholders, employees or creditors) in connection with any aspect of any transaction contemplated hereby.

11.17      Electronic Execution of Assignments and Certain Other Documents.  The words “execute,” “execution,” “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby (including without limitation Assignment and Assumptions, amendments or other modifications, Committed Loan Notices, Swing Line Loan Notices, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary the Administrative Agent is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it.

11.18      USA PATRIOT Act.  Each Lender that is subject to the Act (as hereinafter defined) and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Loan Parties that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”), it is required to obtain, verify and record information that identifies each Loan Party, which information includes the name and address of such Loan Party and other information that will allow such Lender or the Administrative Agent, as applicable, to identify such Loan Party in accordance with the Act.  Each Loan Party shall, promptly following a request by the Administrative Agent or any Lender, provide all documentation and other information that the Administrative Agent or such Lender requests in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the Act.

11.19      Joint and Several Liability; Recourse Nature of Obligations.  Each of the Borrowers shall be jointly and severally liable with the other Borrowers for the Obligations, and each of the Obligations shall be secured by all of the Collateral.  Each Borrower acknowledges that it is a co-borrower hereunder and is jointly and severally liable under this Agreement and the other Loan Documents.  Any payment made by a Borrower in respect of Obligations owing by one or more Borrowers shall be deemed a payment of such Obligations by and on behalf of all Borrowers.  All Loans extended to any Borrower or requested by any Borrower shall be deemed to be Loans extended for each of the Borrowers, and each Borrower hereby authorizes each other Borrower to effectuate Loans on its behalf.  Notwithstanding anything to the contrary contained in this Agreement or any of the other Loan Documents, the Administrative Agent and the Lenders shall be entitled to rely upon any request, notice or other communication received by them from the Parent on behalf of all Borrowers, and shall be entitled to treat their giving of any notice hereunder to the Parent in accordance with the provisions of this Agreement as notice to each and all Borrowers.

Each Borrower agrees that the joint and several liability of the Borrowers provided for in this Section 11.19 shall not be impaired or affected by any modification, supplement, extension or amendment of any contract or agreement to which the other Borrowers may hereafter agree (other than an agreement signed by the Administrative Agent and the Lenders specifically releasing such liability), nor by any delay, extension of time, renewal, compromise or other indulgence granted by the Administrative Agent or any Lender with respect to any of the Obligations, nor by any other agreements or arrangements whatsoever with the other Borrowers or with any other Person, each Borrower hereby waiving all notice of such delay, extension, release, substitution, renewal, compromise or other indulgence, and hereby consenting to be bound thereby as fully and effectually as if it had expressly agreed thereto in advance.  The liability of each Borrower is direct and unconditional as to all of the Obligations, and may be enforced without requiring the Administrative Agent or any Lender first to resort to any other right, remedy or security.  Except to the extent otherwise provided herein, each Borrower hereby expressly waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Obligations, the Notes, this Agreement or any other Loan Document and any requirement that the Administrative Agent or any Lender protect, secure, perfect or insure any

Lien or any property subject thereto or exhaust any right or take any action against any Borrower or any other person or any collateral.

Each Borrower hereby irrevocably waives and releases each other Borrower from all “claims” (as defined in Section 101(5) of the Bankruptcy Code) to which such Borrower is or would be entitled by virtue of the provisions of the first paragraph of this Section 11.19 or the performance of such Borrower’s obligations thereunder including, without limitation, any right of subrogation (whether contractual, under Section 509 of the Bankruptcy Code or otherwise), reimbursement, contribution, exoneration or similar right, or indemnity, or any right of recourse to security for any of the Obligations, in each case until all of the Obligations have been paid in full and this Agreement is terminated.

For the avoidance of doubt, all Obligations of the Loan Parties are full recourse to the Loan Parties and their respective assets, regardless of whether those assets constitute Collateral.

11.20      ENTIRE AGREEMENT.  THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

11.21      Amendment and Restatement; Continuing Obligations; Affirmation of Security Agreement and Pledge Agreement.

(a)        As of the Restatement Effective Date, the “Lenders” under (and as defined in) the Existing Credit Agreement shall be Lenders under this Agreement with Commitments as set forth on Schedule 2.01 hereto.  On the Restatement Effective Date, the Existing Credit Agreement shall be amended, restated and superseded in its entirety by this Agreement.  The parties hereto acknowledge and agree that (i) this Agreement and the other Loan Documents, whether executed and delivered in connection herewith or otherwise, do not constitute a novation, payment and reborrowing, or termination of the obligations of the Borrowers under the Existing Credit Agreement as in effect prior to the Restatement Effective Date and (ii) such obligations are in all respects continuing (as amended and restated hereby) with only the terms thereof being modified as provided in this Agreement. Without limiting the generality of the foregoing, (i) all “Revolving Credit Loans” outstanding under (and as defined in) the Existing Credit Agreement shall on the Restatement Effective Date become Revolving Credit Loans hereunder, (ii) all other obligations outstanding under the Existing Credit Agreement shall on the Restatement Effective Date be obligations under this Agreement and (iii) all references to the “Credit Agreement” contained in any Loan Document shall be deemed to refer to this Agreement.  To the extent the Existing Credit Agreement provides that certain terms survive the termination of the Existing Credit Agreement or survive the payment in full of principal, interest and all other amounts payable thereunder, then such terms shall survive the amendment and restatement of the Existing Credit Agreement.

(b)        On the Restatement Effective Date, the Original Notes, if any, held by each Lender shall be deemed to be cancelled and, if such Lender has requested a Revolving Credit Note hereunder, amended and restated by the Revolving Credit Note delivered hereunder on or about the Restatement Effective Date (regardless of whether any Lender shall have delivered to the Borrowers for cancellation the Original Note held by it).  Each Lender, whether or not requesting a Revolving Credit Note hereunder, shall use its commercially reasonable efforts to deliver the Original Notes held by it to the Borrowers for cancellation and/or amendment and restatement.  All amounts owing under, and evidenced by, the Original Notes as of the Restatement Effective Date shall continue to be outstanding hereunder, and shall from and after the Restatement Effective Date, if requested by the Lender holding such Original Note, be evidenced by the Revolving Credit Note delivered hereunder and shall in any event be evidenced by, and governed by the terms of, this Agreement.  Each Lender hereby agrees to indemnify and hold harmless the Loan Parties from and against any and all liabilities, losses, damages, actions or claims that may be imposed on, incurred by or asserted against any Loan Party arising out of such Lender’s failure to deliver the Original Notes held by it to the Borrowers for cancellation, subject to the condition that the Borrowers shall not make any payment to any Person claiming to be the holder of any such Original Note unless such Lender is first notified of such claim and is given the opportunity, at such Lender’s sole cost and expense, to assert any defenses to such payment.

(c)        Each Loan Party party to the Security Agreement hereby (i) affirms its obligations under the Security Agreement, (ii) confirms its grant of a security interest in and the Lien on the Collateral of such Loan Party contained in the Security Agreement and (ii) acknowledges and agrees that the Liens granted by such Loan  Party to the Administrative Agent, for the benefit of the Secured Parties, in the Security Agreement are and remain valid and perfected Liens in the Collateral of such Loan Party securing the payment and performance of all of the Obligations.  Each Loan Party party to the Pledge Agreement hereby (i) affirms its obligations under the Pledge Agreement, (ii) confirms its grant of a security interest in and the Lien on the Collateral of such Loan Party contained in the Pledge Agreement and (iii) acknowledges and agrees that the Liens granted by such Loan  Party to the Administrative Agent, for the benefit of the Secured Parties, in the Pledge Agreement are and remain valid and perfected Liens in the Collateral of such Loan Party securing the payment and performance of all of the Obligations.

11.22      Pledges of Additional Collateral Assets.

(a)        Pledge of Additional Collateral Assets as Collateral.  If and to the extent that the Loan Parties wish to eliminate all or any portion of a Borrowing Base Shortfall, the Borrowers and the Loan Asset Subsidiary Guarantors shall be entitled to cause the Collateral pledged by them under the Security Agreement to include a first priority perfected security interest in favor of the Administrative Agent for the benefit of the Secured Parties in one or more Additional Collateral Assets that constitute Pledged Additional Collateral Assets.

(b)        Removal by Administrative Agent of Additional Collateral Assets as Collateral.  The Administrative Agent shall have the right, in its reasonable commercial discretion, to revoke its prior approval of any commercial real estate mezzanine loan or other debt investment as an Additional Collateral Asset if any event or circumstance occurs in respect of such commercial real estate mezzanine loan or other debt investment (or the obligor(s) thereon), in each case following the Administrative Agent’s approval of loan or investment as an Additional Collateral Asset, that the Administrative Agent reasonably determines to be materially adverse to such commercial real estate mezzanine loan or other debt investment (any such commercial real estate mezzanine loan or other debt investment being referred to herein as a “Non-Qualifying Additional Collateral Asset”).  The Administrative Agent shall promptly provide the Borrowers with notice of any such revocation, whereupon such commercial real estate mezzanine loan or other debt investment shall no longer constitute a Pledged Additional Collateral Asset for purposes of calculating the Borrowing Base Shortfall Amount.

For the avoidance of doubt, (i) the Borrowing Base Amount will be adjusted upon any such revocation, (ii) if and to the extent that after giving effect to such revocation the Total Outstandings exceed the Borrowing Base Amount at such time, the Borrowers will prepay Loans in accordance with Section 2.03(b) and (iii) the Administrative Agent shall not be required to release its security interest in any Non-Qualifying Additional Collateral Asset that constitutes Collateral until such time as it shall have received a Borrowing Base Certificate demonstrating that, after giving effect to the adjustment of the Borrowing Base Amount required upon such revocation, the Total Outstandings do not exceed the Borrowing Base Amount.

11.23      Removal of Eligible Assets at Request of Loan Parties; Release of Collateral or Property Asset Subsidiary Guarantors at Request of Loan Parties.

(a)   Upon satisfaction of each of the Release Conditions with respect to any proposed Release Transaction, the release contemplated by such Release Transaction shall be effective automatically and without further action of any Person and:

(i)    if the proposed Release Transaction involves release of a Property Asset Subsidiary Guarantor from its obligations under the Guaranty, the Administrative Agent shall, at the sole expense of the Borrowers, execute and deliver such documents as the Loan Parties may reasonably request as necessary or desirable to evidence the release of the applicable Property Asset Subsidiary Guarantor from its obligations under the Guaranty;

(ii)   if the proposed Release Transaction involves release of the Lien of the Administrative Agent on any Loan Asset, the Administrative Agent shall, at the sole expense of the Borrowers, execute and deliver such documents as the Loan Parties may reasonably request as necessary or desirable to evidence the release of the Lien of the Administrative Agent on such Loan Asset;

(iii)  if the proposed Release Transaction involves release of the Lien of the Administrative Agent on any Equity Interest in a Property Asset Subsidiary Guarantor, the Administrative Agent shall, at the sole expense of the Borrowers, execute and deliver such documents as the Loan Parties may reasonably request as necessary or desirable to evidence the release of the Lien of the Administrative Agent on such Equity Interest; and

(iv)  if the proposed Release Transaction involves release of the Lien of the Administrative Agent on any Pledged Additional Collateral Asset, the

Administrative Agent shall, at the sole expense of the Borrowers, execute and deliver such documents as the Loan Parties may reasonably request as necessary or desirable to evidence the release of the Lien of the Administrative Agent on such Pledged Additional Collateral Asset;

(b)   For the avoidance of doubt:

(i)    Upon a release pursuant to a Release Transaction of the sort contemplated in clause (a)(i) above, all Properties owned or ground leased by the Property Asset Subsidiary Guarantor that is released shall be removed from the calculation of the Borrowing Base Amount;

(ii)   Upon a release pursuant to a Release Transaction of the sort contemplated in clause (a)(ii) above, the Loan Asset that is the subject of the Lien release shall be removed from the calculation of the Borrowing Base Amount;

(iii)  Upon a release pursuant to a Release Transaction of the sort contemplated in clause (a)(iii) above, all Properties owned by the Property Asset Subsidiary Guarantor that is released shall be removed from the calculation of the Borrowing Base Amount; and

(iv)  Upon a release pursuant to a Release Transaction of the sort contemplated in clause (a)(iv) above, the Pledged Additional Collateral Asset that is the subject of the Lien release shall be removed from the calculation of the Borrowing Base Shortfall.

(c)   The Administrative Agent shall promptly notify the Lenders following the consummation of any proposed Release Transaction.

11.24      Acknowledgement and Consent to Bail-In of EEA Financial Institutions.  Solely to the extent any Lender that is an EEA Financial Institution is a party to this Agreement and notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender that is an EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)   the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any Lender that is an EEA Financial Institution; and

(b)   the effects of any Bail-In Action on any such liability, including, if applicable:

(i)    a reduction in full or in part or cancellation of any such liability;

(ii)   a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii)  the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of any EEA Resolution Authority.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

BORROWERS:

STARWOOD PROPERTY MORTGAGE SUB-10, L.L.C.

By:       /s/ ANDREW J. SOSSEN

Name: Andrew J. Sossen

Title:   Authorized Signatory

STARWOOD PROPERTY MORTGAGE SUB-10-A, L.L.C.

By:       /s/ ANDREW J. SOSSEN

Name: Andrew J. Sossen

Title:   Authorized Signatory

Signature Page to SPT Third A&R Credit Agreement

GUARANTORS:

STARWOOD PROPERTY TRUST, INC.

By:       /s/ ANDREW J. SOSSEN

Name: Andrew J. Sossen

Title:   Authorized Signatory

STARWOOD PROPERTY MORTGAGE SUB-10 HOLDCO, L.L.C.

By:       /s/ ANDREW J. SOSSEN

Name: Andrew J. Sossen
Title:   Authorized Signatory

STARWOOD PROPERTY MORTGAGE SUB-10-A HOLDCO, L.L.C.

By:       /s/ ANDREW J. SOSSEN

Name: Andrew J. Sossen
Title:   Authorized Signatory

SPT ACQUISITIONS HOLDCO, LLC

By:       /s/ ANDREW J. SOSSEN

Name: Andrew J. Sossen
            Title:   Authorized Signatory

SPT ACQUISITIONS SUB-1, LLC

By:       /s/ ANDREW J. SOSSEN

Name: Andrew J. Sossen
            Title:   Authorized Signatory

SPT ACQUISITIONS SUB-1-A, LLC

By:       /s/ ANDREW J. SOSSEN

Name: Andrew J. Sossen
            Title:   Authorized Signatory

Signature Page to SPT Third A&R Credit Agreement

BANK OF AMERICA, N.A., as
Administrative Agent

By:       /s/ MOLLIE S. CANUP

Name:  Mollie S. Canup
Title:  Vice President

Signature Page to SPT Third A&R Credit Agreement

***, as
a Lender

By:       ***

Name:  ***
Title:  ***

Signature Page to SPT Third A&R Credit Agreement

***, as
a Lender

By:       ***

Name: ***
Title:  ***

Signature Page to SPT Third A&R Credit Agreement

***, as a Lender

By:       ***

Name: ***
Title:  ***

Signature Page to SPT Third A&R Credit Agreement

***, as a Lender

By:       ***

Name: ***
Title:  ***

By:       ***

Name: ***
Title:  ***

Signature Page to SPT Third A&R Credit Agreement

***, as
a Lender

By:       ***

Name: ***
Title:  ***

Signature Page to SPT Third A&R Credit Agreement

***, as
a Lender

By:       ***

Name:  ***
Title:  ***

Signature Page to SPT Third A&R Credit Agreement

***, as a Lender

By:       ***

Name: ***
Title:  ***

By:       ***

Name: ***
Title:  ***

Signature Page to SPT Third A&R Credit Agreement

PAGE ONE TO START

SCHEDULE 2.01

Commitments and Applicable Percentages

Lender	Commitment	Applicable Percentage
***	$60,000,000	20.000000000%
***	$40,000,000	13.333333333%
***	$40,000,000	13.333333333%
***	$40,000,000	13.333333333%
***	$40,000,000	13.333333333%
***	$40,000,000	13.333333333%
***	$40,000,000	13.333333333%
TOTAL	$300,000,000	100%

SCHEDULE 5.12(d)

Pension Plans

None.

SCHEDULE 5.13

Loan Parties

Starwood Property Trust, Inc., a Maryland corporation

Starwood Property Mortgage Sub-10, L.L.C., a Delaware limited liability company

Starwood Property Mortgage Sub-10-A, L.L.C., a Delaware limited liability company

Starwood Property Mortgage Sub-10 HoldCo, L.L.C., a Delaware limited liability company

Starwood Property Mortgage Sub-10-A HoldCo, L.L.C., a Delaware limited liability company

SPT Acquisitions Holdco, LLC, a Delaware limited liability company

SPT Acquisitions Sub-1, LLC, a Delaware limited liability company

SPT Acquisitions Sub-1A, LLC, a Delaware limited liability company

The principal place of business of each Loan Party is located at 591 West Putnam Avenue, Greenwich, Connecticut 06830.

SCHEDULE 7.08

Transactions with Affiliates

1.    Management Agreement, dated as of August 17, 2009, between Parent and Manager

2.    Grants of Equity Compensation to the Manager

Under Parent’s equity incentive plans, Parent’s Compensation Committee is authorized to approve grants of equity-based awards to Parent’s  officers or directors and to Manager and its personnel and affiliates. On May 18, 2015, the Parent granted to the Manager 675,000 restricted stock units. This award of restricted stock units vests ratably on a quarterly basis over a three- year period that began on June 30, 2015. On March 15, 2017, the Parent granted to the Manager 1,000,000 restricted stock units. This award of restricted stock units vests ratably on a quarterly basis over a three-year period that began on June 30, 2017. These awards of restricted stock units, once vested, are settled in shares of Common Stock. The Manager is entitled to receive “distribution equivalents” with respect to these restricted stock units, whether or not vested, at the same time and in the same amounts as distributions are paid to the Parent’s holders of Common Stock.

3.    SEREF and Private Account Transactions

In December 2012, the Parent acquired 9,140,000 ordinary shares for approximately

$14.7 million in Starwood European Real Estate Finance Limited, a debt fund that is managed by an affiliate of the Manager and is listed on the London Stock Exchange (“SEREF”), in connection with SEREF’s initial public offering (the “SEREF Investment”), which equated to an approximate 4% ownership interest in SEREF. As of December 31, 2017, the Parent’s shares represented an approximate 2% ownership interest in SEREF.

In June 2016, the Parent co-originated a GBP-denominated $108.9 million first mortgage loan with SEREF for the development of a three-property mixed use portfolio located in Greater London, England (the “Greater London Loan”). The Parent originated $87.1 million of Greater London Loan commitment and SEREF originated $21.8 million of such commitment. In June 2017, the Parent and SEREF amended the Greater London Loan by reducing first mortgage’s total commitment to $88.8 million of which the Parent’s share is $71.0 million. The Greater London Loan bears interest at one-month LIBOR plus 5.75% and matures in June 2019.

4.    LNR Property LLC

In April 2013, the Parent completed the acquisition (the “LNR Property Acquisition”) of all the outstanding equity interests of LNR Property from Aozora Investments LLC, CBR I LLC, iStar Marlin LLC, Opps VIIb LProp, L.P. and VNO LNR Holdco LLC (collectively, the “LNR Property Sellers”), for approximately $730 million pursuant to a purchase and sale agreement among the Parent, LNR Property and the LNR Property Sellers. At the time, LNR Property was  a diversified real estate services and investment company that, among other things, invested in commercial real estate securities, whole loans and equity. An additional $194 million was paid by SOF-IX U.S. Holdings, L.P., an affiliate of the Parent’s Chief Executive Officer and the Manager (“SCG”), in connection with SCG’s acquisition of certain assets of LNR Property and its subsidiaries immediately prior to the completion of the LNR Property Acquisition, pursuant to a purchase and sale agreement among SCG, LNR Property and the LNR Property Sellers. The assets acquired by SCG included, among other things, a 50% interest in LNR Property’s equity interest in Ten-X (formerly known as Auction.com), a privately-held entity which provides services to sellers of residential, commercial, multi-family and hospitality properties, land and performing and non performing notes and loan pools in an auction format.

In connection with the LNR Property Acquisition, the Parent entered into several additional arrangements with SCG or its affiliates, including a shared services agreement that allows for the provision of certain transitional and shared services to LNR Property’s  commercial property business, which was acquired by SCG (the “Shared Services Agreement”). Under the Shared Services Agreement, the services are to be provided for a period of up to three years, and include general ledger support, human resources services and information technology support. The fees for each of these services vary depending upon the nature of the service being provided. In 2017, the subsidiary of the Parent earned approximately $0.1 million in such fees from SCG.

5.    Regional Mall Securitization Investment

In December 2013, the Parent acquired a subordinate CMBS investment in a securitization from a third party (the “2013 Regional Mall Securitization Investment”). The borrowers are several special purpose entities that are affiliates of the Manager and indirectly owned and controlled by Starwood Capital Group. The 2013 Regional Mall Securitization Investment was acquired for $84.1 million and is secured by five regional malls in Ohio, California and Washington. In January 2016, the Parent acquired an additional $9.7 million of this subordinate CMBS Investment.

6.    SCG Core-Plus Investment

In October 2014, the Parent committed $150.0 million for a 33% limited partner equity interest in SCG Core-Plus Retail Fund, L.P., an affiliate of the Manager (“SCG Core-Plus”), of which $132.0 million was funded in October 2014. In August 2017, the Parent funded the remaining $15.5 million capital commitment in SCG-Core-Plus. All leasing services and asset management functions for the acquired properties are conducted by an affiliate of the Manager that specializes in redeveloping, managing and repositioning retail real estate assets. In addition, another affiliate of the Manager serves as the general partner of SCG Core-Plus.

7.    Office Campus Loan Investment

In August 2017, the Parent originated a $339.2 million first mortgage and mezzanine loan for the acquisition of an office campus located in Irvine, California. An affiliate of the Manager has a non-controlling equity interest in the borrower.

8.    Acquisitions from Consolidated CMBS Trusts

The Parent acquires interests in properties from CMBS trusts, some of which are consolidated on the Parent’s balance sheet. During the years ended December 31, 2017, 2016  and 2015, the Parent acquired $30.9 million, $136.9 million and $117.2 million, respectively, of net real estate assets from consolidated CMBS trusts for total purchase prices of $31.3 million,

$136.7 million and $130.2 million, respectively, and subsequently issued non-controlling interests of $6.5 million and $5.5 million for the years ended December 31, 2016 and 2015, respectively. Also during the year ended December 31, 2016, a partnership in which the Parent holds a 50% interest acquired a $28.4 million real estate asset from a CMBS trust for a purchase price of $19.0 million.

The Parent also acquires controlling interests in performing and non-performing commercial mortgage loans from consolidated CMBS trusts. During the year ended December 31, 2016, the Parent acquired $36.6 million of performing loans from consolidated CMBS trusts. There were no performing loans acquired during the years ended December 31, 2017 and 2015. During the years ended December 31, 2016 and 2015, the Parent acquired $8.2 million and $14.5 million of non-performing loans from consolidated CMBS trusts. There were no non-performing loans acquired during the year ended December 31, 2017.

9.    Other Related Party Arrangements

During 2016, the Parent established a co-investment fund which provides key personnel with the opportunity to invest in certain properties included in the Parent’s Real Estate Investing and Servicing business segment. The fund carries an aggregate commitment of $15.0 million  and owns a 10% equity interest in the subsidiary of the Parent which owns such properties. As  of December 31, 2017, the Fund Participants funded $4.9 million of such commitment. In an effort to retain key personnel, the Fund Participants are entitled to a promote on their investment, whereby operating profits are distributed assuming implied leverage of 60% on the Fund Participants’ capital accounts. This promote is paid after the Parent, as general partner of the fund, earns a 5% preferred return.

10.  Energy Loan

In February 2018, the Parent acquired a $130.0 million first mortgage participation from a third party. The loan is secured by four coal-fired power plants located in the U.S. The borrower is an affiliate of the Parent’s Manager.

SCHEDULE 11.02

Administrative Agent’s Office; Certain Addresses for Notices

If to the Administrative Agent:

Administrative Agent’s Office

(for payments and Requests for Loans):

Bank of America, N.A.

Building C

2380 Performance Drive

Richardson, Texas 75082

Attention: Bradley Edwards

Telephone: (469) 201-7317

Telecopier: (214) 530-2797

Electronic Mail: bradley.edwards2@baml.com

Payment Instructions:

***

Other Notices to Administrative Agent:

Bank of America –  Gateway Village

Mail Code: NC1-026-06-03

900 West Trade Street

Charlotte NC 28255-0001

Attn: Mollie Canup

PHONE: 980-387-5449

FAX: 704-409-0011

EMAIL: mollie.s.canup@baml.com

If to any Loan Party:

[Name of entity]

c/o Starwood Capital Group

591 West Putnam Avenue

Greenwich, Connecticut 06830

Attention: Andrew J. Sossen

Tel: (203) 422-8191

Fax: (203) 422-8192

Taxpayer ID numbers:

Starwood Property Trust, Inc.	27-0247747
Starwood Property Mortgage Sub-10, L.L.C.	61-1688317
Starwood Property Mortgage Sub-10-A, L.L.C.	90-0870472
Starwood Property Mortgage Sub-10 HoldCo, L.L.C.	30-0743858
Starwood Property Mortgage Sub-10-A HoldCo, L.L.C.	80-0835321
SPT Acquisitions Holdco, LLC	27-0247747
SPT Acquisitions Sub-1, LLC	37-1788671
SPT Acquisitions Sub-1A, LLC	27-0247747

EXHIBIT A-1

FORM OF LOAN NOTICE

Date:               ,

To:       Bank of America, N.A., as Administrative Agent Ladies and Gentlemen:

Reference is made to that certain Third Amended and Restated Credit Agreement, dated as of February 28, 2018 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement”; the terms defined therein being used herein as therein defined), among Starwood Property Mortgage Sub-10, L.L.C., a Delaware limited liability company (“Starwood Property Mortgage Sub-10”), Starwood Property Mortgage Sub- 10-A, L.L.C., a Delaware limited liability company (together with Starwood Property Mortgage Sub-10, the “Borrowers”), Starwood Property Trust, Inc., a Maryland corporation (the “Parent”), the Subsidiaries of the Parent party thereto as guarantors, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent.

The undersigned hereby requests (select one):

p  A Borrowing of Revolving Credit Loans

p  A conversion of Revolving Credit Loans

p  A continuation of Eurodollar Rate Loans

1.                     On                                                 (a Business Day).

2.                     In the amount of $                                  .

3.                     Comprised of                                           .

[Type of Revolving Credit Loan/Borrowing requested]

4.          For Eurodollar Rate Loans that bear interest on clause (a) of the definition of Eurodollar Rate:  with an Interest Period of                        months.

5.          The Revolving Credit Loans, if any, borrowed hereunder shall be disbursed to the following deposit account:

The Borrowing, if any, requested herein complies with the proviso to Section 2.01 of the Agreement.

A-1-1

Form of Loan Notice

STARWOOD PROPERTY MORTGAGE SUB- 10, L.L.C.

By:

Name: Andrew J. Sossen

Title: Authorized Signatory

STARWOOD PROPERTY MORTGAGE SUB- 10-A, L.L.C.

By:

Name: Andrew J. Sossen

Title: Authorized Signatory

A-1-2

Form of Loan Notice

EXHIBIT A-2

SWING LINE LOAN NOTICE

Date:               ,

To:       Bank of America, N.A., as Swing Line Lender

Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain Third Amended and Restated Credit Agreement, dated as of February 28, 2018 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement”; the terms defined therein being used herein as therein defined), among Starwood Property Mortgage Sub-10, L.L.C., a Delaware limited liability company (“Starwood Property Mortgage Sub-10”), Starwood Property Mortgage Sub- 10-A, L.L.C., a Delaware limited liability company (together with Starwood Property Mortgage Sub-10, the “Borrowers”), Starwood Property Trust, Inc., a Maryland corporation (the “Parent”), the Subsidiaries of the Parent party thereto as guarantors, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent.

The undersigned hereby requests a Swing Line Loan:

1.          On                                                               (a Business Day).

2.          In the amount of $                                                       .

The Swing Line Borrowing requested herein complies with the requirements of the provisos to the first sentence of Section 2.16(b) of the Agreement.

STARWOOD PROPERTY MORTGAGE SUB- 10, L.L.C.

By:
Name:	Andrew J. Sossen
Title:	Authorized Signatory

STARWOOD PROPERTY MORTGAGE SUB- 10-A, L.L.C.

By:
Name:	Andrew J. Sossen
Title:	Authorized Signatory

A-2-1

Form of Swing Line Loan Notice

EXHIBIT B

FORM OF NOTE

          , 20__

FOR VALUE RECEIVED, each of the undersigned (each a “Borrower” and, collectively the “Borrowers”), hereby promises to pay to                                     or registered assigns (the “Lender”), in accordance with the provisions of the Agreement (as hereinafter defined), the principal amount of each Revolving Credit Loan from time to time made by the Lender to the Borrowers under that certain Third Amended and Restated Credit Agreement, dated as of February 28, 2018 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement”; the terms defined therein being used herein as therein defined), among the Borrowers, Starwood Property Trust, Inc. (the “Parent”), the subsidiaries of the Parent from time to time party thereto as guarantors, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent.

Each Borrower promises to pay interest on the unpaid principal amount of each Revolving Credit Loan made by the Lender from the date of such Revolving Credit Loan until such principal amount is paid in full, at such interest rates and at such times as provided in the Agreement. All payments of principal and interest shall be made to the Administrative Agent for the account of the Lender in Dollars in immediately available funds at the Administrative Agent’s Office. If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Agreement.

This Note is one of the Notes referred to in the Agreement, is entitled to the benefits thereof and may be prepaid in whole or in part subject to the terms and conditions provided therein. This Note is also entitled to the benefits of the Guaranty and is secured by  the Collateral. Upon the occurrence and continuation of one or more of the Events of Default specified in the Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable all as provided in the Agreement. Revolving Credit Loans made by the Lender shall be evidenced by one or more loan accounts or records maintained by the Lender in the ordinary course of business. The Lender  may also attach schedules to this Note and endorse thereon the date, amount and maturity of its Revolving Credit Loans and payments with respect thereto.

Each Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Note.

Form of Note

THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAWS, BUT OTHERWISE WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES).

STARWOOD PROPERTY MORTGAGE SUB- 10, L.L.C.

By:
Name:	Andrew J. Sossen
Title:	Authorized Signatory

STARWOOD PROPERTY MORTGAGE SUB- 10-A, L.L.C.

By:
Name:	Andrew J. Sossen
Title:	Authorized Signatory

Form of Note

REVOLVING CREDIT LOANS AND PAYMENTS WITH RESPECT THERETO

	Type of Revolving Credit Loan Made	Amount of Revolving Credit Loan Made	End of Interest Period	Amount of Principal or Interest Paid This Date	Outstanding Principal Balance This Date	Notation Made By
Date

Form of Note

EXHIBIT  C

FORM OF COMPLIANCE CERTIFICATE

Financial Statement Date:                     ,

To:       Bank of America, N.A., as Administrative Agent Ladies and Gentlemen:

Reference is made to that certain Third Amended and Restated Credit Agreement, dated as February 28, 2018 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement”; the terms defined therein being used herein as therein defined), among Starwood Property Mortgage Sub-10, L.L.C., a Delaware limited liability company (“Starwood Property Mortgage Sub-10”), Starwood Property Mortgage Sub- 10-A, L.L.C., a Delaware limited liability company (together with Starwood Property Mortgage Sub-10, the “Borrowers”), Starwood Property Trust, Inc., a Maryland corporation (the “Parent”), the Subsidiaries of the Parent party thereto as guarantors, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent.

The undersigned Responsible Officer of the Parent hereby certifies as of the date hereof that he/she is the                                              1 of the Parent, and that, as such, he/she is authorized to execute and deliver this Compliance Certificate to the Administrative Agent on the behalf of the Parent, and that:

[Use following paragraph 1 for fiscal year-end financial statements]

1. The Loan Parties have delivered the  year-end audited financial statements required by Section 6.01(a) of the Agreement for the fiscal year of the Parent ended as of the above date, together with the report and opinion of an independent certified public accountant required by such section.

[Use following paragraph 1 for fiscal quarter-end financial statements]

1.          The Loan Parties have delivered the unaudited  financial  statements  required  by Section 6.01(b) of the Agreement for the fiscal quarter of the Parent ended as of the above date. Such financial statements fairly present the financial condition, results of operations, shareholders’ equity and cash flows of the Parent and its Subsidiaries in accordance with GAAP as at such date and for such period, subject only to normal year-end audit adjustments and the absence of footnotes.

2.          The undersigned has reviewed and is familiar with the terms of the Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions

1                 Pursuant to the Agreement, the Compliance Certificate shall be executed by the chief executive officer, chief financial officer, treasurer or controller of the Parent.

Form of Compliance Certificate

and condition (financial or otherwise) of the Loan Parties during the accounting period covered by such financial statements.

3.          A review of the activities of the Loan Parties during such fiscal period has been made under the supervision of the undersigned with a view to determining whether during such fiscal period the Loan Parties performed and observed all their Obligations under the Loan Documents, and

[select one:]

[to the best knowledge of the undersigned, during such fiscal period each of the Loan Parties performed and observed each covenant and condition of the Loan Documents applicable to it, and no Default has occurred and is continuing.]

--or--

[to the best knowledge of the undersigned, during such fiscal period the following covenants or conditions have not been performed or observed and the following is a list of each such Default and its nature and status:]

4.          The financial covenant analyses and information set forth on Schedule 1 attached hereto are true and accurate on and as of the date of this Compliance Certificate.

IN WITNESS WHEREOF, the undersigned has executed this Compliance Certificate as of

                          ,            .

STARWOOD PROPERTY TRUST, INC.

By:
Name:
Title:

Form of Compliance Certificate

For the Quarter/Year ended                                              (“Statement Date”)

SCHEDULE 1

to the Compliance Certificate

I.          Section 7.12(a) – Minimum Liquidity.

A. 1.	Cash Liquidity at Statement Date:	$
2.	Minimum required:	$***
3.	Excess (deficient) for covenant compliance (Line I.A.1– I.A.2):	$
B. 1.	Cash Liquidity at Statement Date:	$
2.	Near Cash Liquidity at Statement Date:	$
3.	Liquidity (Line I.B.1 + I.B.2):	$
4.	Minimum required:	$***
3.	Excess (deficient) for covenant compliance (Line I.B.3– I.B.4):	$

II.        Section 7.12 (b) – Fixed Charge Coverage Ratio.

A.	EBITDA for the applicable Test Period:
1.	Net Income (or loss) (prior to any impact from minority interests or joint venture net income and before deductionof any dividends on preferred stock) for such Test Period:	$
2.	Depreciation and amortization expense during such Test Period (to the extent actually included in determination of Net Income (or loss)):	$
3.	Interest Expense during such Test Period (to the extent actually included in determination of Net Income (or loss)):	$
4.	Income tax expense during such Test Period (to the extent actually included in determination of Net Income (or loss)):	$
5.	Extraordinary or non-recurring losses during such Test Period (to the extent actually included in determination of Net Income (or loss)):	$
6.	Extraordinary or nonrecurring gains during such Test Period (to the extent actually included in determination of Net Income (or loss)):	$

Form of Compliance Certificate

7.	Parent’s and its Subsidiaries’ proportionate share of Net Income of the joint venture investments and unconsolidated Affiliates of the Parent and its Subsidiaries during such Test Period:	$
8.	Amounts deducted in accordance with GAAP in respect of other non-cash expenses in determining Net Income for the Parent and its Subsidiaries during such Test Period:	$
9.	EBITDA (Lines II.A.1 + 2 + 3 + 4 + 5 - 6 + 7 + 8):	$
B.	Fixed Charges for the applicable Test Period:
1.	Debt service:	$
2.	All preferred dividends:	$
3.	Capital Lease Obligations paid or accrued during such Test Period:	$
4.	Capital expenditures:	$
5.	Any amounts payable under any ground lease:	$
6.	Fixed Charges (Lines II.B.1 +2 +3 +4 +5 ):	$
C.	Fixed Charge Coverage Ratio (Line II.A.9 ÷ Line II.B.6):	to 1.00
	Minimum required:	1.50 to 1.00

III.       Section 7.12 (c) – Leverage Ratio2.

A.	Total Indebtedness of the Parent at Statement Date:
1.	All Indebtedness (other than Contingent Liabilities not reflected on Parent’s consolidated balance sheet) at Statement Date:	$
2.	The proportionate share of all Indebtedness (other than Contingent Liabilities not reflected on Parent’s consolidated balance sheet) of all non-consolidated Affiliates of Parent at Statement Date:	$
3.	Total Indebtedness Line III.A.1 + 2):	$

2 Adjusted to remove the impact of consolidating any variable interest entities under the requirements of Accounting Standards Codification (“ASC”) Section 810 and/or transfers of financial assets accounted for as secured borrowings under ASC 860, as both ASC sections are amended, modified or supplemented from time to time.

Form of Compliance Certificate

B.	Total Assets of the Parent at Statement Date:
1.	Aggregate book value of all assets owned by the Parent on a consolidated basis at Statement Date:	$
2.	The proportionate share of the aggregate book value of all assets owned by non-consolidated Subsidiaries of the Parent at Statement Date:
3.

Amounts owing to the Parent or any of its Subsidiaries from any Affiliate thereof, or from officers, employees, partners, members, directors, shareholders or other Persons similarly affiliated with the Parent or any Affiliate thereof at Statement Date:

$
4.	Intangible Assets at Statement Date:	$
5.	Prepaid taxes and expenses at Statement Date:	$
6.	Total Assets (Line III.B.1 + 2 - 3 - 4 - 5):	$
C.	Leverage Ratio (Line III.A.3 ÷ Line III.B.6):	to 1.00
	Maximum permitted:	0.75 to 1.00

IV.       Section 7.12(d) -- Tangible Net Worth.

A.	Tangible Net Worth at Statement Date:
1.	All amounts which would be included under capital or shareholder’s equity (or any like caption) on a balance sheet of the Parent and its Subsidiaries on Statement Date: $
2.

Amounts owing to the Parent and its Subsidiaries from any Affiliate thereof, or from officers, employees, partners, members, directors, shareholders or other Persons similarly affiliated with the Parent or its Subsidiaries or any Affiliate thereof as of the Statement Date:

$
3.	Intangible Assets as of the Statement Date:	$
4.	Prepaid taxes and/or expenses on the Statement Date:	$
5.	Tangible Net Worth (Line IV.A.1 - 2 - 3 - 4):	$
B.

75% of Net Cash Proceeds received by the Parent from issuances or sales of its Equity Interests (other than Equity Interests constituting Convertible Debt Securities) occurring after September 30, 2017:

$
C.	75% of any increase in capital or shareholders’ equity (or like capital) on the balance sheet of the Parent, determined in accordance with GAAP, that would result from the settlement,

Form of Compliance Certificate

	conversion or repayment of any Convertible Debt Securities (assuming that no other transaction would offset the amount of such increase) after September 30, 2017:	$
D.	Minimum required Tangible Net Worth: ($[ ][3] + Line IV.B + Line IV.C):	$
E.	Excess (deficient) for covenant compliance (Line IV.A.5 -IV.D):	$

V.         Section 7.12 (e) – Eligible Assets Interest Coverage Ratio.

A.	Aggregate amount of cash interest income actually received by the Borrowers during such Test Period in respect of all EligibleLoan Assets:	$

B.	Aggregate Net Operating Income for all Eligible Property Assets:	$

C.	Amount of total interest expense incurred by the Borrowers, including capitalized or accruing interest, with respect to the Revolving Credit Loans and other Obligations during such Test Period:	$

D.	Eligible Assets Interest Coverage Ratio (Line V.A ÷ Line V.B):	to 1.00
	Minimum permitted:	1.25 to 1.00

3      Insert amount that is 75% of Tangible Net Worth as of the end of the fiscal quarter most recently ended prior to the Restatement Effective Date

Form of Compliance Certificate

EXHIBIT D-1

FORM OF ASSIGNMENT AND ASSUMPTION

This Assignment and Assumption (this “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [the][each]4  Assignor identified in item 1 below ([the][each, an] “Assignor”) and [the][each]5  Assignee identified in item 2 below ([the][each, an] “Assignee”). [It is understood and agreed that the rights and obligations of [the Assignors][the Assignees]6 hereunder are several and not joint.]7 Capitalized terms used but not defined herein shall have the meanings given to them in the Second Amended and Restated Credit Agreement identified below (the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by [the][each] Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby  agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

For an agreed consideration, [the][each] Assignor hereby irrevocably sells and assigns to [the Assignee][the respective Assignees], and [the][each] Assignee hereby irrevocably purchases and assumes from [the Assignor][the respective Assignors], subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of [the Assignor’s][the respective Assignors’] rights and obligations in [its capacity as a Lender][their respective capacities as Lenders] under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of [the Assignor][the respective Assignors] under the respective facilities identified below and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of [the Assignor (in its capacity as a Lender)][the respective Assignors (in their respective capacities as Lenders)] against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned by [the][any] Assignor to [the][any] Assignee pursuant to clauses (i) and (ii) above being referred to herein collectively as [the][an] “Assigned Interest”). Each such sale and assignment is without recourse to [the][any]

4 For bracketed language here and elsewhere in this form relating to the Assignor(s), if the assignment is from a single Assignor, choose the first bracketed language. If the assignment is from multiple Assignors, choose the second bracketed language.

5 For bracketed language here and elsewhere in this form relating to the Assignee(s), if the assignment is to a single Assignee, choose the first bracketed language. If the assignment is to multiple Assignees, choose the second bracketed language.

6 Select as appropriate.

7 Include bracketed language if there are either multiple Assignors or multiple Assignees.

D-1-1

Form of Assignment and Assumption

Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by [the][any] Assignor.

1.          Assignor[s]:

2.          Assignee[s]:

[for each Assignee, indicate [Affiliate][Approved Fund] of [identify Lender]]

3.          Borrowers:       Starwood Property Mortgage Sub-10, L.L.C., a Delaware limited liability company, and Starwood Property Mortgage Sub-10-A, L.L.C. , a Delaware limited liability company

4.          Administrative Agent: Bank of America, N.A., as the administrative agent under the Credit Agreement

5.          Credit Agreement:   Third Amended and Restated Credit Agreement, dated as February 28, 2018, among Borrowers, Starwood Property Trust, Inc. (the “Parent”), the subsidiaries of the Parent from time to time party thereto as guarantors, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent

6.          Assigned Interest[s]:

Assignor[s][8]	Assignee[s][9]	Aggregate Amount of Commitment/Revolving Credit Loans for all Lenders[10]	Amount of Commitment/Revolving Credit Loan Assigned	Percentage Assigned of Commitment/ Revolving Credit Loan[11]
		$	$	%
		$	$	%
		$	$	%

[7.         Trade Date:                                         ]12

8 List each Assignor, as appropriate.

9 List each Assignee, as appropriate.

10 Amounts in this column and in the column immediately to the right to be adjusted by the counterparties to take into account any payments or prepayments made between the Trade Date and the Effective Date.

11 Set forth, to at least 9 decimals, as a percentage of the Commitment/Revolving Credit Loans of all Lenders thereunder.

D-1-2

Form of Assignment and Assumption

Effective Date:                         , 20 [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

The terms set forth in this Assignment and Assumption are hereby agreed to:

ASSIGNOR
[NAME OF ASSIGNOR]

By:
Title:

ASSIGNEE
[NAME OF ASSIGNEE]

By:
Title:
[Consented to and][13] Accepted:
BANK OF AMERICA, N.A., as Administrative Agent
By:
Title:

Consented to:

BANK OF AMERICA, N.A., as Swing Line Lender
By:
Title:

12 To be completed if the Assignor and the Assignee intend that the minimum assignment amount is to be determined as of the Trade Date.

13 To be added only if the consent of the Administrative Agent is required by the terms of the Credit Agreement.

D-1-3

Form of Assignment and Assumption

[Consented to:14

STARWOOD PROPERTY MORTGAGE SUB-10, L.L.C., as Borrower

By:

Name: Andrew J. Sossen

Title: Authorized Signatory

STARWOOD PROPERTY MORTGAGE SUB-10-A, L.L.C., as Borrower

By:

Name: Andrew J. Sossen

Title: Authorized Signatory

14 To be added only if the consent of the Borrowers is required by the terms of the Credit Agreement.

D-1-4

Form of Assignment and Assumption

ANNEX 1 TO ASSIGNMENT AND ASSUMPTION

STANDARD TERMS AND CONDITIONS FOR ASSIGNMENT AND ASSUMPTION

1.       Representations and Warranties.

1.1.    Assignor. [The][Each] Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of [the][the relevant] Assigned Interest, (ii) [the][such] Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrowers, the Parent, any of their respective Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Borrowers, the Parent, any of their respective Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.

1.2.    Assignee. [The][Each] Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it is both a “qualified purchaser” (within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder) and a “qualified institutional buyer” (within the meaning of Rule 144A under the Securities Act of 1933,  as  amended),  and  it  meets  all  the   requirements   to   be   an   assignee   under  Section 11.06(b)(ii),  (iii) and (v) of the Credit Agreement (subject to such consents, if any, as may be required under Section 11.06(b)(iii) of the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of [the][the relevant] Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by [the][such] Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire [the][such] Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 6.01 thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the][such] Assigned Interest, (vi) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the][such] Assigned Interest, and (vii) if it is a Foreign Lender, attached hereto is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by [the][such] Assignee; and

(b) agrees that (i) it will, independently and without reliance upon the Administrative Agent,

D-1-5

Form of Assignment and Assumption

[the][any] Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

2.       Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of [the][each] Assigned Interest (including payments of principal, interest, fees and other amounts) to [the][the relevant] Assignor for amounts which have accrued to but excluding the Effective Date and to [the][the relevant] Assignee for amounts which have accrued from and after the Effective Date.

3.       General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York.

D-1-6

Form of Assignment and Assumption

EXHIBIT D-2

FORM OF ADMINISTRATIVE QUESTIONNAIRE

See Attached.

D-2-1

Form of Administrative Questionnaire

1

ADMINISTRATIVE QUESTIONNAIRE – (US DOLLAR ONLY)

C O N F I D E N T I A L I N F O R MA T I O N

1. Information as of date (enter date):
2. Borrower or Deal Name:		Starwood Property Mortgage Sub10 and Sub-10A LLC
3. Legal Name of Lender of Record for Signature Page:
Markit Entity Identifier (MEI) #:
Fund Manager Name (if applicable):
Legal Address from Tax Document of Lender of Record:
Country:
Address:
City:	State/Province:	Postal Code:

4. Domestic Funding Address:		5. Eurodollar Funding Address (if different than #4):
Street Address:		Street Address:
Suite/ Mail Code:		Suite/ Mail Code:
City:	State:	City:	State:
Postal Code:	Country:	Postal Code:	Country:
6. Credit Contact Information:

Syndicate level information (which may contain material non-public information about the Borrower and its related parties or their respective securities will be made available to the Credit Contact(s). The Credit Contacts identified must be able to receive such information in accordance with his/her institution's compliance procedures and applicable laws, including Federal and State securities laws.

Primary Credit Contact:		Secondary Credit Contact:
First Name:		First Name:
Middle Name:		Middle Name:
Last Name:		Last Name:
Title:		Title:
Street Address:		Street Address:
Suite/Mail Code:		Suite/Mail Code:
City:		City:
State:		State:
Postal Code:		Postal Code:
Country:		Country:
Office Telephone #:		Office Telephone #:
Office Facsimile #:		Office Facsimile #:
Work E-Mail Address:		Work E-Mail Address:
SyndTrak E-Mail Address:		SyndTrak E-Mail Address:
Additional SyndTrak User Access:
Enter E-Mail Addresses of any respective contact who should have access to SyndTrak below.
SyndTrak E-Mail Addresses:
Primary Operations Contact:		First:	MI:	Last:

NOV 2016

2

ADMINISTRATIVE QUESTIONNAIRE – (US DOLLAR ONLY)

C O N F I D E N T I A L I N F O R MA T I O N

Title:			First:	MI:	Last:
Street Address:			Title:
Suite/ Mail Code:			Street Address:
City:	State:		Suite/ Mail Code:
Postal Code:	Country:		City:	State:
Telephone:	Facsimile:		Postal Code:	Country:
E-Mail Address:			Telephone:	Facsimile:
SyndTrak E-Mail Address:			E-Mail Address:
SyndTrak E-Mail Address:
Secondary Operations Contact:
Does Secondary Operations Contact need copy of notices?				YES p	NO p
Letter of Credit Contact:			Draft Documentation Contact or Legal Counsel:
First:	MI:	Last:	First:	MI:	Last:
Title:			Title:
Street Address:			Street Address:
Suite/ Mail Code:			Suite/ Mail Code:
City:	State:		City:	State:
Postal Code:	Country:		Postal Code:	Country:
Telephone:	Facsimile:		Telephone:	Facsimile:
E-Mail Address:			E-Mail Address:
7. Lender’s Fed Wire Payment Instructions:
Pay to:
Bank Name:
ABA #:
City:	State:
Account #:
Account Name:
Attention:
8. Lender’s Standby Letter of Credit, Commercial Letter of Credit, and Bankers’ Acceptance Fed Wire Payment Instructions (if applicable):
Pay to
Bank Name:
ABA #:
City:	State:
Account #:
Account Name:
Attention:
Use Lender’s Fed Wire Payment Instructions in Section #7 above?				YES p	NO p
9. Lender’s Organizational Structure and Tax Status

NOV 2016

3

ADMINISTRATIVE QUESTIONNAIRE – (US DOLLAR ONLY)

C O N F I D E N T I A L I N F O R MA T I O N

Please refer to the enclosed withholding tax instructions below and then complete this section accordingly:
Lender Taxpayer Identification Number (TIN):
Tax Withholding Form Delivered to Bank of America (check applicable one):
W-9 p	W-8BEN p	W-8BEN-E p	W-8ECI p	W-8EXP p	W-8IMY p
Tax Contact:
First:	MI:	Last:
Title:
Street Address:
Suite/ Mail Code:
City:	State:
Postal Code:	Country:
Telephone:	Facsimile:
E-Mail Address:
SyndTrak E-Mail Address:

NON–U.S. LENDER INSTITUTIONS

1.    Corporations:

If your institution is organized outside of the United States, is classified as a Corporation or other non-flow through entity for U.S. federal income tax purposes, and is the beneficial owner of the interest and other income it receives, you must complete one of the following three tax forms, as applicable to your institution: a.) Form W-8BEN (Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding and Reporting (and a U.S. Tax Compliance Certificate if applicable)) or Form W-8BEN-E, b.) Form W-8ECI (Certificate of Foreign Person’s Claim that Income is Effectively Connected with the Conduct of a Trade or Business in the United States), or c.) Form W- 8EXP (Certificate of Foreign Government or Other Foreign Organization for United States Tax Withholding and Reporting).

A U.S. taxpayer identification number is required for any institution submitting a Form W-8 ECI. It is also required on Form W-8BEN or Form W-8BEN-E for certain institutions claiming the benefits of a tax treaty with the U.S. Please refer to the instructions when completing the form applicable to your institution.

2.    Flow-Through Entities

If your institution is organized outside the U.S., and is classified for U.S. federal income tax purposes as either a Partnership, Trust, Qualified or Non-Qualified Intermediary, or other non-U.S. flow-through entity, an original Form W-8IMY (Certificate of Foreign Intermediary, Foreign Flow-Through Entity, or Certain U.S. branches for United States Tax Withholding and Reporting) must be completed by the intermediary together with a withholding statement. Flow-through entities other than Qualified Intermediaries are required to include tax forms for each of  the underlying beneficial owners.

Please refer to the instructions when completing this form

U.S. LENDER INSTITUTIONS:

If your institution is incorporated or organized within the United States, you must complete and return Form W-9 (Request for Taxpayer Identification Number and Certification).

NOV 2016

4

ADMINISTRATIVE QUESTIONNAIRE – (US DOLLAR ONLY)

C O N F I D E N T I A L I N F O R MA T I O N

Pursuant to the language contained in the tax section of the Credit Agreement, the applicable tax form for your institution must be completed and returned on or prior to the date on which your institution becomes a lender under this Credit Agreement. Failure to provide the proper tax form when requested will subject your institution to U.S. tax withholding.

*Additional guidance and instructions as to where to submit this documentation can be found at this link:

IRS Tax Form Tool Kit.pdf
10. Bank of America’s Payment Instructions:
Pay to: ***

NOV 2016

EXHIBIT E

[intentionally omitted]

E-1

Pledge Agreement

EXHIBIT F

[intentionally omitted]

F-1

Security Agreement

EXHIBIT G

FORM OF SOLVENCY CERTIFICATE

I, the undersigned, chief financial officer of STARWOOD PROPERTY TRUST, INC., a Maryland corporation (the “Parent”), DO HEREBY CERTIFY on behalf of the Loan Parties, solely in my capacity as chief financial officer of the Parent and not in my individual capacity, as of the date hereof, that:

1.          This certificate is furnished pursuant to Section 4.01(a)(xv) of the Third Amended and Restated Credit Agreement (as in effect on the date of this certificate; the capitalized terms defined therein being used herein as therein defined), dated as of February 28, 2018, among Starwood Property Mortgage Sub-10, L.L.C., Starwood Property Mortgage Sub- 10-A, L.L.C., the Parent, the subsidiaries of the Parent party thereto as guarantors, Bank of America, N.A., as Administrative Agent, and the Lenders party thereto (as from time to time in effect, the “Credit Agreement”).

2.          Immediately before and after giving effect to the effectiveness of the Credit Agreement and immediately following the making of each Revolving Credit Loan, if any, on the date hereof and after giving effect to the application of the proceeds of each such Revolving Credit Loan, (a) the fair value of the property of each Loan Party (individually and on a consolidated basis with its Subsidiaries) is greater than the total amount of liabilities, including contingent liabilities, of such Loan Party, (b) the present fair salable value of the assets of each Loan Party (individually and on a consolidated basis with its Subsidiaries) is not less than the amount that will be required to pay the probable liability on its debts as they become absolute and matured, (c) each Loan Party (individually and on a consolidated basis with its Subsidiaries) does not intend to, and does not believe it will, incur debts or liabilities beyond its ability to pay such debts and liabilities as they mature, (d) each Loan Party (individually and on a consolidated basis with its Subsidiaries) is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Loan Party’s property would constitute an unreasonably small capital, and (e) each Loan Party (individually and on a consolidated basis with its Subsidiaries) is able to pay its debts and liabilities, contingent obligations and other commitments as they mature in the ordinary course of business.

[Signature Page Follows]

G-1

Form of Solvency Certificate

IN WITNESS WHEREOF, I have hereunto set my hand this [ ] day of [           ], 20[     ].

STARWOOD PROPERTY TRUST, INC.

By:
Name:
Title:	Chief Financial Officer

G-2

Form of Solvency Certificate

EXHIBIT H-1

FORM OF

UNITED STATES TAX COMPLIANCE CERTIFICATE

(For Non-U.S. Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is made to the Third Amended and Restated Credit Agreement (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement”), dated as of February 28, 2018, by and among Starwood Property Mortgage Sub-10, L.L.C., a Delaware limited liability company (“Starwood Property Mortgage Sub-10”), Starwood Property Mortgage Sub-10-A, L.L.C., a Delaware limited liability company (together with Starwood Property Mortgage Sub-10, the “Borrowers”), Starwood Property Trust, Inc., a Maryland corporation (the “Parent”), the Subsidiaries of the Parent party thereto as guarantors, Bank of America, N.A., as Administrative Agent, and the Lenders party thereto. Capitalized terms used herein but not otherwise defined shall have the meaning given to such term in the Agreement.

Pursuant to the provisions of Section 3.01(e) of the Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Revolving Credit Loan(s) (as well as any Note(s) evidencing such Revolving Credit Loan(s)) in respect of which it is providing this certificate, (ii) it is not a “bank” within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code of 1986, as amended, (the “Code”), (iii) it is not a ten percent shareholder of the Parent or either Borrower within the meaning of Code Section 881(c)(3)(B), (iv) it is not a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code, and (v) no payments in connection with any Loan Document are effectively connected with a United States trade or business conducted by the undersigned.

The undersigned has furnished the Administrative Agent, the Borrowers and the other Loan Parties with a certificate of its non-U.S. person status on Internal Revenue Service Form W-8BEN or W-8BEN-E. By executing this certificate, the undersigned agrees that (1) if the information provided on any of these certificates (including Form W-8BEN or W-8BEN-E) changes, the undersigned shall promptly so inform the Borrowers, the other Loan Parties and the Administrative Agent in writing and (2) the undersigned shall furnish the Borrowers, the other Loan Parties and the Administrative Agent properly completed and currently effective certificates in either the calendar year in which payment is to be made by the Borrowers, any of the Loan Parties or the Administrative Agent to the undersigned, or in either of the two calendar years preceding such payment.

[Signature Page Follows]

[Lender]

By:
Name:
Title:

[Address]

Dated: , 20[ ]

EXHIBIT H-2

FORM OF

UNITED STATES TAX COMPLIANCE CERTIFICATE

(For Non-U.S. Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is made to the Third Amended and Restated Credit Agreement (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement”), dated as of February 28, 2018, by and among Starwood Property Mortgage Sub-10, L.L.C., a Delaware limited liability company (“Starwood Property Mortgage Sub-10”), Starwood Property Mortgage Sub-10-A, L.L.C., a Delaware limited liability company (together with Starwood Property Mortgage Sub-10, the “Borrowers”), Starwood Property Trust, Inc., a Maryland corporation (the  “Parent”), the Subsidiaries of the Parent party thereto as guarantors, Bank of America, N.A., as Administrative Agent, and the Lenders party thereto. Capitalized terms used herein but not otherwise defined shall have the meaning given to such term in the Agreement.

Pursuant to the provisions of Section 3.01(e) and Section 11.06(d) of the Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code of 1986, as amended, (the “Code”), (iii) it is not a ten percent shareholder of the Parent or either Borrower within the meaning of Code Section 881(c)(3)(B), (iv) it is not a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code, and (v) no payments in connection with any Loan Document are effectively connected with a United States trade or business conducted by the undersigned.

The undersigned has furnished its participating Lender with a certificate of its non-U.S. person status on Internal Revenue Service Form W-8BEN or W-8BEN-E. By  executing this certificate, the undersigned (1) agrees that if the information provided on any of these certificates (including Form W-8BEN or W-8BEN-E) changes, the undersigned shall promptly so inform such participating Lender in writing, (2) agrees that the undersigned shall have at all times furnished such participating Lender with properly completed and currently effective certificates in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments and (3) acknowledges that such participating Lender will be furnishing all of these certificates (including the Form W-8BEN or W-8BEN-E) to the Administrative Agent, the Borrowers and the other Loan Parties, in accordance with Section 3.01(e) of the Agreement.

[Signature Page Follows]

[Participant]

By:
Name:
Title:

[Address]

Dated: , 20[ ]

EXHIBIT H-3

FORM OF

UNITED STATES TAX COMPLIANCE CERTIFICATE

(For Non-U.S. Participants That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is made to the Third Amended and Restated Credit Agreement (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement”), dated as of February 28, 2018, by and among Starwood Property Mortgage Sub-10, L.L.C., a Delaware limited liability company (“Starwood Property Mortgage Sub-10”), Starwood Property Mortgage Sub-10-A, L.L.C., a Delaware limited liability company (together with Starwood Property Mortgage Sub-10, the “Borrowers”), Starwood Property Trust, Inc., a Maryland corporation (the “Parent”), the Subsidiaries of the Parent party thereto as guarantors, Bank of America, N.A., as Administrative Agent, and the Lenders party thereto. Capitalized terms used herein but not otherwise defined shall have the meaning given to such term in the Agreement.

Pursuant to the provisions of Section 3.01(e) and Section 11.06(d) of the Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its partners/members are the sole beneficial owners of such participation, (iii) neither the undersigned nor any of its partners/members is a bank within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code of 1986, as amended, (the “Code”), (iv) none of its partners/members is a ten percent shareholder of the Parent or either Borrower within the meaning of Code Section 881(c)(3)(B),

(v) none of its partners/members is a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code, and (vi) no payments in connection with any Loan Document are effectively connected with a United States trade or business conducted by the undersigned or its partners/members.

The undersigned has furnished its participating Lender with Internal Revenue Service Form W-8IMY accompanied by an Internal Revenue Service Form W-8BEN or W-8BEN-E from each of its partners/members claiming the portfolio interest exemption,  provided that, for the avoidance of doubt, the foregoing shall not limit the obligation of the undersigned to provide, in the case of a partner/member not claiming the portfolio interest exemption, a Form W-8ECI, Form W-9 or Form W-8IMY (including appropriate underlying certificates from each interest holder of such partner/member), in each case establishing such partner/member’s available exemption from U.S. federal withholding tax. By executing this certificate, the undersigned (1) agrees that if the information provided on any of these certificates (including Form W-8BEN or W-8BEN-E or W-8ECI) changes, the undersigned shall promptly so inform such participating Lender in writing, (2) agrees that the undersigned shall have at all times furnished such participating Lender with properly completed and currently effective certificates in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments and (3) acknowledges that such participating Lender will be furnishing all of these certificates (including the Form W-8BEN or W-8BEN-E) to the Administrative Agent, the Borrowers and the other Loan Parties, in accordance with Section 3.01(e) of the Agreement.

[Signature Page Follows]

[Participant]

By:
Name:
Title:

[Address]

Dated: , 20[ ]

EXHIBIT H-4

FORM OF

UNITED STATES TAX COMPLIANCE CERTIFICATE

(For Non-U.S. Lenders That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is made to the Third Amended and Restated Credit Agreement (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement”), dated as of February 28, 2018, by and among Starwood Property Mortgage Sub-10, L.L.C., a Delaware limited liability company (“Starwood Property Mortgage Sub-10”), Starwood Property Mortgage Sub-10-A, L.L.C., a Delaware limited liability company (together with Starwood Property Mortgage Sub-10, the “Borrowers”), Starwood Property Trust, Inc., a Maryland corporation (the “Parent”), the Subsidiaries of the Parent party thereto as guarantors, Bank of America, N.A., as Administrative Agent, and the Lenders party thereto. Capitalized terms used herein but not otherwise defined shall have the meaning given to such term in the Agreement.

Pursuant to the provisions of Section 3.01(e) of the Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Revolving Credit Loan(s) (as well as any Note(s) evidencing such Revolving Credit Loan(s)) in respect of which it is providing this certificate, (ii) its partners/members are the sole beneficial owners of such Loan(s) (as well as any Note(s) evidencing such Revolving Credit Loan(s)), (iii) neither the undersigned nor any of its partners/members is a bank within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code of 1986, as amended, (the “Code”), (iv) none of its partners/members is a ten percent shareholder of the Parent or either Borrower within the meaning of Code Section 881(c)(3)(B), (v) none of its partners/members is a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code, and (vi) no payments in connection with any Loan Document are effectively connected with a United States trade or business conducted by the undersigned or its partners/members.

The undersigned has furnished the Administrative Agent, the Borrowers and the other Loan Parties with Internal Revenue Service Form W-8IMY accompanied by an Internal Revenue Service Form W-8BEN or W-8BEN-E from each of its partners/members claiming the portfolio interest exemption, provided that, for the avoidance of doubt, the foregoing shall not limit the obligation of the Lender to provide, in the case of a partner/member not claiming the portfolio interest exemption, a Form W-8ECI, Form W-9 or Form W-8IMY (including appropriate underlying certificates from each interest holder of such partner/member), in each case establishing such partner/member’s available exemption from U.S. federal withholding tax. By executing this certificate, the undersigned agrees that (1) if the information provided on any of these certificates (including Form W-8BEN or W-8BEN-E or W-8ECI) changes, the undersigned shall promptly so inform the Borrowers, the other Loan Parties and the Administrative Agent and (2) the undersigned shall have at all times furnished the Borrowers,  the other Loan Parties, and the Administrative Agent in writing with properly completed and currently effective certificates in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

[Signature Page Follows]

[Lender]

By:
Name:
Title:

[Address]

Dated: , 20[ ]

EXHIBIT I

FORM OF CERTIFICATE OF MARKET VALUE OF NEAR CASH SECURITIES

See Attached.

I-1

Certificate Of Market Value Of Near Cash Securities

RMBS/CMBS Near Cash Securities

X/XX/20XX

Security Name	CUSIP	BB Cusip	Current Face	NBV	Rating	Source of Rating	Maturity Dates for CMBS	Modified Duration on RMBS	Near cash Amount

EXHIBIT J

FORM OF BORROWING BASE CERTIFICATE

Reference is made to that certain Third Amended and Restated Credit Agreement, dated as of February 28, 2018 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement”; the terms defined therein being used herein as therein defined), among Starwood Property Mortgage Sub-10, L.L.C., a Delaware limited liability company (“Starwood Property Mortgage Sub-10”), Starwood Property Mortgage Sub-10-A, L.L.C., a Delaware limited liability company (together with Starwood Property Mortgage Sub-10, the “Borrowers”), Starwood Property Trust, Inc., a Maryland corporation (the “Parent”), the Subsidiaries of the Parent party thereto as guarantors, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent.

The undersigned Responsible Officer of the Parent hereby certifies that as of the date hereof he is the of the Parent, and that, as such, he is authorized to execute and deliver this Borrowing Base Certificate to the Administrative Agent and the Lenders in his capacity as a Responsible Officer of the Parent (and not in any individual capacity), and that the following amounts and calculations reflect the Borrowing Base Amount as of the Calculation Date (as defined below):

BORROWING BASE AMOUNT CALCULATION

AS OF                                           (the “Calculation Date”)

I.	Aggregate Borrowing Base Contributions for all Eligible Assets as of the Calculation Date:
A.

Total of the Outstanding Values of each Eligible Loan Asset as of the Calculation Date, multiplied by the applicable Advance Rate for each such Eligible Loan Asset as of the Calculation Date (See Schedule IA):

$
B.	Total of the Outstanding Values of each Eligible Property Asset as of the Calculation Date (See Schedule IB):	$

Borrowing Base Certificate

II.	Excess aggregate Non-Warehouse Eligible Amounts for all Eligible Non-Warehouse Assets as of the Calculation Date:
A.	Total of the Non-Warehouse Eligible Amounts for all Eligible Non-Warehouse Assets as of the Calculation Date: (See Schedule II):	$
B.	Amount, if any, by which the aggregate Non-Warehouse Eligible Amounts for all Eligible Non-Warehouse Assets as of the Calculation Date exceeds $100,000,000:	$

III.	Borrowing Base Shortfall as of the Calculation Date:
A.

The aggregate outstanding Borrowing Base Contributions of all Eligible Loan Assets included in Line I.A. and for which an Approved Appraisal of the Properties securing any such Eligible Loan Asset has not been received by the Administrative Agent on or prior to the Calculation Date:

$
B.

The aggregate outstanding Borrowing Base Contributions of all Eligible Property Assets included in Line I.B and for which an Approved Appraisal has not been received by the Administrative Agent on or prior to the Calculation Date:

$
C,

Amount equal to eighty five percent (85%) of the aggregate Adjusted Appraised Values as of the Calculation Date of each Property that relates to a Pledged Additional Collateral Asset and is described in either clause (i) or clause (ii) of the definition of Additional Collateral Asset (see Schedule III):

$
D.	Line III.A. plus Line III.B minus Line III.C:	$

Borrowing Base Certificate

Borrowing Base Amount as of the Calculation Date (Line I.A. plus Line I.B. minus Line II.B. minus Line III.D.):	$

The undersigned further certifies in his capacity as a Responsible Officer of the Parent (and not in any individual capacity) that, on the date hereof, (i) each of the Eligible Loan Assets included in the calculation of the Borrowing Base Amount satisfies each of the Loan Asset Eligibility Criteria listed in clauses (ii) through (vi) of Section 2.14(a) of the Credit Agreement and (ii) each of the Eligible Property Assets included in the calculation of the Borrowing Base Amount satisfies of the requirements contained in the definition of Eligible Property Asset.

Borrowing Base Certificate

IN WITNESS WHEREOF,  the undersigned has executed this Certificate as of

                                , 201_.

STARWOOD PROPERTY TRUST, INC.

By:
Name:
Title:

Borrowing Base Certificate

SCHEDULE IA

to Borrowing Base Certificate

Aggregate Borrowing Base Contributions for all Eligible Loan Assets1 as of the Calculation Date:

A.          [Name of Eligible Loan Asset]2

1. Outstanding Value of Eligible Loan Asset as of the Calculation Date:
a.	(1) The acquisition price paid by the applicable Borrower for such Eligible Loan Asset at the time such Eligible Loan Asset was acquired by such Borrower: minus	$
	(2) The aggregate amount of all Eligible Loan Asset Principal Payments received by the applicable Borrower in respect of such Eligible Asset:	$
minus
	(3) The amount, if any, by which the applicable Borrower has reduced the value of such Eligible Loan Asset on its books and records subsequent to the acquisition thereof by such Borrower:	$
	Total for this clause 1.a.:	$
b.

If such Eligible Loan Asset is the subject of an Accepted Offer to Purchase as of the Calculation Date[3]:

(1)    The agreed and accepted purchase price for such Eligible Asset as set forth in such Accepted Offer to Purchase:

$

1 For the avoidance of doubt, for purposes of calculating the Outstanding Value of an Eligible Loan Asset consisting of a commercial mortgage loan and a related mezzanine loan, all references in this Schedule IA to an Eligible Loan Asset shall include both the commercial mortgage loan and related mezzanine loan that comprise such Eligible Loan Asset.

2    To be used for each Eligible Loan Asset that was acquired by a Borrower.

3 In the case of any Eligible Loan Asset consisting of a commercial mortgage loan and a related mezzanine loan where the commercial mortgage loan or related mezzanine loan (but not both) is subject to an Accepted Offer to Purchase, the “Outstanding Value” of such Eligible Loan Asset under this clause 1.b. shall equal the sum of (x) the agreed and accepted purchase price for the portion of such Eligible Loan Asset that is subject to the Accepted Offer to Purchase plus (y) the “Outstanding Value” of the portion of such Eligible Loan Asset that is not subject to the Accepted Offer to Purchase as determined under clause 1.a. above.

Borrowing Base Certificate

minus

(2) The aggregate amount of all Eligible Loan Asset Principal Payments received by the applicable Borrower from such Eligible Loan Asset and not reflected in the purchase price set forth in such Accepted Offer to Purchase:

Total for this clause 1.b.:

$ $
c.	If such Eligible Loan Asset was previously included in the
borrowing pool under a Warehouse Line but has been removed
from such borrowing pool, as of the Calculation Date:
(1) The value that was attributed to such Eligible Loan Asset for purposes of calculating the Parent’s and its Subsidiaries’
borrowing capacity under the Warehouse Line from which such
Eligible Loan Asset was most recently removed, as determined under such Warehouse Line immediately prior to the removal of
	such Eligible Loan Asset therefrom:	$
minus
(2) The aggregate amount of all Eligible Loan Asset Principal
Payments received by the applicable Borrower from such Eligible
Loan Asset after the date such Eligible Loan Asset was removed
	from such Warehouse Line:	$
minus
(3) The amount, if any, by which the applicable Borrower has reduced the value of such Eligible Loan Asset on its books and records subsequent to the date such Eligible Loan Asset was
	removed from such Warehouse Line:	$
	Total for this clause 1.c.:	$
2. Outstanding Value (Least of Line 1.a., Line 1.b. (if applicable) and Line 1.c. (if applicable)):		$
3. Advance Rate for such Eligible Asset as of the Calculation Date:		%
4. Borrowing Base Contribution (Line 2, multiplied by Line 3) :		$

Borrowing Base Certificate

B.          [Name of Eligible Loan Asset]4

1. Outstanding Value of Eligible Loan Asset as of the Calculation Date:
a.	(1) The face amount of such Eligible Loan Asset at the time of its
	origination by the applicable Borrower:	$
minus
(2)(a) The amount of any upfront fee that was paid by the
borrower or any other obligor on such Eligible Asset to the
	applicable Borrower at the time of its origination:	$
minus
	(2)(b) The amount of any original issue or similar discount that	$
was applied to such Eligible Asset in connection with its
origination by the applicable Borrower:
	minus	$
(2)(c) The aggregate amount of all Eligible Loan Asset Principal
Payments received by the applicable Borrower in respect of such
	Eligible Loan Asset:	$
minus
(2)(d) The amount, if any, by which the applicable Borrower has reduced the value of such Eligible Loan Asset on its books and records subsequent to the origination thereof :
	Total for this clause 1.a.:	$

4 To be used for each Eligible Loan Asset that was originated by a Borrower.

Borrowing Base Certificate

b. If such Eligible Loan Asset is the subject of an Accepted Offer to
Purchase as of the Calculation Date[5]:
(1) The agreed and accepted purchase price for such Eligible
Loan Asset as set forth in such Accepted Offer to
Purchase:	$
minus
(2) The aggregate amount of all Eligible Loan Asset Principal
Payments received by the applicable Borrower from such Eligible
Loan Asset and not reflected in the purchase price set forth in
such Accepted Offer to Purchase:	$
Total for this clause 1.b.:	$
c. If such Eligible Loan Asset was previously included in the borrowing pool under a Warehouse Line but has been removed
from such borrowing pool, as of the Calculation Date:
(1) The value that was attributed to such Eligible Loan Asset for purposes of calculating the Parent’s borrowing capacity under the
Warehouse Line from which such Eligible Loan Asset was most
recently removed, as determined under such Warehouse Line
immediately prior to the removal of such Eligible Loan Asset
therefrom:	$
minus
(2) The aggregate amount of all Eligible Loan Asset Principal
Payments received by the applicable Borrower from such Eligible
Asset after the date such Eligible Loan Asset was removed from
such Warehouse Line:	$
minus
(3) The amount, if any, by which the applicable Borrower has reduced the value of such Eligible Loan Asset on its books and records subsequent to the date such Eligible Loan Asset was
removed from such Warehouse Line:	$

5 In the case of any Eligible Loan Asset consisting of a commercial mortgage loan and a related mezzanine loan where the commercial mortgage loan or related mezzanine loan (but not both) is subject to an Accepted Offer to Purchase, the “Outstanding Value” of such Eligible Asset under this clause 1.b. shall equal the sum of (x) the agreed and accepted purchase price for the portion of such Eligible Loan Asset that is subject to the Accepted Offer to Purchase plus (y) the “Outstanding Value” of the portion of such Eligible Asset that is not subject to the Accepted Offer to Purchase as determined under clause 1.a. above.

Borrowing Base Certificate

:
Total for this clause 1.c.:	$
2. Outstanding Value (Least of Line 1.a., Line 1.b. (if applicable) and Line 1.c. (if applicable)):	$
3. Advance Rate for such Eligible Asset as of the Calculation Date:	%
4. Borrowing Base Contribution (Line 2, multiplied by Line 3) :	$

Borrowing Base Certificate

SUM OF BORROWING BASE CONTRIBUTIONS FOR ALL
ELIGIBLE LOAN ASSETS INCLUDED IN THE BORROWING
BASE AMOUNT AS OF THE CALCULATION

DATE:                                                                                                                $

Borrowing Base Certificate

SCHEDULE IB

to Borrowing Base Certificate

Aggregate Borrowing Base Contributions for all Eligible Property Assets as of the Calculation Date:

A.          [Name of Eligible Property Asset]6

           Amount equal to *** of the undepreciated book value of such Eligible Property Asset determined in accordance with GAAP:

          The DSC Amount for such Eligible Property Asset:

           Lesser of Line 1.a. and Line 1.b.

1. Outstanding Value of Eligible Property Asset as of the Calculation Date:

a.           Amount equal to *** of the undepreciated book value of such Eligible Property Asset determined in accordance with GAAP:

b.          The DSC Amount for such Eligible Property Asset:

c.           Lesser of Line 1.a. and Line 1.b.

$ $ $

6  ***

Borrowing Base Certificate

B.          [Name of Eligible Property Asset]7

           Amount equal to *** of the undepreciated book value of such Eligible Property Asset determined in accordance with GAAP:

          The DSC Amount for such Eligible Property Asset:

           Amount equal to *** of the Appraised Value of such Eligible Property Asset:

          Least of Line 1.a., Line 1.b. and Line 1.c.

1. Outstanding Value of Eligible Property Asset as of the Calculation Date:

a.           Amount equal to *** of the undepreciated book value of such Eligible Property Asset determined in accordance with GAAP:

b.          The DSC Amount for such Eligible Property Asset:

c.           Amount equal to *** of the Appraised Value of such Eligible Property Asset:

d.          Least of Line 1.a., Line 1.b. and Line 1.c.

$ $ $ $

7  ***

Borrowing Base Certificate

SUM OF BORROWING BASE CONTRIBUTIONS FOR ALL

ELIGIBLE PROPERTY ASSETS INCLUDED IN THE BORROWING

BASE AMOUNT AS OF THE CALCULATION

DATE:                                                                                                                $

Borrowing Base Certificate

SCHEDULE II

to Borrowing Base Certificate

Aggregate Non-Warehouse Eligible Amounts for all Eligible Non-Warehouse Assets as of the Calculation Date:

A.          [Name of Eligible Non-Warehouse Asset]

1. Eligible Non-Warehouse Asset’s contribution to the Borrowing Base Amount as of the Calculation Date (as set forth on Schedule IA for such Eligible Non-Warehouse Asset):	$
2. Non-Warehouse Eligible Amount (Greater of (i) Line 1 and (ii) $0):	$

SUM OF NON-WAREHOUSE ELIGIBLE AMOUNTS FOR ALL

ELIGIBLE NON-WAREHOUSEASSETS INCLUDED IN THE

BORROWING BASE AMOUNT AS OF THE

CALCULATION DATE:                                                                                  $

Borrowing Base Certificate

EXHIBIT K

FORM OF ELIGIBLE LOAN ASSET CREDIT MEMORANDUM

***

K-1

Eligible Asset Credit Memorandum

EXHIBIT L

FORM OF PLEDGED ADDITIONAL COLLATERAL ASSETS REPORT

See Attached.

L-1

Additional Collateral Assets Report

Additonal Collateral Borrowing Base

Loan	Subdebt Y/N	Property Type	Current Loan Balance	Balance at Purchase or Funding	Total Commitment	Future Cash Fundings	Leverage Amount	Leverage%	SCG Purchase Price or Funding Amt	Discount/ Premium	Initial Maturity Date	Final Maturity Date	Current Fair Value	Book Value

Subtotal: Unlevered

EXHIBIT M

FORM OF ELIGIBLE LOAN ASSETS REPORT

See Attached.

M-1

Eligible Loan Assets Report

Borrowing Base Report for Starwood

			Utilization	Remaining Capacity
Date of Report	07/16/12	$250mm BofA Corp Line $		$ 250,000,000
Date of Fair Market Value	06/30/12	$50mm Over Advance $		$ 50,000.000

QUARTERLY BORROWING BASE REPORT

Type
Name of Project	Location of Underlying Real Estate (State)	Underlying Asset Type	Warehouse / Asset Sale	Status (Prospective Seller / Warehouse Lender)	Dated Added to BB	Number of days in BB	Aggregate Current Debt Balance (1)	NOI of Real Estate (TTM)	Loan Balance at Purchase of Acquisition	STWD Purchase Price	Current Book Value of STWD Debt	BofA Line Allocated Funded Amount	Projected Amount Funde Under the Repo	Amount (Over)/Under Funded Vs. STWD Warehouse

							$	$	$	$	$	$	$	$

Note

1) The aggregate current debt is the amount of the senior, junior and pari passe debt